ALLIANCE
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                                VARIABLE PRODUCTS
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                                   SERIES FUND
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                                  ANNUAL REPORT

                                DECEMBER 31, 1998

The following Annual Report for the Alliance Variable Products Series Fund, Inc. (the "Fund") includes financial information for the nineteen Portfolios of the Fund which were active as of December 31, 1998. Not all Portfolios of the Fund are available through each insurance product offering investments in the Fund.

LETTER TO SHAREHOLDERS                    Alliance Variable Products Series Fund
================================================================================

February 24, 1999

Dear Shareholder:

We are pleased to provide you with an update of Alliance Variable Products Series Fund, Inc. (the "Fund") for the annual reporting period ended December 31, 1998.

The following pages include a discussion regarding market activity and investment results for each of the 19 portfolios that comprise the Fund. As you will see, each portfolio's respective investment objective, as well as general market review, investment results and investment outlook are printed on a separate page within the report. Each portfolio's returns for the six- and 12-month periods ended December 31, 1998, located in the commentary section of the report, reflect unannualized total returns, and are based on each portfolio's net asset value (NAV). In addition, returns for the same periods are provided for the relevant benchmarks of each portfolio, as are the returns for other comparable indices. For additional investment results over the longer term, please refer to page A-25. A list of all comparable indices and their respective definitions can be found on page A-29.

We appreciate your investment in the portfolios of Alliance Variable Products Series Fund and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President

CONSERVATIVE INVESTORS PORTFOLIO          Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Conservative Investors Portfolio seeks the highest total return without, in the view of the Fund's Adviser, undue risk to principal by investing in a diversified mix of publicly traded equity and fixed-income securities.

MARKET REVIEW

In spite of very high volatility, 1998 was an excellent year for stock markets, and the MSCI World Equity Index provided its best return in ten years. Growth upsets in developing economies and the financial losses emanating from Asia and Russia left the European and U.S. economies largely unaffected despite a sharp decline in the world trade and export volumes. The U.S., in particular, posted very strong economic performance as interest-rate and real-income effects more than offset the weaker trend in exports and a dramatic widening of the trade deficit.

During the year, notwithstanding buoyant economic conditions in the U.S. and in some European economies, government bond yields continued to fall. This decline in yields was a consequence of weak commodity prices, deflation at the wholesale price level and the concerted round of reductions in short-term interest rates after the Russian default and the financial market turmoil of the summer. Government bonds fared better than corporates as credit spreads widened.

The forces at work in bond markets and investor concerns about quality and liquidity were also apparent in equity markets. Large-capitalization growth stocks were by far the best performing category in almost every market, with performance at the benchmark level dominated by an untypically small number of stocks.

INVESTMENT RESULTS

The Conservative Investors Portfolio provided a return of 5.73% for the second half of 1998. The result fell slightly short of its 6.37% composite benchmark rate of return. This composite is a 70%/30% mix of the Lehman Brothers Government/Corporate Bond Index and the S&P 500 Stock Index, respectively. Over the 12 months ended December 31, 1998, your Portfolio gained 14.20%, while its benchmark advanced 15.25%.

The three principal factors affecting the Portfolio's performance were: (1) the equity portion of the Portfolio's concentration in U.S. large-capitalization growth stocks, which performed relatively well, (2) a timely reduction of stock market exposure in July and a decision to reinvest in October, and (3) underperformance of the bond portion of the Portfolio as credit spreads widened.

INVESTMENT OUTLOOK

We believe that world economic growth will be much weaker in 1999. Japan, in our view, is not recovering and European business confidence is deteriorating fast. This leaves the increasingly unbalanced U.S. economy as almost the only engine for growth. A negative savings ratio and a foreign borrowing requirement of $300 billion are clearly not sustainable in the long run. Sustainable world growth depends on successful measures to stimulate consumption outside the United States. So far, these have been slow in coming.

Stock markets will continue to experience a two-way pull. Interest rates and inflation are likely to remain low, providing a supportive environment for the current high valuation levels. At the same time, earnings growth will be increasingly hard to achieve in a slowing world economy. The authorities will continue to lower interest rates as necessary to sustain world growth, nonetheless, the Japanese economy will probably continue to struggle, and the pressure for further competitive currency devaluations will persist.

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GROWTH INVESTORS PORTFOLIO                Alliance Variable Products Series Fund
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INVESTMENT OBJECTIVE

The Growth Investors Portfolio seeks the highest total return consistent with what the Fund's Adviser considers to be reasonable risk by investing in a diversified mix of publicly traded equity and fixed income securities.

MARKET REVIEW

Subdued inflation, falling interest rates and improved corporate margins have fueled the global bull market throughout the 1990s. Although most markets bottomed in the early '90s, the current bull phase really dates from 1995, since which time global equities have outperformed global bonds.

Although corporate earnings have grown since 1995, stock market returns have far outstripped the growth in corporate net worth. A lower discount rate applied to future earnings is part of the explanation while a steady reduction in the equity risk premium explains the rest.

Equity market sentiment went full circle in 1998. In the first half of the year, the implosion in Asian economies, which began in 1997, was largely ignored. Then, during the third quarter and after Russia's default on its domestic debt, markets reversed as investors stared into a deflationary abyss. And finally, markets recovered in the fourth quarter as the Western economies, particularly the U.S., apparently emerged unscathed, and the Central Banks cut interest rates.

In 1998, bond yields continued to fall. A combination of weak commodity prices, deflation at the wholesale price level and the three reductions in short-term interest rates contributed to this decline in yields. As credit spreads widened, government bonds fared better than corporates.

INVESTMENT RESULTS

For the six months ended December 31, 1998, the Growth Investors Portfolio provided a total return of 8.29%, outperforming its 8.08% composite benchmark rate of return for the same period. This composite represents 70% of the S&P 500 Stock Index, which returned 9.36%, and 30% of the Lehman Brothers Government/Corporate Bond Index, which returned 5.09%, for the same period. Over the 12 months ended December 31, 1998, your Portfolio gained 23.68% while its benchmark advanced 22.96%. The principal factors affecting the Portfolio's outperformance were (1) the Portfolio's concentration in U.S. large-capitalization growth stocks, and (2) a timely reduction of stock market exposure in July and a decision to reinvest the proceeds in October.

INVESTMENT OUTLOOK

Similar to 1998, weak global growth will continue to be of primary concern over the next 12 months. Japan, in our view, is not recovering and European business confidence is deteriorating fast. This leaves the increasingly unbalanced U.S. economy as almost the only engine for growth. Sustainable world growth depends on successful measures to stimulate consumption outside the United States, and such measures have, so far, been slow in coming.

While interest rates and inflation are likely to remain low, at the same time earnings growth will be increasingly difficult to achieve in a slowing world economy. The authorities will continue to lower interest rates as necessary to sustain world growth, nonetheless, we believe that the Japanese economy will continue to struggle and the pressure for further competitive currency devaluations will persist.

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TOTAL RETURN PORTFOLIO                    Alliance Variable Products Series Fund
================================================================================

The Total Return Portfolio seeks to achieve a high return through a combination of current income and capital appreciation by investing in a diversified portfolio of common and preferred stocks, senior corporate debt securities, and U.S. government and agency obligations, bonds and senior debt securities.

MARKET REVIEW

Despite global turmoil, the United States continued on a path of robust growth driven by domestic consumer demand. Growth for all of 1998 matched the previous year's growth at 3.9%. Manufacturing, however, remained weak as world export markets declined. Inflation and unemployment remained historically low throughout the period. The Federal Reserve, as a hedge against a slowing global economy, lowered interest rates from 5.50% to 4.75%.

As a result of the financial crises in Japan and several emerging market countries including Russia and Latin America, the past 12 months have produced extremes in the performance of various financial instruments. One such extreme has been the performance of value stocks, in which price tends to be low relative to earnings or book value. Growth stocks, on the other hand, show current business expectations fostering higher prices for a given level of earnings. Over the past year, the S&P 500 Stock Index (S&P 500) returned 28.74%, but if separated into growth and value components, the growth segment's appreciation of nearly 43% dwarfed the value portion's return of 15%.

The U.S. bond market posted solid returns in 1998. During the first half of the year, interest rates remained relatively stable and investor demand for yield-oriented securities, corporate bonds as well as mortgage-backed securities, was high. Despite strong U.S. economic growth, inflation remained low, further increasing demand in the bond market. During the third quarter, global markets suffered from heightened concerns about recession as the financial and economic turmoil in Asia spread to Russia and Latin America. The resulting flight to quality spurred a rally in the U.S. Treasury market and other safe haven government bond markets outside the U.S. while negatively impacting returns in the corporate, high yield and mortgage bond sectors. In the fourth quarter, the high yield sector rebounded along with equity markets when the Federal Reserve cut interest rates.

INVESTMENT RESULTS

The Total Return Portfolio posted returns of 6.36% and 16.99% for the six- and 12-month periods ended December 31, 1998. The Portfolio's benchmark, a 60/40 composite of the S&P 500 and the Lehman Brothers Government/Corporate Bond Index, returned 7.65% and 21.03% for the same time frames.

As you can see, the Portfolio underperformed its benchmark for both the six- and 12-month periods. The primary reason for this underperformance was that the equity portion of the Portfolio did not perform as well as the S&P 500. The performance of the S&P 500 continues to be dominated by several very large companies with unusually high price/earnings ratios. Our stock selection discipline is a valuation-based process that has led us to avoid these types of securities which appear expensive and have become even more expensive over time. We are persuaded that these excesses tend to reverse themselves over a full market cycle.

Your Portfolio, however, outperformed its peer group average, the Lipper Flexible Portfolio Funds Average, over the same six- and 12-month periods ended December 31, 1998. This peer group, consisting of 702 and 654 similar funds, returned 3.25% and 13.05% for these time frames. While these funds have similar investment objectives to your Portfolio, they may have different investment policies.

INVESTMENT OUTLOOK

We are hopeful that the Federal Reserve's action in lowering U.S. interest rates last fall is the catalyst for value stocks to improve their performance in 1999, as confidence returns to the markets and demand for investments broadens out beyond a small group of large-capitalization stocks.

We believe the risk of global recession has diminished after the recent wave of official interest rate cuts around the world. However, we believe global growth should continue to slow and inflation will remain subdued as the consequences of excess productive capacity are felt around the world. U.S. economic activity is expected to moderate, with growth estimates centered around 2.9% for 1999. U.S. interest rates and inflation should remain low allowing the U.S. Treasury market to continue to provide a safe haven during times of volatility.

PORTFOLIO STRATEGY

We will maintain our focus on securities that have the most attractive valuations, while also maintaining a well diversified portfolio with a high degree of sector and industry diversification. In addition, at this time, we plan to maintain the Portfolio's current position of fixed income securities to further enhance the Portfolio's diversification and to meet the Portfolio's investment objective.

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GROWTH AND INCOME PORTFOLIO               Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Growth and Income Portfolio seeks to balance the objectives of reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

MARKET REVIEW

Due to the financial crisis in Japan and the subsequent spread to the emerging markets, the past 12 months have been characterized by extremes in the performance of various financial instruments. Among the extremes has been the performance of value stocks, of which prices tend to be low relative to earnings or book values, versus growth stocks, for which current business expectations foster higher prices for a given level of earnings. Over the past year, the S&P 500 Stock Index (S&P 500) returned 28.74%, but if separated into growth and value components, the growth segment's appreciation of nearly 43% dwarfed the value portion's return of 15%.

INVESTMENT RESULTS

Your Portfolio intentionally maintains a value bias versus the S&P 500, and therefore, underperformed its unmanaged benchmark, the S&P 500, over the six- and 12-month periods ended December 31, 1998. The Growth and Income Portfolio returned 6.28% for the six-month period, and 20.89% for the 12-month period ended December 31, 1998. The S&P 500 posted returns of 9.36% and 28.74% for the same time frames, respectively.

Your Portfolio, however, outperformed its peer group average, the Lipper Growth and Income Fund Average, over the same periods. This peer group, consisting of 971 and 794 similar funds, returned 3.25% and 15.72%, for the six- and 12-month periods. While these funds have similar investment objectives to your Portfolio, they may have different investment policies.

INVESTMENT OUTLOOK

The emerging markets crisis reached a peak in August of 1998 with the Russian debt default. The potential for financial turmoil that followed led the Federal Reserve to lower U.S. interest rates three times since September. We hope that this is the catalyst for value stocks to improve their performance in 1999, as confidence returns to the markets and demand for investments broadens out beyond a small group of large-capitalization stocks.

PORTFOLIO STRATEGY

Your Portfolio has been consistent in its portfolio characteristics of maintaining a defensive dividend yield and price to earnings ratio, a fully invested posture, and a high degree of sector and industry diversification. We continue to seek the stocks of companies with primarily secular growth potential combined with reasonable valuation. Finally, we rely on Alliance's internal research capabilities in selecting stocks that we expect to deliver superior performance.

GROWTH PORTFOLIO                          Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks and other equity securities.

ECONOMIC AND MARKET REVIEW

The market moved steadily higher in the first half of 1998, but then experienced a turbulent second half. The 1997 collapse of Asian markets and economies seemed to have little effect on the U. S. economy or stock market until late summer of 1998. In the third quarter of 1998, worsening conditions in Asia began to put pressure on Western markets. When Russia defaulted on its foreign debt, sentiment turned bleakly pessimistic with talk of worldwide recession and uncontrolled deflation. From its July peak to its October low, the U. S. market dropped about 20%, with many stocks faring far worse.

In reality, the U. S. economy was still performing quite well with growth at a moderate pace and little pressure from inflation or interest rates. When the Federal Reserve cut interest rates, thus signaling its willingness to ease further if the economy did indeed weaken, the market began to stabilize. Only weeks later the Fed eased again, a move that caught the market by surprise and clearly reinforced the message that government policy would be stimulative. Other foreign central banks also eased. The stock market reacted by rebounding strongly, a move that has continued into early 1999.

INVESTMENT RESULTS

The Growth Portfolio gained 8.35% during the six months ended December 31, 1998, compared to a gain of 9.36% for the overall U.S. stock market, as represented by the S&P 500 Stock Index (S&P 500). The Russell 1000 Growth Stock Index (Russell
1000), which tracks performance of large-cap U.S. stocks, gained 15.22% for the same six-month period.

After performing well in the first half of 1998, the Growth Portfolio, with its heavy concentration in the volatile technology and financial sectors, fell by more than its benchmark index during the third quarter decline. With the U. S. economy performing well, and with inflation and interest rates low, we did not believe that there would necessarily be a recession. Furthermore, we thought that if there were a recession, it would likely be a modest one. In September and October it seemed to us that we were experiencing a financial panic rather than the beginning of a bear market. We used this market weakness to expand our positions in the technology sector, with particular emphasis on communications.

These purchases proved to be quite timely. As it became apparent that the U. S. economy was continuing to grow, the recovery gained momentum and in a remarkably short time, new all time highs were attained. The Portfolio performed strongly in this recovery and, by year end, had performed in line with the S&P 500. For the 1998 calendar year, your Portfolio, the S&P 500, and the Russell 1000 gained 28.73%, 28.74%, and 38.71%, respectively. Last year saw a continuing trend of outperformance by very large-capitalization stocks, and the Portfolio's return compared quite favorably with that of the average growth mutual fund, as represented by the Lipper Growth Funds Average (Lipper Average), which advanced 22.86% for 1998. During the 12 months ended December 31, 1998, the Lipper Average consisted of 980 mutual funds.

INVESTMENT OUTLOOK

Conditions appear favorable for continued gains entering 1999. However, valuations have reached uncomfortably high levels and the market is taking on an increasingly speculative tone, especially with respect to online trading of Internet-related stocks. We remain optimistic about long-term prospects for the
U. S. economy and markets, but caution that 1999 could be another year of considerable volatility.

AREAS OF OPPORTUNITY

We continue to believe that the communications sector offers the most attractive opportunities for above average long-term returns. Our long standing holdings of MCI Worldcom, Inc. and Cisco Systems, Inc. have been augmented by new positions in Global TeleSystems Group, Inc., an operator of a Pan-European fiber optic network along railroad rights of way, and by three contract manufacturers serving the electronics industry, Solectron Corp., Sanmina Corp., and SCI Systems, Inc. Financial services remains our second area of major concentration. This is a long-term growth area of the economy and relative stock market valuation continues to be moderate.

INTERNATIONAL PORTFOLIO                   Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The International Portfolio seeks to obtain a total return on its assets from long-term growth of capital and from income principally through a broad portfolio of marketable securities of established non-United States companies (or United States companies having their principal activities and interests outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities.

MARKET REVIEW

In the fourth quarter 1998, coordinated global easing ameliorated further concerns over deflation and recession. With the 30 basis point cut in core repo (repurchase agreement) rates to 3.00% in early December, the European Central Banks followed the Federal Reserve's move to arrest global economic slowdown. With lower rates in most OECD countries, the exception being Japan, we are sanguine on the 1999 profit growth story, albeit slower growth than in 1998, and on the equity markets for the U.S. and Western Europe.

INVESTMENT RESULTS

For the six months ended December 31, 1998, the International Portfolio posted a -2.47% return while its benchmark, the Morgan Stanely Capital International
(MSCI) Europe, Australasia, and Far East (EAFE) Index reported a 3.66% return. Over the longer 12-month period, both your Portfolio and its benchmark performed better. The International Portfolio returned 13.02% and the Index returned 20.33% for the 12-month period ended December 31, 1998.

Stocks recovered from their lows in the beginning of October with telecommunications companies leading the way. The Portfolio's telecommunications holdings in Nokia AB OYJ Corp. and Vodafone Group Plc contributed to performance in the fourth quarter, as did a snapback in bank stocks. The Portfolio's annual performance was below its benchmark index due to an exposure to export-related stocks in Japan and to the company Telecomunicacoes Brasileiras in Brazil, which performed relatively poorly.

INVESTMENT OUTLOOK

The U.S. economy has remained surprisingly strong, and we expect 3% Gross Domestic Product (GDP) growth in 1999. Although this rate of growth is below the 4% seen in the last two years, the figure nonetheless is impressive. Strong consumer demand, evident through retail, auto and home sales, continues to propel the U.S. economic engine.

Our forecast for GDP growth in Europe is between 2% and 2.5%, slower than in 1998, but still healthy. With U.K. interest rates currently above European rates, we may see steeper declines in this market as well as a weakness in the pound. In the Portfolio, we have established and increased positions in stocks which should benefit under this scenario.

With the introduction of the Euro, we have a positive long-term outlook on the continental European markets. A trace of this optimism was felt the first few trading days of January with most European markets closing higher. We continue to hold rising telecom stocks, as their fundamentals remain superb. On the margin we have added to cyclical names. We continue to believe that corporate restructurings will take place in Europe and will benefit shareholders as managements focus on higher returns on capital. The adoption of the Euro should continue to accelerate this mindset in the European business community as these major enterprises are forced to compete efficiently in an increasingly global economy.

While Japanese stocks performed nicely in October and November, some of the gains were lost in December, particularly with export-related stocks. With the rapidly appreciating yen, our holdings in these stocks reversed the positive trend we saw in these holdings in November. Over the past three months, we have been reducing the "export" positions and have been building positions in more domestic names. We have increased our overall exposure to Japan, although we still remain slightly underweight relative to the MSCI EAFE Index. Policy actions in Japan appear to be one step forward, two steps back, but we are likely approaching some turning point in Japan. While we still look for negative growth of -1% in Japan for 1999, this rate would be an improvement from the -3% seen in 1998.

East Asia, ex-Japan, proved to have powerful markets during the fourth quarter. Our underweight position in the region, helped us earlier in the year but hurt us in the fourth quarter. We have been selective in choosing stocks in this part of the world where we see current value.

Our only holding in Latin America is Telebras, a telecommunications company in Brazil. The value of this collection of communication assets was demonstrated earlier in the year with private sales to numerous telecommunications companies around the world. The January 13th devaluation of the real, however, has caused terrific instability in the market and we are closely watching the situation.

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INTERNATIONAL PORTFOLIO (continued)       Alliance Variable Products Series Fund
================================================================================

PORTFOLIO STRATEGY

In managing the Portfolio, our investment strategy will emphasize stock selection and investment in a limited number of comparatively large, high-quality companies. In following this strategy, we utilize the fundamental analysis and research of Alliance's large global equity research team situated in numerous locations around the world. The Portfolio's sector and geographic weightings will be a by-product of our "bottom-up" stock selection approach, rather than predetermined allocation.

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PREMIER GROWTH PORTFOLIO                  Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Premier Growth Portfolio seeks growth of capital rather than current income. In pursuing its investment objective, the Premier Growth Portfolio will employ aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. The Portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

MARKET REVIEW

Few people would have predicted the returns for 1998 given the major price pullback during the first week in October. At the time, we argued that we were modestly increasing our level of aggressiveness on the theory that you can only sell high if you have first bought low. Additionally, many companies were continuing to report solid fundamentals, even in the face of lower stock prices. Importantly, the Federal Reserve demonstrated a willingness to provide liquidity in order to address systemic financial strains. Clearly, many of the problems that troubled the market in the third quarter of 1998 have not been resolved. There are continuing risks in Latin America and Eastern Europe and precious few signs of significant change in Japan. However, on balance, it is our belief that the strength of the U.S. and European economies will serve to pull the troubled economies forward rather than vice-versa. The U.S. continues to demonstrate tremendous strength, both in absolute and relative terms. These strengths range from our democratic-capitalist base, our sound legal and accounting systems, excellent corporate balance sheets, technological leadership, name brand recognition as well as centrist monetary, fiscal and political policies.

INVESTMENT RESULTS

The Premier Growth Portfolio outperformed both of its benchmarks for the six- and 12-month periods ended December 31, 1998. For the six months, the Portfolio returned 15.27% versus 9.36% for the S&P 500 Stock Index (S&P 500) and 15.22% for the Russell 1000 Growth Stock Index. For the 12-month period, the Portfolio achieved a total return of 47.97%, versus 28.74% for the S&P 500, and 38.71% for the Russell 1000. The Portfolio benefited from select technology names, primarily in personal computers, wireless, data telecommunications and computer software and storage. Strong gains were also posted by high-growth retailers. A total of 35 stocks, representing 80% of the portfolio weighting, outperformed the benchmarks. Airline stocks detracted from performance because, despite lower fuel costs and record load factors, they continue to come under pressure from fears of an economic slowdown in Asia and Latin America.

INVESTMENT OUTLOOK

Fundamentals have, on the margin, improved since the major pullback of the first week of October; however, prices have lifted dramatically. Our expectation is for good economic growth in 1999, particularly among large-cap growth companies which we have labeled the "haves" (i.e., those companies which can achieve 17% or greater annual growth going forward). Although the price of these companies is higher, within a context of positive Gross Domestic Product (GDP) growth, low interest rates, low inflation, and continued centrist monetary and fiscal policy, the rollover growth of these companies offers a compelling alternative to the 5% long bond. We also expect a respectable growth rate in Europe, which should add a second leg to the strength of the world economy.

PORTFOLIO STRATEGY

Two-thirds of the Portfolio remains invested in the "haves," mentioned above, with a second tier invested in 12%-15% steady growers such as drug and food chains, select consumer staples and select retailers. In the event the economy proves stronger than expected (a risk we view as higher than risk of disinflation), we maintain small positions in airlines, autos and select financials. We anticipate volatility to increase and will, as always, capitalize on such volatility by trading around core positions.

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QUASAR PORTFOLIO                          Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Quasar Portfolio seeks growth of capital by pursuing aggressive investment policies. While it invests primarily in the equity securities of small-capitalization companies, it may invest in any type of securities issues by any company in any industry that we believe to offer possibilities for capital appreciation. The Portfolio may also pursue investment opportunities outside of the United States.

INVESTMENT RESULTS

1998 was a difficult year for small- and mid-cap companies. As a result, both your Portfolio and its benchmark, the Russell 2000 Index, posted negative returns for the sixand 12-month periods ended December 31, 1998. The Portfolio's returns were -16.37% and -4.49%, while the Russell 2000 Index posted returns of -7.12% and -2.55%.

INVESTMENT REVIEW

During 1998, we believe that there were three major reasons that led to the Portfolio's underperformance relative to its benchmark. First, growth stocks with cyclical exposure did not do well during the third quarter, as many investors felt that we may enter a recession sometime in 1999. If that were to be the case, their earnings outlook would deteriorate. Specifically, the airline sector and the rental car sector, two industries which are showing tremendous profitability, and which are fundamentally quite strong, gave up almost two years worth of stock performance during this one quarter alone. During this time, investors shifted out of these types of stocks into groups of stocks that had more positive momentum (price and volume trends).

Second, we underestimated the amount of momentum that was evident in investors' minds when they bought stocks and when they sold stocks. In many cases, it appeared that we bought our new ideas too early, and when we sold our older names based on valuation, this sell decision was also made too early. In other words, valuations took longer to be realized when the buy decision was made. Conversely, the momentum investors carried our stocks to higher valuations after we sold them because the valuations they were willing to pay for these stocks were simply higher than the valuations we thought they were worth. As a result, our sell decision was premature based upon this momentum.

Third, while we like to think of ourselves as leading edge investors looking for that next great idea, we were unwilling to overweight heavily in the technology sector. More specifically, we essentially avoided investing in Internet stocks altogether. These stocks, in most cases, have yet to demonstrate the ability to earn a single penny in earnings and in some cases, probably never will. Regardless, these stocks have performed exceptionally well, defying all logical valuation criteria. In our opinion, these stocks were overpriced a year ago when 1998 began, and today are even more overpriced as we enter 1999. We simply believe that when investors start looking at fundamentals and valuations, not hype and momentum, these stocks will come back to reality.

As a result, after a very strong first half during 1998, the Portfolio underperformed tremendously in the third quarter. Although we made up some further ground in the fourth quarter, we still underperformed relative to the benchmark for the entire year by 1.94%.

PORTFOLIO STRATEGY

Our basic investment strategy remains unchanged. We continue to adjust the Portfolio's composition to reflect our perception of those smaller, highly competitive companies that will, in our judgment, exhibit long-term price appreciation through superior earnings growth.

On the growth side, we still have strong weightings in the retail, health care, and leisure sectors. On the cyclical side, we are overweighted in the transportation and housing related sectors. We are currently underweighted in the technology and financial services sectors. Furthermore, 1998 marks the fifth consecutive year in which the large-cap stocks, as measured by the S&P 500 Stock Index (S&P 500), outperformed the small-cap stocks, as measured by the Russell 2000 Index. During this five-year period, on an annualized basis, the S&P 500 was up 24.1%, considerably outperforming the Russell 2000 Index, up 11.9%. We are extremely excited about the Quasar Portfolio as we enter the new year. We firmly believe that when the turn for small-cap stocks does occur, we will be extremely well positioned to fully participate.

REAL ESTATE INVESTMENT PORTFOLIO          Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Real Estate Investment Portfolio seeks a total return on its assets from long-term growth of capital and income primarily by investing in the equity securities of companies primarily engaged in, or related to, the real estate industry.

MARKET REVIEW

Unfortunately, the negative relative performance produced by real estate companies in the first six months of 1998 accelerated in the year's second half. Whereas much of the U.S. equity market rebounded strongly from a summer sell-off in the December quarter, Real Estate Investment Trusts (REITs) did not. The National Association of Real Estate Investment Trusts (NAREIT) Equity Index dropped 13.13% for the six months ended December 31, 1998 and an astounding 17.50% for the full year. Large- and small-capitalization U.S. equities produced returns of 9.36% as measured by the S&P 500 Stock Index and -7.12% as measured by the Russell 2000 Index, in the closing six months of 1998, respectively. These two indices produced calendar 1998 returns of 28.74% and -2.55%, respectively. REIT returns for the year, on the other hand, more closely mirrored those of hard asset commodities than those of public equities. The Dow Jones-AIG Commodity Index lost over 30% of its value during 1998.

The calendar 1998 return of the NAREIT Equity Index reflected all of the negatives and none of the positives experienced by REITs during the year. Among the factors depressing real estate stocks at various points in 1998 were: a global downturn in hard asset prices and inflation hedge investments, high valuations relative to net asset value, a plethora of equity issuance by REITs, the beginning of construction in select markets, too much debt capital coming into real estate, tax law changes which restricted the potential growth of the four so-called paired share REITS, fears of a recession and a demand drop-off, and too little capital coming into the market. Among the factors ignored by investors during the year were better than expected realized growth in the face of declining growth for the market as a whole, accelerating dividend increases in the face of declining alternative yields, and a very healthy underlying real estate environment.

INVESTMENT RESULTS

As we have already discussed, the real estate market did not perform well in 1998. As a result, both your Portfolio and its benchmark, the NAREIT Equity Index, produced negative returns for the six- and 12-month periods ended December 31, 1998. The Real Estate Investment Portfolio lost 13.45% and 19.07% during these time frames. While we outperformed our NAREIT benchmark in the first and fourth quarters of the year, we lagged in between.

Our stock selection process leads us to choose companies that are likely to experience better than average and better than expected growth because they are exposed to the best real estate markets. These companies have tended to be inexpensive relative to our expectations of growth, although not necessarily cheap on an absolute basis. In general, this was not a formula for success in 1998, as virtually all real estate companies experienced valuation declines with the most severe contractions being reserved for the higher growth entities we favor. This broad-based phenomenon was felt most sharply in the hotel sector. Hotels produced far greater cash flow growth in 1998 than any other real estate sector, yet lagged all other sectors in price action with a decline of nearly 60% during the year. We entered the year with nearly a two times market weighting in hotels based on the in place real estate fundamentals and our expectations of growth. Although we reduced our hotel exposure during the year (to little more than a market neutral weight by year-end), enough damage was already done to ensure a below benchmark year. The Portfolio's relative underperformance resulted entirely from our hotel investments.

PORTFOLIO STRATEGY

As we enter 1999, the Real Estate Investment Portfolio is more conservative than it was a year ago. It trades in line with the average REIT at 8.5-9.0 times 1999 expected funds from operations (or FFO, the REIT equivalent of earnings per share) and 5%-10% below estimated net asset value of the underlying real estate. It has better than average expected growth in FFO of over 12% and a high dividend yield of 7%. We think these characteristics stack up well against other REIT portfolios and, indeed, against many non-REIT portfolios, as well.

Our Portfolio is conservative from a real estate perspective, as well. Our largest exposure on an absolute and relative basis is to downtown office properties in the northeastern United States. These are markets which offer relatively predictable rental growth prospects today because of long lease terms with below market in-place rents, low vacancy rates, and long lead times for construction. We are also weighted towards grocery anchored shopping centers on the West Coast and Class "A" apartments in California and the northeast. We view these sectors as defensive in a slower growth economy. The Portfolio is under-represented in Sunbelt apartments because we believe there are too many apartments being built today in the Sunbelt for us to be comfortable with large investments in the sector. Since we are concerned

REAL ESTATE INVESTMENT PORTFOLIO
(continued)                               Alliance Variable Products Series Fund
================================================================================

about the discretionary nature of most mall sales at this point in the economic cycle, we are also under-represented in regional malls in general.

INVESTMENT OUTLOOK

Our outlook for 1999, although muted by the past year, remains upbeat and optimistic. REITs are just plain cheap by any absolute or relative measure. The fundamentals underlying the real estate business are solidly in equilibrium (which has been a good time to make money in past cycles). And few investors seem to care. This combination of traits is a classic representation of an out-of-favor sector. And historically, out-of-favor sectors have been fruitful areas for investment. While past performance cannot guarantee a future course of action, we believe that the risk/reward trade off in REITs today is extremely compelling.

TECHNOLOGY PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Technology Portfolio is a diversified investment portfolio that seeks growth of capital. The Portfolio invests principally in securities of companies which use technology extensively in the development of new or improved products or processes.

INVESTMENT RESULTS

1998 was a year of high volatility and uncertainty. In the last twelve months, the market has experienced a dramatic correction only to see an even stronger rally which has continued into 1999.

The Technology Portfolio has underperformed its benchmark, the Pacific Stock Exchange (PSE) High Technology Index, for the six-month period ended December 31, 1998, but comfortably outperformed its benchmark during the 1998 calendar year. For the six- and 12-month periods, your Portfolio gained 27.55% and 63.79%, respectively, while the PSE High Technology Index advanced 29.85% and 54.60%, respectively. Your Portfolio outperformed its benchmark index for the 12-month period ended December 31, due to our consistent style of focusing on quality and long-term fundamentals. This investment style has been rewarded during this unique time by preserving capital while still being positioned to participate fully in the market's recent recovery.

INVESTMENT DISCUSSION

We have commented in the past about how technology product cycles keep getting shorter, that they are measured in months now rather than years. Lately, it seems the same thing is happening with investor perceptions about technology--sharp emotional shifts in short periods of time. In the last two quarters, for example, we have gone from unbridled enthusiasm to rampant pessimism back to jubilation. If people are not worried about the Y2K issue, problems in Asia, the government's case vs. Microsoft or the decline in PC prices, they are enthusiastic about the strong earnings shown as we finish 1998, recovery in Asia, or the excitement (mania?) surrounding Internet stocks.

These rapid changes in perception make portfolio management more difficult. It is always tempting to join the crowd and rush into a stock going up every day or panic out of one doing the reverse. The brokerage community reinforces the importance of these short-term swings in their effort to maximize trade commissions. We have long felt, however, that too much emphasis on short-term issues and the high portfolio turnover, which is part of that approach, often leads to a "churn and burn" experience--high transaction costs, more capital gains taxes and too much emphasis on tactical rather than strategic considerations.

It is possible that some of this trading myopia may have become a permanent part of the investment scene, at least with respect to technology stocks. Many people are chasing these stocks without an understanding of their underlying business and they show a readiness to unload positions at the slightest sign of weakness. More involvement with tech stocks amongst the retail community partly explains this instability. The non-professional investor now has access, through the Internet, to quotes, charts, press releases, conference calls, chat rooms and even Wall Street analysis. Momentum is the buzzword of this new kind of investor, electronic day trading is the style and myopic group-think is the result.

The extraordinary run-up in Internet stocks is the best example of this phenomenon. This worldwide network, allowing consumers and businesses to connect to almost anyone or anything, marks a new era in technology and it has profound implications. The secular growth opportunity for dozens of new companies in this area is clear. Nevertheless, too much of the activity in Internet stocks is amongst retail day traders who seem to believe that the higher a stock goes, the more attractive it becomes.

Some of the Portfolio's strong performance this year has come from its exposure to several names in this Internet space and we hope to capitalize further on the secular business opportunity which lies ahead in this new "dot com" era. Shorter term, however, we are somewhat concerned about an old fashioned issue called valuation--some Internet stocks seem ahead of themselves and we are cautiously waiting for better opportunities than exist today to further build our positions in this exciting new wave of technology.

UTILITY INCOME PORTFOLIO                  Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Utility Income Portfolio seeks current income and capital appreciation by investing primarily in the equity and fixed-income securities of companies in the utilities industry. The Portfolio's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of utilities companies engaged in the manufacture, production, generation, provision, transmission, sale and distribution of gas, electric energy, and communications equipment and services, and the provision of other utility or utility-related goods and services.

MARKET REVIEW

There has been a very large discrepancy between the performance of growth stocks, which command premium prices for constant and visible earnings growth, and of value stocks, whose greater degree of business-cycle exposure translates into lower valuations, in 1998. The performance differential is now greater in some respects than it was during the "nifty fifty" period of the early 1970s. History, however, shows that over the long run growth stocks and value stocks have exhibited similar performance. Additionally, value stocks tend to benefit from Federal Reserve easing such as that begun in September of 1998. We therefore expect value to be highlighted by the market as we enter 1999.

INVESTMENT RESULTS

For the six-month period ended December 31, 1998, the total return for your Portfolio was 12.57%. This compares with returns of 6.27% and 17.05%, for the Dow Jones (DJ) Utility Index and the New York Stock Exchange (NYSE) Utility Index, respectively. For the same time period, the Lehman Brothers (LB) Long-Term Government Bond Index returned 6.74%. Over the 12 months ended December 31, 1998, your Portfolio gained 23.91% compared to returns of 14.37%, 33.04%, and 13.41% for the DJ Utility Index, NYSE Utility Index, and the LB Long-Term Government Bond Index, respectively

Also, for the same six- and 12-month periods ended December 31, your Portfolio outperformed its peer group as represented by the Lipper Utility Funds Average (Lipper Average), which returned 9.11% and 18.30%, respectively. During the six- and 12-month periods ended December 31, 1998, the Lipper Average consisted of 103 and 102 funds, respectively.

Utility stocks tend to perform well during times of market stress. The fourth quarter of 1997 witnessed relatively sharp outperformance of utilities brought on by the Asian crisis. The first two quarters of 1998 marked a reduction of Asian tensions and a return to higher comfort levels, and therefore, utilities did not keep up with the consequent overall rise in the broader market.

In August, a renewed bout of nervousness due to the Russian debt crisis and domestic hedge fund problems caused the broad market to plummet, but the perceived safe haven nature of utilities again bolstered the sector. For the month, the S&P 500 Stock Index dropped 14.5% while your Portfolio's decline was slightly less than 9%. Finally, the market's subsequent rebound caused the broader market to outperform the utility sector once again.

Your Portfolio's underperformance relative to its benchmark, the NYSE Utility Index, is largely due to the 5% weighting in that index of Lucent Technologies, the communications technology company spun out of AT&T Corporation. Lucent stock, which is not a holding of your Portfolio, appreciated 175% over the past 12 months.

INVESTMENT OUTLOOK

Three factors will converge in 1999 that may point to continued good performance of the utility sector. First, the global turmoil evident in 1998 has moderated, but has not disappeared. Any intensification of the emerging markets financial crisis in 1999 will once again highlight the safe haven nature of utilities. Second, in its successful attempt to calm the markets, the Fed has begun to ease. Historically, easing has led to reduced long-term interest rates, which are typically favorable for utility stock performance. Third, corporate earnings growth is liable to slow in 1999 as global economic problems dampen domestic business activity. Utility earnings growth is normally low relative to the broad market, but 1999 may see utility earnings growing more comparably to the broad market.

WORLDWIDE PRIVATIZATION PORTFOLIO         Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Worldwide Privatization Portfolio seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Portfolio's investment portfolio will include equity securities of companies that are believed by the Fund's Adviser to be beneficiaries of the privatization process.

REVIEW AND OUTLOOK

1998 featured dramatically diverse equity returns from the various regions of the world. Economic uncertainty originating in Asia negatively affected all the global emerging markets. Developed market returns were largely positive but were subject to increased volatility.

European markets were particularly strong as investor's enthusiasm for the prospects arising from European Monetary Union grew. Additional support for equity markets in the region arose from the continued change in savings patterns with a shift towards equity ownership by individuals.

Asian markets recovered from lows but remained depressed following the financial crisis that engulfed the region. The strongest recovering markets in the region were those in which economic reform had been embraced most aggressively. We believe that the process of economic reform is still at an early stage and feel that governments must continue to withdraw from the economy for revival to be maintained. Privatization will be key to this process and we expect to see an acceleration of privatization issues and opportunities for your Portfolio in Asia.

The Japanese market and economy remained in the doldrums as the government failed to deal adequately with the country's banking crisis. Two large privatizations at the end of the year offered some encouragement that the Japanese administration has accepted the need to implement change. We expect to see the Japanese government continue in its efforts to privatize and reform, although at a slow pace.

The contagion effect from Asia negatively impacted the Latin American markets. Additional uncertainty in the region was caused by the failure of Cardoso's Brazilian government to implement fiscal reforms and reduce the country's huge public sector budget deficit. Ultimately, this resulted in the removal of the Brazilian currency peg and a sharp devaluation of the real. We strongly believe that economic and fiscal reform must be implemented in order for both Brazil and the Latin American economic environment to improve. We believe that some excellent opportunities will arise for the Portfolio to invest in the countries that restructure most aggressively.

East European markets were similarly affected by the Asian contagion and the economic collapse in Russia. We currently find some excellent value in privatization issues in the region.

Despite the market volatility in 1998, privatization volumes were strong with over US$140 billion of initial public offerings and secondary offerings. Over the next 12 months, we anticipate a significant increase in the number of privatization issues both in the developed economies of the world and the emerging economies that accelerate restructuring of their economic systems.

On an industry basis, privatizations continued to be dominated by telecoms and utility transactions. However, as noted in previous years there continued to be an expansion in both industry and geographic spread. We believe this will be a lasting trend, and we anticipate further opportunities to broaden your Portfolio's industry and geographic diversity.

We are confident that privatizations will continue to offer one of the most attractive ways to gain exposure to global investment opportunities and the themes of deregulation and restructuring.

INVESTMENT RESULTS

The Worldwide Privatization Portfolio posted a return of -2.57% for the second half of 1998. This result underperformed the Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index return of 3.66% for the same period. Over the 12-month period ended December 31, 1998, your Portfolio advanced 10.83%, underperforming the MSCI EAFE Index return of 20.33% for that period.

Your Portfolio's strong relative weighting in emerging market stocks negatively impacted overall performance and was the primary reason for your Portfolio's relative underperformance during the 12-month period ended December 31, 1998. However, performance of the Portfolio did benefit from relative underweighting in Japan and overweighting in Europe. Stock selection continued to positively impact performance across all regions.

GLOBAL BOND PORTFOLIO                     Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Global Bond Portfolio seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. dollar and a range of foreign currencies.

MARKET REVIEW

Investment results for both the six- and 12-month periods ended December 31, 1998 were boosted in the second half of the year as the value of foreign investments rose due to a weak U.S. dollar in the foreign exchange markets.

The USD fell by over 24% against the Japanese yen, peak-to-trough, as the JPY moved from a low of 147.66 to a high of 111.58. A move of this magnitude in such a short period has not been seen since the 1970s. The value of European bond investments also benefited from USD weakness as the USD fell by over 13%, peak-to-trough, against the German mark.

Such a robust environment in the foreign exchange market dwarfed the impact of the movement in the underlying bonds however, the direction of both U.S. and European bonds was positive for the Portfolio over the period. Yields moved to historic lows on the back of the Russian financial crises, and the U.S. Federal Reserve's leading of various central banks in easing monetary policy. Japanese bonds were the laggard performers as supply concerns overwhelmed the market, and Japanese bond yields rose during the second half of the year.

The move in U.S. and European bond yields was initially supported by the Russian crisis as "safe-haven premium" was built into government debt. Sentiment (and prices) was further boosted as central banks eased monetary policy. However, during the last quarter of 1998, the markets returned to focus more internally, and the U.S. market, in particular, found itself pricing-in too bearish an outlook for growth. As growth confounded the pessimists, U.S. bonds retraced approximately half their gains of the third quarter. European bonds held up better during the latter quarter as growth and inflation data lived up to, and in many cases exceeded, the pessimistic expectations.

INVESTMENT RESULTS

For the six-month period ended December 31, 1998, your Portfolio gained 10.79%, bringing the 1998 calendar year advance to 14.12%. The Portfolio's benchmark, the Salomon Smith Barney (SSB) World Government Bond Index (unhedged in U.S. dollar terms), returned 12.17% and 15.31% over the six- and 12-month periods ended December 31, 1998, respectively.

Your Portfolio's return did not rise as rapidly as that of the SSB World Government Bond Index due primarily to the Portfolio's relative underexposure to the resurgent Japanese yen in the second half of 1998. Partially offsetting this, your Portfolio did benefit from an overweighting of interest rate risk in anticipation of bond yield declines.

INVESTMENT OUTLOOK

Our key quantitative measures used to assess the likely direction of bond yields continue to suggest bond yields are at low value levels, and that a move to higher yields should be anticipated. From a relative perspective, European exposure is favored over both the U.S. and Japan.

Our subjective assessment for U.S. bonds is fiercely divided between our focus on the confounding strength of the U.S. economy, and the very negative external influences that have yet to dampen domestic U.S. growth. In the current environment, we believe domestic strength is dominating pricing and likely to move bond yields higher before rallying back down later in the year.

Japan makes for an interesting comparison with the current dichotomy of our view on the U.S. In Japan, the economy continues to exceed the pessimistic forecasts with even less activity than most dared to consider. The economy remains resolute in refusing to react to massive fiscal stimulus. Such a backdrop should normally prove favorable for bonds however, Japan has now reached the point where its credit quality and funding requirements become dominant in market pricing and we therefore expect Japanese yields to move higher.

In Europe, our assessment is made with greater conviction. We perceive external events are increasingly dampening domestic Euro-area growth that was already struggling against internal structural problems, particularly in the Euro-area labor market. Our subjective assessment for Europe is for bond yields to decline.

Our foreign exchange view is for the USD and EUR to rally against the JPY later in 1999, with the USD expected to outperform EUR.

PORTFOLIO STRATEGY

At present, your Portfolio is positioned cautiously in both the U.S. and Japan. European interest rate risk is favored. We anticipate increasing U.S. interest rate risk once solid confirmation of a slowdown in U.S. activity is forthcoming.

We continue to believe that the global bond product offers you an attractive opportunity to diversify away from equity market risk, and at the same time, to maintain the foreign value of your investments through its diversified global currency exposure.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO        Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Global Dollar Government Portfolio seeks a high level of current income through investing its assets in U.S. and non-U.S. fixed income securities denominated only in U.S. dollars. As a secondary objective, the Portfolio seeks capital appreciation. Substantially all of the Portfolio's assets will be invested in high yield, high risk securities that are low-rated (i.e., below investment grade), or of comparable quality and unrated, and that are considered to be predominantly speculative as regards to the issuer's capacity to pay interest and repay principal.

MARKET REVIEW

In the emerging markets, debt prices fell over the 12-month period as economic turmoil spread from Asia to Russia and Latin America. Strong gains made in the first quarter of 1998 were erased in the second quarter when more bad economic news was reported from Asia. Lower than expected economic growth in emerging Asia, a weakening yen and recession in Japan along with fiscal problems in Russia combined to cause a sell-off throughout the emerging markets. In August, this sell-off gained momentum when the Russian government devalued the ruble and defaulted on its domestic debt. In September, investor concern shifted to Brazil, which, like Russia, had a semi-fixed currency regime and deficits in both its fiscal and current accounts. After reaching a low in September, emerging market debt prices rebounded as the U.S. and other industrial countries began easing monetary policy and the International Monetary Fund authorized an emergency loan package for Brazil. However, the period ended with investors concerned about the Brazilian government's ability to pass the necessary reforms in time to avert a currency devaluation.

During the 12-month period, Poland posted the best performance while Russia posted the worst performance among emerging debt markets. Poland's investment-grade rating and modest short-term financing needs sheltered the country from market volatility. In Latin America, Ecuador, followed by Venezuela, was the worst performing debt market. Both countries have suffered from low oil prices and political uncertainty. In addition, Ecuador recently devalued its currency.

INVESTMENT RESULTS

Over the six-month period ended December 31, 1998, your Portfolio returned -19.08%. This compares with the -10.82% return posted by the JP Morgan Emerging Markets Bond Index. Over the 12 months ended December 31, 1998, your Portfolio declined 21.71% while its benchmark returned -11.04%. The underperformance of your Portfolio can be attributed to the sluggish performance of some of its emerging market debt holdings. In particular, the Portfolio's holdings in Russia and Ecuador hurt performance.

INVESTMENT OUTLOOK

Our outlook for emerging market debt has improved as a concerted effort by the Group of Seven (G7) industrial countries has been made to avert further spread of economic and financial malaise. The U.S. Federal Reserve, along with other G7 countries, has begun easing monetary policy in an effort to lower the risk of slower economic growth, and the Japanese yen has strengthened sharply against the U.S. dollar, relieving pressure on exchange rates and interest rates elsewhere in Asia. In addition, signs of economic growth are beginning to emerge from emerging markets in Asia.

However, increased uncertainty has been generated by the change in Brazil's exchange rate policy. Spreads on emerging market debt have widened considerably as a result, weakening growth prospects for Latin America. Furthermore, we remain concerned about the effects that slower global growth and low commodity prices will have on emerging markets. In this environment, we expect emerging market debt prices to remain volatile with periods of improved sentiment, triggered by stimulative policies in developed countries, interspersed with episodes of weakness, as investors lose confidence in the pace of reforms in emerging countries and Japan.

HIGH YIELD PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The High Yield Portfolio seeks the highest level of current income available without assuming undue risk by investing principally in high yielding fixed income securities. The Portfolio invests substantially all of its assets in higher yielding, higher risk fixed-income securities (commonly known as "junk bonds") that are rated below investment grade and are considered to have predominantly speculative characteristics.

MARKET REVIEW

1998 was a challenging year for the financial markets as a whole, and for high yield in particular. During the first half of the year, the high yield market performed well, driven by healthy economic conditions and good market technicals. Record new issuance was absorbed by strong inflows by investors into high yield, causing prices to remain firm. The Portfolio significantly outperformed the CS First Boston High Yield Index for that time period, returning 8.13% compared to 4.30% for the Index.

The high yield market came under tremendous pressure in the second half of the year, especially during the August to mid-October time period. Concerns about a global economic slowdown, the possibility of a 1999 recession in the United States, and fears of lower corporate profits, caused a flight to quality. The situation was exacerbated by leveraged hedge funds selling high yield securities in order to meet margin calls. The market became temporarily illiquid for credit risk securities, and spreads in high yield widened dramatically. The average spread over Treasuries for high yield securities peaked at approximately 7.75% on October 15, up from 3.86% at year-end 1997. Firm action by the Federal Reserve in reducing interest rates and U.S./ International Monetary Fund support of Brazil materialized. This resulted in a reversal of sentiment toward the end of the year, however, spreads in high yield only partially rebounded. By year end, the high yield market was yielding 11.32%, or 6.50% over Treasuries.

INVESTMENT RESULTS

The Portfolio returned -3.69% for the 12-month period ended December 31, 1998, underperforming the 0.81% return of its benchmark. Despite good performance in the first half of the year, performance in the second half suffered as a result of the Portfolio's greater emphasis on single B-rated securities than that of the Index. For the first time in three years, the trend of double B-rated securities outperforming single B-rated securities reversed itself in the summer as a result of the global turmoil and the flight to quality. For the year, double-B rated securities outperformed single B-rated securities by over 4.00%.

INVESTMENT OUTLOOK

Entering 1999, market sentiment for high yield appears to be positive as most economists are expecting continued, although slower, economic growth. While we have some concern about increasing default levels, particularly in the more commodity-oriented segments of the market, the current trailing 12-month default rate of 3.3% is still below the historical average of 3.4%. Although we anticipate a recovery in the high yield market, we remain focused on several things, including the availability of capital, the strength of the equity markets, and Brazil's efforts to stabilize its economy. Negative news in any of these areas could keep high yield spreads wide despite reasonable economic growth. However, with the high yield spread over Treasuries currently at 6.50%, compared to the historical average of 4.50%, high yield continues to look attractive relative to other investment alternatives.

PORTFOLIO STRATEGY

Credit selection continues to play a significant role in the Portfolio's composition. We favor companies that have capital structures which can withstand slower economic growth and lower prices and which do not need to raise additional capital. As of the end of the current period, the Portfolio is underweighted in some of the more cyclical industries, such as metals, paper and energy. We expect commodity prices in those industries to continue to remain weak for some time. We will continue to focus our attention on the single B sector of the market, which we still feel offers the best value from a risk/reward relationship. The Portfolio is well diversified by both issuer and by industry, and holds 46 issues within 20 industries.

NORTH AMERICAN GOVERNMENT
INCOME PORTFOLIO                          Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The North American Government Income Portfolio seeks the highest level of current income, consistent with what the Fund's Adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding the States of the United States), agencies, instrumentalities or authorities. The Portfolio seeks high current yields by investing in government securities denominated in local currency and U.S. dollars. Normally, the Portfolio expects to maintain at least 25% of its assets in securities denominated in the U.S. dollar.

MARKET REVIEW

Despite global economic turmoil, the United States continued on a path of robust growth driven by domestic consumer demand. Growth for all of 1998 matched the previous year's growth at 3.9%. Manufacturing, however, remained weak as world export markets declined. Inflation and unemployment remained historically low throughout the period. The Federal Reserve, as a hedge against a slowing global economy, lowered interest rates from 5.50% to 4.75%.

The U.S. bond market posted solid returns in 1998. During the first half of the year, interest rates remained relatively stable and investor demand for yield-oriented securities, corporate bonds as well as mortgage-backed securities, was high. Despite strong U.S. economic growth, inflation remained low, further increasing demand in the bond market. During the third quarter, global markets suffered from heightened concerns about recession as the financial and economic turmoil in Asia spread to Russia and Latin America. The resulting flight to quality spurred a rally in the U.S. Treasury market and other safe haven government bond markets outside the U.S. while negatively impacting returns in the corporate, high yield and mortgage bond sectors. In the fourth quarter, the high yield sector rebounded along with equity markets when the Federal Reserve cut interest rates.

In the emerging markets, debt prices fell over the 12-month period as economic turmoil spread from Asia to Russia and Latin America. Strong gains made in the first quarter of 1998 were erased in the second quarter when more bad economic news was reported from Asia. Lower than expected economic growth in emerging Asia, a weakening yen and recession in Japan along with fiscal problems in Russia combined to cause a sell-off throughout the emerging markets. In August, this sell-off gained momentum when the Russian government devalued the ruble and defaulted on its domestic debt. In September, investor concern shifted to Brazil, which, like Russia, had a semi-fixed currency regime and deficits in both its fiscal and current accounts. After reaching a low in September, emerging market debt prices rebounded as the U.S. and other industrial countries began easing monetary policy and the IMF authorized an emergency loan package for Brazil. However, the period ended with investors concerned about the Brazilian government's ability to pass the necessary reforms in time to avert a currency devaluation.

During the 12-month period, Poland posted the best performance while Russia posted the worst performance among emerging debt markets. Poland's investment-grade rating and modest short-term financing needs sheltered the country from market volatility. In Latin America, Ecuador, followed by Venezuela, was the worst performing debt market. Both countries have suffered from low oil prices and political uncertainty. In addition, Ecuador recently devalued its currency.

The reporting period has seen positive developments for both Mexico and Argentina. Mexico recently approved further steps in banking reforms, enabling them to attract additional capital amidst policies of fiscal discipline in 1998. Falling prices of oil, of which Mexico is an exporter, are not expected to significantly impact the country's financial outlook as oil revenues constitute a smaller percentage of total revenues. Furthermore, the Mexican economy has continued to show resilience against the backdrop of other Latin economies. Consumer spending has buoyed the Mexican economy despite difficult global conditions. Mexico's outperformance in these areas has been benefited by its North American Free Trade Agreement (NAFTA) preferences and the long-term convergence of its manufacturing sector with that of the United States.

Argentina, which has been aided with funds from the International Monetary Fund, continued with its internal policies of fiscal discipline. Policy improvements have bolstered their economy's ability to weather external storms within the global economy and Latin America. Moreover, Argentina is less exposed to the global slowdown as just 10% of the country's gross domestic product is dependent on exports. In addition, Argentina's "convertibility law," which pegs the peso 1 to 1 with the U.S. dollar has achieved significant credibility amidst global turmoil.

In the developed markets outside of the U.S., government bond returns were augmented by investors' aversion to risk. Traditional safe haven markets benefited from both the flight to quality and the increased probability of mon-

NORTH AMERICAN GOVERNMENT
INCOME PORTFOLIO (continued)              Alliance Variable Products Series Fund
================================================================================

etary easing, while non-safe haven countries suffered from low liquidity. In Canada, growth slowed and inflation remained low as a result of falling commodity prices and lessening demand from Asia. A weak currency and low liquidity dampened bond market returns in Canada on both a local and hedged basis.

INVESTMENT STRATEGY

During the six-month period ended December 31, 1998, we maintained the Portfolio's country weighting consistent with the investment objectives of the Portfolio, while securing a high level of current income. The Portfolio continued to be invested in Mexican, Argentinean and Canadian debt, as well as U.S. Government obligations. Longer-duration securities were held in anticipation of longer-term interest rates trending downward, thus minimizing interest rate risk.

INVESTMENT RESULTS

We compare your Portfolio's performance to the Lehman Brothers (LB) Aggregate Bond Index, a standard measure of the performance of the overall U.S. bond market, and the LB Intermediate-Term Government Bond Index, which measures the performance of U.S. bonds in the 1-10 year maturity range.

During the six-month period ended December 31, 1998, your Portfolio returned 2.12%, while the LB Aggregate Bond Index returned 4.58% and the LB Intermediate-Term Government Bond Index returned 4.93%. Performance for the Portfolio and its benchmarks improved over the 12-month period ending December 31, 1998 with the Portfolio posting returns of 4.07% and the LB Aggregate Bond Index returning 8.69% and the LB Intermediate returning 8.49%.

Your Portfolio underperformed both benchmarks for the six- and 12-month periods as a result of your Portfolio's allocation to both Argentina and Mexico. Emerging markets countries such as these suffered from the crisis in Russia and uncertainty in the global capital markets during the period under review. However, the Portfolio's allocation to U.S. Treasuries helped the Portfolio's performance as U.S. Treasuries benefited from the flight to quality. Overall underperformance of the Portfolio is attributable to the fact that both Lehman indices reflect U.S. based government securities only while your Portfolio is also invested overseas. These U.S.-based government securities outperformed most global government bond markets during the period.

INVESTMENT OUTLOOK

While the outlook for global recession has diminished, we continue to project a slower growth trajectory to the global economy in 1999. In the U.S., economic activity is expected to moderate with growth estimates centered around 3.0% for 1999. Further interest rate reductions to sustain growth by the Federal Reserve are likely in 1999, but are not imminent. U.S. interest rates, as well as inflation, will remain low and the U.S. Treasury market will continue to provide a safe haven during times of volatility.

In Europe, growth is expected to slow to 1.9% in 1999, from 2.6% in 1998. Inflation should remain benign. Recent interest rate reductions in Europe may be followed by additional rate cuts in 1999 to offset the effects of the global slowdown.

Our outlook for emerging market debt has improved as a concerted effort by the Group of Seven (G7) industrial countries has been made to avert further spread of economic and financial malaise. The U.S. Federal Reserve, along with other G7 countries, has begun easing monetary policy in an effort to lower the risk of slower economic growth and the Japanese yen has strengthened sharply against the U.S. dollar, relieving pressure on exchange rates and interest rates elsewhere in Asia. In addition, signs of economic growth are beginning to emerge from emerging markets in Asia.

However, increased uncertainty has been generated by the change in Brazil's exchange rate policy. Spreads on emerging market debt have widened considerably as a result, weakening growth prospects for Latin America. Furthermore, we remain concerned about the effects that slower global growth and low commodity prices will have on emerging markets. In this environment, we expect emerging market debt prices to remain volatile with periods of improved sentiment, triggered by stimulative policies in developed countries, interspersed with episodes of weakness, as investors lose confidence in the pace of reforms in emerging countries and Japan.

We remain positive in our view on Mexico and Argentina as economic policy in each country remains quite strong and their long-term trend toward improving credit fundamentals remains intact. Although the turmoil in Brazil may negatively affect Mexico's asset prices, we do not expect the impact to be either great or long term. We currently see no relative value in the Canadian market as spreads have tightened considerably.

SHORT-TERM MULTI-MARKET PORTFOLIO         Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Short-Term Multi-Market Portfolio seeks the highest level of current income consistent with what the Fund's Adviser considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years.

MARKET REVIEW

During 1998, developed government bond markets as a group posted a strong return. On an individual country basis, all developed government bond markets posted returns over 10%, with the exceptions being for Japan and Canada. During the first half of 1998, interest rates remained relatively stable and investor demand for yield oriented securities was high. During the third quarter of 1998, however, global markets suffered from multiple concerns about recession and a liquidity crisis throughout non-government bond markets. The unexpected devaluation in Russia, the extreme weakness in the Japanese yen, and the well publicized bailout of Long Term Capital Management's hedge fund, all added to extreme risk aversion. The resulting flight to quality spurred a rally in the U.S. Treasury market and other safe haven government bond markets outside the U.S. This also negatively impacted returns in the corporate, high yield and mortgage bond sectors. The U.S. Federal Reserve and other world central banks reacted by reducing official interest rates. The combined effect of monetary policy ease, with the release of stronger than expected U.S. economic growth data, reduced market aversion and investors cautiously moved back into higher yielding securities.

European bond markets performed well over the 12-month period, as the threat of slowing growth and market turmoil increased demand for high quality government bonds. Late in the year, slowing economic growth, combined with low inflation, motivated a coordinated rate cut among the Euro-11 countries from 3.30% to 3.00%. The Euro-11 countries are those European countries scheduled to participate in the European Monetary Union (EMU) beginning January 1, 1999. Rate cuts by EMU outsiders also occurred which drove yields lower across European bond markets. The U.K. posted the best return as the Bank of England continued to ease monetary policy in the face of a slowing economy.

In Japan, concerns about the ability of the bond market to absorb a glut of government bonds being issued, as well as further erosion of Japanese economic fundamentals, pushed bond prices down during the period. Fourth quarter economic growth remained weak after an already dismal third quarter growth rate of -2.6%. During the period, the yen rose dramatically against the U.S. dollar as hedge funds and others rushed to unwind yen-financing trades.

In the Dollar Bloc countries (Australia, New Zealand and Canada) growth slowed and inflation remained low as a result of falling commodity prices and lessening demand from Asia. The New Zealand bond market posted the strongest return of the three markets, as it continued to benefit from sharp rate cuts made by the central bank to stop the economy from slipping into recession. In Canada and Australia, weak currencies and low liquidity helped place their bond markets among the bottom performing markets over the period. Both countries' currencies are suffering from a combination of negligent monetary policies and their dependence on exports that are suffering from slowing global growth.

INVESTMENT RESULTS

The Portfolio's total return for the six-month period ended December 31, 1998 was 2.85% compared to the Merrill Lynch 1-3 Year Treasury Index return of 3.86% for the same period. On a 12 month basis, the Portfolio posted a return of 6.32%, versus 7.00% for the benchmark. As you can see, your Portfolio underperformed the index over both the six- and 12-month periods. As a result of the market turmoil in the third quarter of the year, we positioned the Portfolio more defensively by allocating a larger percentage of the Portfolio's assets to cash. This defensive posture hurt performance as markets recovered in the fourth quarter.

INVESTMENT OUTLOOK

We believe the risk of global recession has diminished after the recent wave of official interest rate cuts around the world. However, we believe global growth should continue to slow and inflation will remain subdued as the consequences of excess productive capacity are felt around the world. U.S. economic activity is expected to moderate from the robust rate of the fourth quarter with growth estimates centered around 2.9% for 1999. Further interest rate reductions by the Federal Reserve are likely, but not imminent. U.S. interest rates, as well as inflation, will remain low and the U.S. Treasury market will continue to provide a safe haven during times of volatility.

In Europe, we expect growth to slow to 1.9% in 1999 from 2.6% in 1998 and inflation to remain low. Additional rate cuts by the European Central Bank are likely. The Euro will provide interesting investment opportunities as it stimulates the development of a European corporate bond market exhibiting similar characteristics to the U.S. bond market. In the near term, we would expect the Euro to weaken against the U.S. dollar, as

SHORT-TERM MULTI-MARKET PORTFOLIO
(continued)                               Alliance Variable Products Series Fund
================================================================================

interest cuts from the European Central Bank will likely happen much sooner than action by the Federal Reserve in the U.S.

Japanese growth is expected to decline by -0.9% in 1999 after having shrunk an estimated -2.8% in 1998. A deflationary cycle has taken hold in Japan and is negatively impacting the world economic outlook. We remain pessimistic on the outlook for Japanese growth until meaningful financial and real-sector reforms are implemented.

In the non-U.S. Dollar Bloc, we believe the Canadian central bank will follow the U.S. Federal Reserve throughout much of 1999. While in Australia and New Zealand, as long as inflation remains well contained and the economy grows below its potential, low interest rates should remain in tact.

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The U.S. Government/High Grade Securities Portfolio seeks a high level of current income consistent with preservation of capital by investing principally in a portfolio of U.S. government securities and other high-grade debt securities.

MARKET REVIEW

Despite global turmoil, the United States continued on a path of robust growth driven by domestic consumer demand. Growth for all of 1998 matched the previous year's growth at 3.9%. Manufacturing, however, remained weak as world export markets declined. Inflation and unemployment remained historically low throughout the period. The Federal Reserve, as a hedge against a slowing global economy, lowered interest rates from 5.50% to 4.75%.

The U.S. bond market posted solid returns in 1998. During the first half of the year, interest rates remained relatively stable and investor demand for yield-oriented securities, corporate bonds as well as mortgage-backed securities, was high. Despite strong U.S. economic growth, inflation remained low, further increasing demand in the bond market. During the third quarter, global markets suffered from heightened concerns about recession as the financial and economic turmoil in Asia spread to Russia and Latin America. The resulting flight to quality spurred a rally in the U.S. Treasury market and other safe haven government bond markets outside the U.S., and negatively impacted returns in the corporate, high yield and mortgage bond sectors. Non-U.S. Treasury markets recovered much of their third quarter losses in the fourth quarter when the Federal Reserve cut interest rates and the U.S. reported stronger than expected economic growth.

INVESTMENT RESULTS

For the six months ended December 31, 1998, the Portfolio returned 4.34% versus 5.10% for its benchmark (a composite of 67% Lehman Brothers (LB) Government Bond Index and 33% LB Corporate Bond Index). For the 12- month period, the Portfolio posted a return of 8.22%, while its benchmark posted a return of 9.34%. The Portfolio underperformed its benchmark during both periods due to weakness in our Yankee bond (U.S. dollar denominated foreign corporate debt) holdings. Volatility during the period, caused by events overseas, prompted investors to shun corporate securities, particularly Yankee securities.

INVESTMENT OUTLOOK

We believe the risk of global recession has diminished after the recent wave of official interest rate cuts around the world. However, global growth will continue to slow and inflation will remain subdued as the consequences of excess productive capacity are felt around the world. U.S. economic activity is expected to moderate from the robust rate of the fourth quarter with growth estimates centered around 3.0% for 1999. Further interest rate reductions by the Federal Reserve are likely, but not imminent. U.S. interest rates, as well as inflation, will remain low and the U.S. Treasury market will continue to provide a safe haven during times of volatility.

MONEY MARKET PORTFOLIO                    Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Money Market Portfolio seeks safety of principal, maintenance of liquidity and maximum current income by investing in a broadly diversified portfolio of money market securities. An investment in the Portfolio is neither insured nor guaranteed by the U.S. Government.

MARKET REVIEW

Events during the final quarter of 1998 made us aware of how sensitive financial markets can be towards international developments. We also witnessed how swift Fed initiative can reassure or even correct markets woes. In the wake of Russian bond defaults and the restructuring of the major hedge fund, Long Term Capital Management, on top of the already existing Asian crisis, credit spreads continued to widen as we entered the fourth quarter. In addition, bond issuance declined and liquidity (or lack of liquidity) greatly concerned the Federal Reserve. A series of three interest rate easings by the Fed commencing in September reduced the Fed funds target level by 75 basis points to a rate of 4.75% by mid November. The decisive response by the Fed prompted a narrowing of credit and liquidity spreads and demonstrated to financial markets that Fed officials would do whatever was necessary to avoid intervals of extreme volatility.

Domestically, our economy remained strong through the end of the year, mainly against a backdrop of continued inflation checks. Highlighting these checks, one would have to look at a further collapse in oil prices as a main theme. Oil prices were 30% lower in 1998 than in 1997. The savings on gasoline and heating oil allowed consumers to spend on other products. The finished goods Producer Price Index (PPI) declined in the fourth quarter and was down 0.7% from November 1997 to November 1998. Perhaps this is what led to an unexpected rise in retail sales of 0.6% in November. The October and November data pointed to a strong pace of consumer spending in the fourth quarter, which would support a strong quarter of real gross domestic product (GDP) growth. Anticipated fourth quarter real GDP is projected at around 3.5% on the heels of a strong third quarter measure of real GDP of 3.9%.

PORTFOLIO MANAGEMENT

With an awareness of how September and October funding pressures were playing havoc on money markets, the Fed was anxious to prevent any future ugliness going into year-end. First we saw a reduction in the Fed funds target level as was previously discussed. Additionally, the Fed pumped new money into the system throughout December not showing any fears of adding too much in the way of reserves, rather than not enough. These actions, combined with an influx of new assets to the money-market mutual fund industry throughout the quarter, aided to subside year-end funding pressures. As these developments unfolded, we elected to make use of a short-term yield curve we felt would become flat by year-end. Therefore a major portion of our longer term investing (60 days or longer) took place in late November and early December. Our typical strategy of avoiding January maturities allows the Portfolio to enjoy higher yields without the worries of re-investment at a significantly lower rate.

OUTLOOK

The economy should retain its forward momentum in the early stages of 1999. Some of the forces suppressing inflation through last year should remain in effect in the beginning of the year, mainly lower energy costs and falling commodity prices. Thus, consumer spending should maintain its resiliency. The fact that high yield and emerging markets borrowers can raise funds again means that the risk of a credit crunch has faded considerably. Our expectation is that the Fed will hold off on its easing process through the first quarter of 1999. What is less clear is to speculate on whether economic growth will slow down later in the spring. Without any convincing indications that interest rates will move any time soon, we shall invest the bulk of our cash no further than quarter to quarter.

INVESTMENT RESULTS

For the six- and 12-month periods ended December 31, 1998, the Money Market Portfolio returned 2.37%, and 4.98%, respectively. During the same six- and 12-month periods, the total returns for the Portfolio's benchmark, the Salomon Smith Barney 3-Month Treasury Bill Index, were 2.42% and 5.05%, respectively.

INVESTMENT RESULTS                        Alliance Variable Products Series Fund
================================================================================

INVESTMENT RESULTS AS OF DECEMBER 31, 1998

Listed below are the Portfolios' average annual total returns for the one-year, five-year (where applicable) and since-inception periods ended December 31, 1998.

ASSET ALLOCATION PORTFOLIOS
Conservative Investors Portfolio
o One Year                                 14.20%
o Since Inception (10/94)                  11.11%

Growth Investors Portfolio
o One Year                                 23.68%
o Since Inception (10/94)                  15.84%

Total Return Portfolio
o One Year                                 16.99%
o Five Years                               14.20%
o Since Inception (12/92)                  13.41%

COMMON STOCK/EQUITY SECURITIES
PORTFOLIOS
Growth and Income Portfolio
o One Year                                 20.89%
o Five Years                               21.19%
o Since Inception (1/91)                   16.01%

Growth Portfolio
o One Year                                 28.73%
o Since Inception (9/94)                   29.73%

International Portfolio
o One Year                                 13.02%
o Five Years                                7.98%
o Since Inception (12/92)                  10.12%

Premier Growth Portfolio
o One Year                                 47.97%
o Five Years                               27.85%
o Since Inception (6/92)                   25.42%

Quasar Portfolio
o One Year                                 -4.49%
o Since Inception (8/96)                    8.05%

Real Estate Investment Portfolio
o One Year                                -19.07%
o Since Inception (1/97)                   -0.06%

Technology Portfolio
o One Year                                 63.79%
o Since Inception (1/96)                   24.68%

Utility Income Portfolio
o One Year                                 23.91%
o Since Inception (5/94)                   16.48%

Worldwide Privatization Portfolio
o One Year                                 10.83%
o Since Inception (9/94)                   12.10%

INCOME-ORIENTED PORTFOLIOS
Global Bond Portfolio
o One Year                                 14.12%
o Five Years                                7.62%
o Since Inception (7/91)                    8.72%

Global Dollar Government Portfolio
o One Year                                -21.71%
o Since Inception (5/94)                    6.47%

High Yield Portfolio
o One Year                                 -3.69%
o Since Inception (10/97)                  -0.43%

North American Government
Income Portfolio
o One Year                                  4.07%
o Since Inception (5/94)                    8.45%

Short-Term Multi-Market Portfolio
o One Year                                  6.32%
o Five Years                                3.99%
o Since Inception (11/90)                   4.28%

U.S. Government/High-Grade
Securities Portfolio
o One Year                                  8.22%
o Five Years                                6.66%
o Since Inception (9/92)                    6.55%

SHORT-TERM INCOME PORTFOLIOS
Money Market Portfolio
o One Year                                  4.98%
o Annualized 7-Day Yield                    4.48%

--------------------------------------------------------------------------------
Total returns are based on net asset value performance and reflect investment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Money Market Portfolio yield is an annualized 7-day compound return as of December 31, 1998.

                                          Alliance Variable Products Series Fund
================================================================================

ALLIANCE VARIABLE PRODUCTS SERIES FUND
GROWTH OF A $10,000 INVESTMENT

 [The following tables were depicted as a line graphs in the printed material.]

CONSERVATIVE INVESTORS PORTFOLIO
10/31/94* TO 12/31/98

  30% S&P 500/70% LB Aggregate:          $18,877
  Conservative Investors Portfolio:      $15,530
  LB Aggregate Bond Index:               $14,701

GROWTH & INCOME PORTFOLIO
1/31/91* TO 12/31/98

  S&P 500:                               $43,480
  Lipper Growth & Income Funds Average:  $33,810
  Growth & Income Portfolio:             $32,579

GROWTH INVESTORS PORTFOLIO
10/31/94* TO 12/31/98

  S&P 500:                               $28,356
  70% S&P 500/30% LB Aggregate:          $24,340
  Growth Investors Portfolio:            $18,490

GROWTH PORTFOLIO
9/30/94* TO 12/31/98

  Growth Portfolio:                      $30,560
  S&P 500:                               $28,991
  Russell 1000:                          $28,356

TOTAL RETURN PORTFOLIO
12/31/92* TO 12/31/98

  60% S&P 500/40% LB Gov't/Corp
   Bond Index:                           $25,718
  Total Return Portfolio:                $21,304
  Lipper Flexible Portfolio
    Funds Average:                       $20,327

INTERNATIONAL PORTFOLIO
12/31/92* TO 12/31/98

  MSCI EAFE:                             $20,932
  Lipper International Funds Average:    $20,756
  International  Portfolio:              $17,852

                                          Alliance Variable Products Series Fund
================================================================================

ALLIANCE VARIABLE PRODUCTS SERIES FUND
GROWTH OF A $10,000 INVESTMENT

 [The following tables were depicted as a line graphs in the printed material.]

PREMIER GROWTH PORTFOLIO
6/30/92* TO 12/31/98

  Premier Growth Portfolio:              $43,785
  S&P 500:                               $35,029
  Russell 1000 Index:                    $34,599

GLOBAL BOND PORTFOLIO
7/31/91* TO 12/31/98

  SSB World Gov't Bond Index:            $19,948
  Global Bond Portfolio:                 $18,639

UTILITY INCOME PORTFOLIO
5/31/94* TO 12/31/98

  S&P 500:                               $29,664
  NYSE Utility Index:                    $21,561
  Utility Income Portfolio:              $19,773

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
5/31/94* TO 12/31/98

  JP Morgan Emerging Markets Bond Index: $16,438
  Global Dollar Government Portfolio:    $13,360

WORLDWIDE PRIVATIZATION PORTFOLIO
9/30/94* TO 12/31/98

  Worldwide Privatization Portfolio:     $16,289
  MSCI EAFE Index:                       $14,433

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
5/31/94* TO 12/31/98

  LB Aggregate Bond Index:               $14,745
  North American Government
   Income Portfolio:                     $14,375
  LB Intermediate Gov't Bond Index:      $14,010

                                          Alliance Variable Products Series Fund
================================================================================

ALLIANCE VARIABLE PRODUCTS SERIES FUND
GROWTH OF A $10,000 INVESTMENT

 [The following tables were depicted as a line graphs in the printed material.]

U.S. GOVERNMENT/HIGH-GRADE
SECURITIES PORTFOLIO
9/30/92* TO 12/31/98

  67% LB Gov't Bond Index/33% LB Corp.
   Bond Index:                           $15,653
  LB Aggregate Bond Index:               $15,633
  U.S. Gov't/High Grade Securities
   Portfolio:                            $14,907

SHORT-TERM MULTI-MARKET PORTFOLIO
11/30/90* TO 12/31/98

  ML 1-3 Year Treasury Index:            $16,938
  Lipper Global Income Funds Average:    $15,967
  Short-Term Multi-Market Portfolio:     $14,035

TECHNOLOGY PORTFOLIO
1/31/96* TO 12/31/98

  PSE High-Tech Index:                   $21,751
  Technology Portfolio:                  $19,137

QUASAR PORTFOLIO
8/31/96* TO 12/31/98

  Russell 2000 Index:                    $13,035
  Quasar Portfolio:                      $12,028

REAL ESTATE INVESTMENT PORTFOLIO
1/31/97* TO 12/31/98

  S&P 500:                               $16,140
  Real Estate Investment Portfolio:       $9,957
  NAREIT Index:                           $9,812

HIGH YIELD PORTFOLIO
10/31/97* TO 12/31/98

  CS First Boston High Yield Index:      $10,389
  High Yield Portfolio:                   $9,949

Past performance is no guarantee of future results.

These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total return at net asset value. An investor cannot invest directly in an index or average.

* Month end closest to Portfolio inception. Inception dates for the Portfolios are: 10/28/94 Conservative Investors; 1/14/91 Growth & Income; 10/28/94 Growth Investors; 9/15/94 Growth; 12/28/92 Total Return; 12/28/92
      International; 6/26/92 Premier Growth; 7/15/91 Global Bond; 5/10/94 Utility Income; 5/2/94 Global Dollar Government; 9/23/94 Worldwide Privatization; 5/3/94 North American Government Income Trust; 9/17/92 U.S. Government/High-Grade Securities; 11/28/90 Short-Term Multi-Market; 1/11/96 Technology; 8/5/96 Quasar; 1/9/97 Real Estate Investment; 10/27/97 High Yield.

THE BENCHMARKS                            Alliance Variable Products Series Fund
================================================================================

The benchmarks described below represent unmanaged indices; the Lipper Averages include funds that have generally similar investment objectives to the respective Alliance portfolio, although some funds included in the averages may have somewhat different investment policies.

CS First Boston High Yield Index--Credit Suisse First Boston High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market.

DJ Utility--The Dow Jones Utility Average is a price-weighted average which consists of actively traded stocks representing a cross-section of corporations involved in various phases of the utility industry.

JPM EMBI--The J.P. Morgan Emerging Market Bond Index is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady Bonds.

LB Aggregate--The Lehman Brothers Aggregate Bond Index is composed of the Mortgage-Backed and Asset-Backed Securities Indices, and the
Government/Corporate Bond Index.

LB Corp. Bond--The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed-rate, non-convertible investment grade corporate debt; the index is composed of both U.S. and Brady Bonds.

LB Gov't/Corp. Bond--The Lehman Brothers Government/Corporate Bond Index represents a combination of the two indices.

LB Gov't Bond--The Lehman Brothers Government Bond Index is composed of the Treasury Bond and Agency Bond Indices, the 1-3 year Government Index and the 20+ year Treasury Index.

LB Intermediate-Term Gov't Bond--The Lehman Brothers Intermediate-Term Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of one to 10 years.

LB Long-Term Gov't Bond--The Lehman Brothers Long-Term Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of 10 years or more.

Lipper Growth and Income Funds Average--The Lipper Growth and Income Funds Average reflects performance of 100 mutual funds.

Lipper Flexible Portfolio Funds Average--The Lipper Flexible Portfolio Funds Average reflects performance of 208 mutual funds.

Lipper International Funds Average--The Lipper International Funds Average reflects performance of 100 mutual funds.

Lipper Global Income Funds Average--The Lipper Global Income Funds Average reflects performance of 21 mutual funds.

ML 1-3 Year Treasury--The Merrill Lynch 1-3 Year Treasury Index is composed of U.S. Treasury securities with maturities of between one and three years.

MSCI EAFE--The Morgan Stanley Capital International EAFE Index measures the overall performance of stock markets in 21 countries within Europe, Australia and the Far East.

NAREIT Index--The NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index.

NYSE Utility--The New York Stock Exchange Utility Index is composed of all utility issues traded on the Exchange.

PSE High Technology--The Pacific Stock Exchange High Technology Index is comprised of technology stocks traded on the Pacific Stock Exchange.

Russell 1000--The Russell 1000 Growth Stock Index represents performance of 1000 of the largest U.S. companies by market capitalization.

Russell 2000--The Russell 2000 Index consists of 2000 small- and mid-cap companies. The average market capitalization is approximately $500 million.

SSB 3-Month Treasury Bill Index--The Salomon Smith Barney 3-Month Treasury Bill Index represents the average of T-bill rates for each of the prior three months, adjusted to a bond equivalent basis.

SSB World Gov't Bond--The Salomon Smith Barney World Government Bond Index represents performance of government bond markets in 14 countries.

S&P 500--The Standard and Poor's 500 Stock Index includes 500 stocks and is a common measure of the performance of the overall U.S. stock market.

TEN LARGEST HOLDINGS
DECEMBER 31, 1998                         Alliance Variable Products Series Fund
================================================================================

Conservative Investors Portfolio

-----------------------------------------------------------------------------------------------------------
   COMPANY                                                   U.S. $ VALUE             PERCENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
   U.S. Treasury Notes                                      $   17,307,350                    46.3%
-----------------------------------------------------------------------------------------------------------
   U.S. Treasury Bonds                                           2,710,819                     7.3
-----------------------------------------------------------------------------------------------------------
   Bristol-Myers Squibb Co.                                        669,062                     1.8
-----------------------------------------------------------------------------------------------------------
   Nokia AB OYJ Corp. Series A                                     607,962                     1.6
-----------------------------------------------------------------------------------------------------------
   BankAmerica Corp.                                               480,940                     1.3
-----------------------------------------------------------------------------------------------------------
   Schering-Plough Corp.                                           442,000                     1.2
-----------------------------------------------------------------------------------------------------------
   Microsoft Corp.                                                 415,594                     1.1
-----------------------------------------------------------------------------------------------------------
   Dayton Hudson Corp.                                             379,750                     1.0
-----------------------------------------------------------------------------------------------------------
   MCI WorldCom, Inc.                                              358,906                     1.0
-----------------------------------------------------------------------------------------------------------
   Chase Manhattan Corp.                                           340,313                     0.9
-----------------------------------------------------------------------------------------------------------
                                                            $   23,712,696                    63.5%
-----------------------------------------------------------------------------------------------------------

Growth Investors Portfolio

-----------------------------------------------------------------------------------------------------------
   COMPANY                                                   U.S. $ VALUE             PERCENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
   U.S. Treasury Notes                                      $    2,917,614                    13.9%
-----------------------------------------------------------------------------------------------------------
   Microsoft Corp.                                                 692,656                     3.3
-----------------------------------------------------------------------------------------------------------
   Bristol-Myers Squibb Co.                                        669,062                     3.2
-----------------------------------------------------------------------------------------------------------
   Nokia AB OYJ Corp. Series A                                     607,962                     2.9
-----------------------------------------------------------------------------------------------------------
   Chase Manhattan Corp.                                           544,500                     2.6
-----------------------------------------------------------------------------------------------------------
   Dayton Hudson Corp.                                             542,500                     2.6
-----------------------------------------------------------------------------------------------------------
   Tyco International, Ltd.                                        528,063                     2.5
-----------------------------------------------------------------------------------------------------------
   Home Depot, Inc.                                                489,500                     2.3
-----------------------------------------------------------------------------------------------------------
   Tele-Communications, Inc. - Liberty Media Group Cl.A            460,938                     2.2
-----------------------------------------------------------------------------------------------------------
   U.S. Treasury Bonds                                             454,977                     2.1
-----------------------------------------------------------------------------------------------------------
                                                            $    7,907,772                    37.6%
-----------------------------------------------------------------------------------------------------------

Total Return Portfolio

-----------------------------------------------------------------------------------------------------------
   COMPANY                                                   U.S. $ VALUE             PERCENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
   U.S. Treasury Notes                                      $   15,233,351                    25.6%
-----------------------------------------------------------------------------------------------------------
   Bristol-Myers Squibb Co.                                      1,859,994                     3.1
-----------------------------------------------------------------------------------------------------------
   Household International, Inc.                                 1,640,475                     2.8
-----------------------------------------------------------------------------------------------------------
   BankAmerica Corp.                                             1,262,625                     2.1
-----------------------------------------------------------------------------------------------------------
   Citigroup, Inc.                                               1,227,600                     2.1
-----------------------------------------------------------------------------------------------------------
   Philip Morris Cos., Inc.                                      1,209,100                     2.0
-----------------------------------------------------------------------------------------------------------
   AT&T Corp.                                                    1,181,425                     2.0
-----------------------------------------------------------------------------------------------------------
   Electronic Data Systems Corp.                                 1,180,875                     2.0
-----------------------------------------------------------------------------------------------------------
   Chase Manhattan Corp.                                         1,177,481                     2.0
-----------------------------------------------------------------------------------------------------------
   Solectron Corp.                                               1,133,837                     1.9
-----------------------------------------------------------------------------------------------------------
                                                            $   27,106,763                    45.6%
-----------------------------------------------------------------------------------------------------------

                                          Alliance Variable Products Series Fund
================================================================================

Growth and Income Portfolio

-----------------------------------------------------------------------------------------------------------
   COMPANY                                                   U.S. $ VALUE             PERCENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
   Bristol-Myers Squibb Co.                                 $   18,185,119                     4.8%
-----------------------------------------------------------------------------------------------------------
   Household International, Inc.                                15,830,188                     4.1
-----------------------------------------------------------------------------------------------------------
   BankAmerica Corp.                                            12,079,113                     3.2
-----------------------------------------------------------------------------------------------------------
   Citigroup, Inc.                                              11,587,950                     3.0
-----------------------------------------------------------------------------------------------------------
   Philip Morris Cos., Inc.                                     11,556,000                     3.0
-----------------------------------------------------------------------------------------------------------
   AT&T Corp.                                                   11,550,423                     3.0
-----------------------------------------------------------------------------------------------------------
   Electronic Data Systems Corp.                                11,306,250                     3.0
-----------------------------------------------------------------------------------------------------------
   Chase Manhattan Corp.                                        11,305,181                     3.0
-----------------------------------------------------------------------------------------------------------
   Solectron Corp.                                              10,799,337                     2.8
-----------------------------------------------------------------------------------------------------------
   USX-Marathon Group                                           10,197,312                     2.7
-----------------------------------------------------------------------------------------------------------
                                                            $  124,396,873                    32.6%
-----------------------------------------------------------------------------------------------------------

Growth Portfolio

-----------------------------------------------------------------------------------------------------------
   COMPANY                                                   U.S. $ VALUE             PERCENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
   MCI WorldCom, Inc.                                       $   21,805,996                     6.6%
-----------------------------------------------------------------------------------------------------------
   Cisco Systems, Inc.                                          11,911,853                     3.6
-----------------------------------------------------------------------------------------------------------
   Sanmina Corp.                                                11,171,362                     3.4
-----------------------------------------------------------------------------------------------------------
   TCI Ventures Group Series A                                  10,685,528                     3.2
-----------------------------------------------------------------------------------------------------------
   Ceridian Corp.                                               10,367,156                     3.2
-----------------------------------------------------------------------------------------------------------
   Mannesmann AG                                                10,317,278                     3.1
-----------------------------------------------------------------------------------------------------------
   American International Group, Inc.                           10,149,200                     3.1
-----------------------------------------------------------------------------------------------------------
   Sterling Software, Inc.                                       9,747,913                     3.0
-----------------------------------------------------------------------------------------------------------
   Citigroup, Inc.                                               9,429,701                     2.9
-----------------------------------------------------------------------------------------------------------
   Network Associates, Inc.                                      9,274,856                     2.8
-----------------------------------------------------------------------------------------------------------
                                                            $  114,860,843                    34.9%
-----------------------------------------------------------------------------------------------------------

International Portfolio

-----------------------------------------------------------------------------------------------------------
   COMPANY                                                   U.S. $ VALUE             PERCENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
   Nokia AB OYJ Corp. Series A                              $    4,304,374                     6.6%
-----------------------------------------------------------------------------------------------------------
   Zurich Allied AG                                              2,517,143                     3.9
-----------------------------------------------------------------------------------------------------------
   Nestle, SA                                                    2,394,264                     3.7
-----------------------------------------------------------------------------------------------------------
   Akzo Nobel NV                                                 2,047,959                     3.1
-----------------------------------------------------------------------------------------------------------
   Diageo Plc                                                    1,996,179                     3.1
-----------------------------------------------------------------------------------------------------------
   Tabacalera, SA Series A                                       1,889,249                     2.9
-----------------------------------------------------------------------------------------------------------
   Telefonica de Espana (common and rights)                      1,811,427                     2.8
-----------------------------------------------------------------------------------------------------------
   ING Groep NV                                                  1,584,606                     2.4
-----------------------------------------------------------------------------------------------------------
   SEITA                                                         1,565,015                     2.4
-----------------------------------------------------------------------------------------------------------
   Telecom Italia SpA                                            1,424,113                     2.2
-----------------------------------------------------------------------------------------------------------
                                                            $   21,534,329                    33.1%
-----------------------------------------------------------------------------------------------------------

TEN LARGEST HOLDINGS (continued)          Alliance Variable Products Series Fund
================================================================================

Premier Growth Portfolio

-----------------------------------------------------------------------------------------------------------
   COMPANY                                                   U.S. $ VALUE             PERCENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
   Nokia Corp. (ADR)                                        $   65,710,700                     5.3%
-----------------------------------------------------------------------------------------------------------
   Dell Computer Corp.                                          62,968,125                     5.0
-----------------------------------------------------------------------------------------------------------
   Cisco Systems, Inc.                                          61,081,903                     4.9
-----------------------------------------------------------------------------------------------------------
   Home Depot, Inc.                                             58,574,671                     4.7
-----------------------------------------------------------------------------------------------------------
   AirTouch Communications, Inc.                                52,607,975                     4.2
-----------------------------------------------------------------------------------------------------------
   Pfizer, Inc.                                                 41,946,300                     3.4
-----------------------------------------------------------------------------------------------------------
   Wal-Mart Stores, Inc.                                        40,783,900                     3.3
-----------------------------------------------------------------------------------------------------------
   Tyco International, Ltd.                                     39,363,287                     3.1
-----------------------------------------------------------------------------------------------------------
   EMC Corp.                                                    37,051,500                     3.0
-----------------------------------------------------------------------------------------------------------
   MCI WorldCom, Inc.                                           32,862,820                     2.6
-----------------------------------------------------------------------------------------------------------
                                                            $  492,951,181                    39.5%
-----------------------------------------------------------------------------------------------------------

Quasar Portfolio

-----------------------------------------------------------------------------------------------------------
   COMPANY                                                   U.S. $ VALUE             PERCENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
   Mohawk Industries, Inc.                                  $    2,820,291                     3.1%
-----------------------------------------------------------------------------------------------------------
   Alaska Air Group, Inc.                                        2,632,875                     2.9
-----------------------------------------------------------------------------------------------------------
   Premier Parks, Inc.                                           2,628,725                     2.9
-----------------------------------------------------------------------------------------------------------
   Bethlehem Steel Corp.                                         2,344,162                     2.6
-----------------------------------------------------------------------------------------------------------
   Chelsea GCA Realty, Inc.                                      2,312,062                     2.5
-----------------------------------------------------------------------------------------------------------
   Tiffany & Co.                                                 2,183,937                     2.4
-----------------------------------------------------------------------------------------------------------
   Legg Mason, Inc.                                              2,143,094                     2.4
-----------------------------------------------------------------------------------------------------------
   Budget Group, Inc. Cl.A                                       1,965,325                     2.2
-----------------------------------------------------------------------------------------------------------
   America West Airlines, Inc. Cl.B                              1,771,400                     1.9
-----------------------------------------------------------------------------------------------------------
   Consolidated Freightways Corp.                                1,696,200                     1.9
-----------------------------------------------------------------------------------------------------------
                                                            $   22,498,071                    24.8
-----------------------------------------------------------------------------------------------------------

Real Estate Investment Portfolio

-----------------------------------------------------------------------------------------------------------
   COMPANY                                                   U.S. $ VALUE             PERCENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
   Equity Office Properties Trust                           $      842,400                     4.9%
-----------------------------------------------------------------------------------------------------------
   Pan Pacific Retail Properties, Inc.                             675,881                     3.9
-----------------------------------------------------------------------------------------------------------
   SL Green Realty Corp.                                           674,700                     3.9
-----------------------------------------------------------------------------------------------------------
   Avalon Bay Communities, Inc.                                    648,489                     3.8
-----------------------------------------------------------------------------------------------------------
   Cornerstone Properties, Inc.                                    642,187                     3.8
-----------------------------------------------------------------------------------------------------------
   Arden Realty Group, Inc.                                        607,512                     3.6
-----------------------------------------------------------------------------------------------------------
   Public Storage, Inc.                                            603,494                     3.5
-----------------------------------------------------------------------------------------------------------
   Glenborough Realty Trust, Inc.                                  594,950                     3.5
-----------------------------------------------------------------------------------------------------------
   Vornado Realty Trust                                            577,125                     3.4
-----------------------------------------------------------------------------------------------------------
   Crescent Real Estate Equities Co.                               558,900                     3.3
-----------------------------------------------------------------------------------------------------------
                                                            $    6,425,638                    37.6%
-----------------------------------------------------------------------------------------------------------

                                          Alliance Variable Products Series Fund
================================================================================

Technology Portfolio

-----------------------------------------------------------------------------------------------------------
   COMPANY                                                   U.S. $ VALUE             PERCENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
   America Online, Inc.                                     $    9,792,000                     7.5%
-----------------------------------------------------------------------------------------------------------
   Cisco Systems, Inc.                                           8,216,672                     6.3
-----------------------------------------------------------------------------------------------------------
   Dell Computer Corp.                                           6,355,388                     4.9
-----------------------------------------------------------------------------------------------------------
   Compaq Computer Corp.                                         5,938,350                     4.5
-----------------------------------------------------------------------------------------------------------
   Solectron Corp.                                               5,790,006                     4.4
-----------------------------------------------------------------------------------------------------------
   Sanmina Corp.                                                 5,043,019                     3.9
-----------------------------------------------------------------------------------------------------------
   HBO & Co.                                                     4,796,031                     3.7
-----------------------------------------------------------------------------------------------------------
   Network Associates, Inc.                                      4,790,019                     3.7
-----------------------------------------------------------------------------------------------------------
   Intuit, Inc.                                                  4,473,250                     3.4
-----------------------------------------------------------------------------------------------------------
   Nokia Corp. (ADR)                                             4,094,875                     3.1
-----------------------------------------------------------------------------------------------------------
                                                            $   59,289,610                    45.4%
-----------------------------------------------------------------------------------------------------------

Utility Income Portfolio

-----------------------------------------------------------------------------------------------------------
   COMPANY                                                   U.S. $ VALUE             PERCENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
   AT&T Corp.                                               $    1,910,146                     5.6%
-----------------------------------------------------------------------------------------------------------
   BellSouth Corp.                                               1,905,225                     5.5
-----------------------------------------------------------------------------------------------------------
   Ameritech Corp.                                               1,723,800                     5.0
-----------------------------------------------------------------------------------------------------------
   MCI WorldCom, Inc.                                            1,722,750                     5.0
-----------------------------------------------------------------------------------------------------------
   Consolidated Edison, Inc.                                     1,612,687                     4.7
-----------------------------------------------------------------------------------------------------------
   Cablevision Systems Corp. Series I                            1,507,500                     4.4
-----------------------------------------------------------------------------------------------------------
   NIPSCO Industries, Inc.                                       1,467,087                     4.3
-----------------------------------------------------------------------------------------------------------
   MediaOne Group, Inc.                                          1,423,100                     4.1
-----------------------------------------------------------------------------------------------------------
   GTE Corp.                                                     1,332,500                     3.9
-----------------------------------------------------------------------------------------------------------
   GPU, Inc.                                                     1,325,625                     3.8
-----------------------------------------------------------------------------------------------------------
                                                            $   15,930,420                    46.3%
-----------------------------------------------------------------------------------------------------------

Worldwide Privatization Portfolio

-----------------------------------------------------------------------------------------------------------
   COMPANY                                                   U.S. $ VALUE             PERCENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
   Akzo Nobel NV                                            $    1,365,306                     3.0%
-----------------------------------------------------------------------------------------------------------
   Sanofi, SA                                                    1,359,184                     2.9
-----------------------------------------------------------------------------------------------------------
   Japan Tobacco, Inc.                                           1,339,407                     2.9
-----------------------------------------------------------------------------------------------------------
   ING Groep NV                                                  1,176,814                     2.5
-----------------------------------------------------------------------------------------------------------
   Volkswagen AG                                                   954,446                     2.1
-----------------------------------------------------------------------------------------------------------
   Bank Austria AG                                                 890,397                     1.9
-----------------------------------------------------------------------------------------------------------
   Aldeasa, SA                                                     885,371                     1.9
-----------------------------------------------------------------------------------------------------------
   SEITA                                                           862,636                     1.9
-----------------------------------------------------------------------------------------------------------
   Viag AG                                                         854,128                     1.9
-----------------------------------------------------------------------------------------------------------
   SGS-Thomson Microelectronics NV                                 840,494                     1.8
-----------------------------------------------------------------------------------------------------------
                                                            $   10,528,183                    22.8%
-----------------------------------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

International Portfolio

-----------------------------------------------------------------------------------------------------------
                                                             U.S. $ VALUE             PERCENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
   Basic Industries                                         $    2,047,959                     3.1%
-----------------------------------------------------------------------------------------------------------
   Capital Goods                                                   845,747                     1.3
-----------------------------------------------------------------------------------------------------------
   Consumer Manufacturing                                        5,114,032                     7.9
-----------------------------------------------------------------------------------------------------------
   Consumer Services                                             6,767,771                    10.4
-----------------------------------------------------------------------------------------------------------
   Consumer Staples                                             12,549,613                    19.3
-----------------------------------------------------------------------------------------------------------
   Energy                                                        1,378,791                     2.1
-----------------------------------------------------------------------------------------------------------
   Finance                                                      12,721,625                    19.6
-----------------------------------------------------------------------------------------------------------
   Healthcare                                                    4,921,889                     7.6
-----------------------------------------------------------------------------------------------------------
   Multi Industry                                                1,889,147                     2.9
-----------------------------------------------------------------------------------------------------------
   Technology                                                    6,693,971                    10.3
-----------------------------------------------------------------------------------------------------------
   Utilities                                                     5,558,491                     8.5
-----------------------------------------------------------------------------------------------------------
   Total Investments*                                           60,489,036                    93.0
-----------------------------------------------------------------------------------------------------------
   Cash and receivables, net of liabilities                      4,562,757                     7.0
-----------------------------------------------------------------------------------------------------------
   Net Assets                                               $   65,051,793                   100.0%
-----------------------------------------------------------------------------------------------------------

Worldwide Privatization Portfolio

-----------------------------------------------------------------------------------------------------------
                                                             U.S. $ VALUE             PERCENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
   Basic Industries                                         $    3,245,085                     7.0%
-----------------------------------------------------------------------------------------------------------
   Capital Goods                                                    66,830                     0.1
-----------------------------------------------------------------------------------------------------------
   Consumer Manufacturing                                        1,403,661                     3.0
-----------------------------------------------------------------------------------------------------------
   Consumer Services                                             2,481,656                     5.4
-----------------------------------------------------------------------------------------------------------
   Consumer Staples                                              4,207,083                     9.1
-----------------------------------------------------------------------------------------------------------
   Energy                                                        3,069,538                     6.6
-----------------------------------------------------------------------------------------------------------
   Finance                                                       9,635,418                    20.8
-----------------------------------------------------------------------------------------------------------
   Healthcare                                                    2,104,180                     4.6
-----------------------------------------------------------------------------------------------------------
   Multi Industry                                                  329,910                     0.7
-----------------------------------------------------------------------------------------------------------
   Technology                                                    3,085,721                     6.7
-----------------------------------------------------------------------------------------------------------
   Telephone                                                     7,236,292                    15.6
-----------------------------------------------------------------------------------------------------------
   Transportation                                                1,878,388                     4.1
-----------------------------------------------------------------------------------------------------------
   Utilities                                                     4,892,036                    10.6
-----------------------------------------------------------------------------------------------------------
   Total Investments*                                           43,635,798                    94.3
-----------------------------------------------------------------------------------------------------------
   Cash and receivables, net of liabilities                      2,632,051                     5.7
-----------------------------------------------------------------------------------------------------------
   Net Assets                                               $   46,267,849                   100.0%
-----------------------------------------------------------------------------------------------------------

CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
COMMON & PREFERRED STOCKS-27.8%
UNITED STATES INVESTMENTS-21.1%
HEALTH CARE-4.3%
DRUGS-3.7%
Algos Pharmaceutical Corp. (a)......           900       $       23,625
Bristol-Myers Squibb Co. ...........         5,000              669,062
Centocor, Inc. (a)..................         1,500               67,594
Pfizer, Inc. .......................         1,500              188,156
Schering-Plough Corp. ..............         8,000              442,000
                                                         --------------
                                                              1,390,437
                                                         --------------
MEDICAL PRODUCTS-0.6%
Medtronic, Inc. ....................         3,000              222,750
                                                         --------------
                                                              1,613,187
                                                         --------------
FINANCE-4.3%
BANKING - MONEY CENTER-2.2%
BankAmerica Corp. ..................         7,999              480,940
Chase Manhattan Corp. ..............         5,000              340,313
                                                         --------------
                                                                821,253
                                                         --------------
BROKERAGE & MONEY MANAGEMENT-0.6%
Morgan Stanley Dean Witter
   and Co. .........................         3,000              213,000
                                                         --------------
FINANCE-0.7%
MBNA Corp. .........................        10,000              249,375
                                                         --------------
INSURANCE-0.8%
American International
   Group, Inc. .....................         3,250              314,031
                                                         --------------
                                                              1,597,659
                                                         --------------
CONSUMER SERVICES-3.8%
BROADCASTING & CABLE-1.3%
Scripps E.W. Co. Cl.A...............         4,000              199,000
Tele-Communications, Inc. -
   Liberty Media Group
   Cl.A (a) ........................         6,000              276,562
                                                         --------------
                                                                475,562
                                                         --------------
RETAIL - GENERAL MERCHANDISE-2.5%
Dayton Hudson Corp. ................         7,000              379,750
Home Depot, Inc. ...................         5,000              305,937
Wal-Mart Stores, Inc. ..............         3,000              244,313
                                                         --------------
                                                                930,000
                                                         --------------
                                                              1,405,562
                                                         --------------
TECHNOLOGY-3.2%
COMPUTER HARDWARE-0.8%
Dell Computer Corp. (a).............         4,000              292,875
                                                         --------------
COMPUTER SERVICES-0.5%
Computer Sciences Corp. ............         3,000              193,312
                                                         --------------
COMPUTER SOFTWARE-1.1%
Microsoft Corp. (a).................         3,000              415,594
                                                         --------------
NETWORKING SOFTWARE-0.5%
Cisco Systems, Inc. (a).............         2,000              185,688
                                                         --------------
SEMI-CONDUCTOR COMPONENTS-0.3%
Altera Corp. (a)....................         2,000              121,625
                                                         --------------
                                                              1,209,094
                                                         --------------
CONSUMER STAPLES-2.1%
COSMETICS-0.4%
Gillette Co. .......................         3,000              144,938
                                                         --------------
RETAIL - FOOD & DRUG-0.8%
Kroger Co. (a)......................         5,000              302,500
                                                         --------------
TOBACCO-0.9%
Philip Morris Cos., Inc. ...........         6,000              321,000
                                                         --------------
                                                                768,438
                                                         --------------
MULTI-INDUSTRY COMPANIES-1.0%
Tyco International, Ltd. ...........         4,000              301,750
U.S. Industries, Inc. ..............         5,000               93,125
                                                         --------------
                                                                394,875
                                                         --------------
UTILITY-1.0%
TELEPHONE UTILITY-1.0%
MCI WorldCom, Inc. (a)..............         5,000              358,906
                                                         --------------
ENGINEERING-0.8%
Harley-Davidson, Inc. ..............         6,000              284,250
                                                         --------------
ENERGY-0.6%
OIL SERVICE-0.6%
Halliburton Co. ....................         4,000              118,500
Noble Drilling Corp. (a)............         8,000              103,500
                                                         --------------
                                                                222,000
                                                         --------------
Total United States Investments
   (cost $5,766,786)................                          7,853,971
                                                         --------------
FOREIGN INVESTMENTS-6.7%
CANADA-0.2%
Newcourt Credit Group, Inc. ........         1,500               52,406
                                                         --------------
FINLAND-1.6%
Nokia AB OYJ Corp.
   Series A.........................         5,000              607,962
                                                         --------------
FRANCE-1.2%
Carrefour, SA ......................           150              113,191
Sanofi, SA .........................         1,000              164,550
SEITA ..............................         1,400               87,641
Total, SA Cl.B......................           900               91,111
                                                         --------------
                                                                456,493
                                                         --------------

CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

Company                                     Shares        U.S. $ Value
-----------------------------------------------------------------------
GERMANY-0.2%
ProSieben Media AG pfd. ............         1,500       $       69,303
                                                         --------------
JAPAN-0.3%
Canon, Inc. ........................         1,000               21,362
Honda Motor Co. ....................         3,000               98,452
                                                         --------------
                                                                119,814
                                                         --------------
NETHERLANDS-0.3%
Akzo Nobel NV ......................         2,500              113,776
                                                         --------------
SPAIN-0.8%
Telefonica de Espana ...............         2,500              110,998
Banco Bilbao Vizcaya, SA ...........         4,000               62,623
Tabacalera, SA .....................         5,000              125,950
Telefonica, SA (a)..................         2,500                2,216
                                                         --------------
                                                                301,787
                                                         --------------
SWEDEN-0.3%
Astra AB Series A...................         6,000              122,218
                                                         --------------
SWITZERLAND-1.2%
Nestle, SA .........................            70              152,362
Novartis AG ........................            60              117,930
Zurich Allied AG ...................           250              185,084
                                                         --------------
                                                                455,376
                                                         --------------
UNITED KINGDOM-0.6%
Royal Bank of Scotland
   Group Plc .......................         4,000               65,393
United News & Media Plc ............         5,000               43,446
Vodafone Group Plc .................         6,000               97,491
                                                         --------------
                                                                206,330
                                                         --------------
Total Foreign Investments
   (cost $2,024,809)................                          2,505,465
                                                         --------------
Total Common & Preferred Stocks
   (cost $7,791,595)................                         10,359,436
                                                         --------------

                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
DEBT OBLIGATIONS-53.6%
U.S. GOVERNMENT &
   AGENCY OBLIGATIONS-53.6%
U.S. Treasury Bonds
   5.25%, 11/15/28 .................    $      565       $      578,419
   6.125%, 11/15/27 ................         1,905            2,132,400
U.S. Treasury Notes
   4.25%, 11/15/03 .................           410              404,748
   5.625%, 5/15/08 .................         2,480            2,646,234
   5.75%, 8/15/03 ..................         1,520            1,587,214
   6.00%, 8/15/00 ..................         3,015            3,077,169
   6.25%, 4/30/01 ..................         1,240            1,283,598
   6.50%, 8/31/01 ..................         2,975            3,111,196
   6.50%, 5/31/02 ..................         4,430            4,677,106
   6.875%, 5/15/06 .................           460              520,085
                                                         --------------
Total Debt Obligations
   (cost $19,846,449)...............                         20,018,169
                                                         --------------
SHORT-TERM INVESTMENT-18.1%
TIME DEPOSIT-18.1%
State Street Cayman Islands
   4.50%, 1/04/99
   (amortized cost $6,773,000)......                          6,773,000
                                                         --------------
TOTAL INVESTMENTS -99.5%
   (cost $34,411,044)...............                         37,150,605
Other assets less liabilities-0.5%..                            190,067
                                                         --------------
NET ASSETS-100%.....................                     $   37,340,672
                                                         ==============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
COMMON STOCKS & OTHER
   INVESTMENTS-60.3%
UNITED STATES INVESTMENTS-47.5%
CONSUMER SERVICES-11.0%
BROADCASTING & CABLE-3.4%
Scripps (E.W.) Co. Cl.A.............         5,000       $      248,750
Tele-Communications, Inc.-
   Liberty Media Group
   Cl.A (a) ........................        10,000              460,938
                                                         --------------
                                                                709,688
                                                         --------------
ENTERTAINMENT & LEISURE-1.6%
Harley-Davidson, Inc. ..............         7,000              331,625
                                                         --------------
RETAIL - GENERAL MERCHANDISE-6.0%
Dayton Hudson Corp. ................        10,000              542,500
Home Depot, Inc. ...................         8,000              489,500
Wal-Mart Stores, Inc. ..............         3,000              244,312
                                                         --------------
                                                              1,276,312
                                                         --------------
                                                              2,317,625
                                                         --------------
FINANCE-9.2%
BANKING - MONEY CENTERS-4.6%
BankAmerica Corp. ..................         7,000              420,875
Chase Manhattan Corp. ..............         8,000              544,500
                                                         --------------
                                                                965,375
                                                         --------------
BROKERAGE & MONEY MANAGEMENT-1.7%
Morgan Stanley, Dean Witter
   and Co. .........................         5,000              355,000
                                                         --------------
INSURANCE-1.8%
American International
   Group, Inc. .....................         4,000              386,500
                                                         --------------
MISCELLANEOUS-1.1%
MBNA Corp. .........................         9,000              224,437
                                                         --------------
                                                              1,931,312
                                                         --------------
TECHNOLOGY-8.5%
COMPUTER HARDWARE-1.7%
Dell Computer Corp. (a).............         5,000              366,094
                                                         --------------
COMPUTER SERVICES-0.9%
Computer Sciences Corp. ............         3,000              193,312
                                                         --------------
COMPUTER SOFTWARE-3.3%
Microsoft Corp. (a).................         5,000              692,656
                                                         --------------
NETWORKING SOFTWARE-1.8%
Cisco Systems, Inc. (a).............         4,000              371,375
                                                         --------------
SEMI-CONDUCTOR COMPONENTS-0.8%
Altera Corp. (a)....................         2,800              170,275
                                                         --------------
                                                              1,793,712
                                                         --------------
HEALTH CARE-7.7%
DRUGS-6.7%
Algos Pharmaceutical Corp. (a)......         1,000               26,250
Bristol-Myers Squibb Co. ...........         5,000              669,062
Centocor, Inc. (a)..................         2,000               90,125
Pfizer, Inc. .......................         1,400              175,613
Schering-Plough Corp. ..............         8,000              442,000
                                                         --------------
                                                              1,403,050
                                                         --------------
MEDICAL PRODUCTS-1.0%
Medtronic, Inc. ....................         3,000              222,750
                                                         --------------
                                                              1,625,800
                                                         --------------
CONSUMER STAPLES-4.7%
COSMETICS-0.9%
Gillette Co. .......................         4,000              193,250
                                                         --------------
RETAIL - FOOD & DRUG-1.7%
Kroger Co. (a)......................         6,000              363,000
                                                         --------------
TOBACCO-2.1%
Philip Morris Cos., Inc. ...........         8,000              428,000
                                                         --------------
                                                                984,250
                                                         --------------
MULTI-INDUSTRY COMPANIES-3.0%
Tyco International, Ltd. ...........         7,000              528,063
U.S. Industries, Inc. ..............         5,000               93,125
                                                         --------------
                                                                621,188
                                                         --------------
UTILITY-2.1%
TELEPHONE UTILITY-2.1%
MCI WorldCom, Inc. (a)..............         6,000              430,688
                                                         --------------
ENERGY-1.3%
OIL SERVICE-1.3%
Halliburton Co. ....................         5,000              148,125
Noble Drilling Corp. (a)............        10,000              129,375
                                                         --------------
                                                                277,500
                                                         --------------
Total United States Investments
   (cost $7,397,264)................                          9,982,075
                                                         --------------
FOREIGN INVESTMENTS-12.8%
CANADA-0.3%
Newcourt Credit Group, Inc. ........         2,000               69,875
                                                         --------------
FINLAND-2.9% Nokia AB OYJ Corp.
   Series A ........................         5,000              607,962
                                                         --------------
FRANCE-2.7%
Carrefour, SA ......................           200              150,921
Sanofi, SA .........................         1,000              164,550
SEITA ..............................         2,000              125,201
Total, SA Cl.B......................         1,200              121,481
                                                         --------------
                                                                562,153
                                                         --------------

GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
GERMANY-0.4%
ProSieben Media AG pfd..............         2,000       $       92,404
                                                         --------------
JAPAN-0.3%
Honda Motor Co. ....................         2,000               65,635
                                                         --------------
NETHERLANDS-0.6%
Akzo Nobel NV ......................         3,000              136,531
                                                         --------------
SPAIN-1.5%
Banco Bilbao Vizcaya, SA ...........         5,000               78,279
Tabacalera, SA Class A..............         5,000              125,950
Telefonica de Espana, SA ...........         2,500              110,998
   rights, expiring 1/30/99 (a).....         2,500                2,216
                                                         --------------
                                                                317,443
                                                         --------------
SWEDEN-0.7%
Astra AB Series A...................         7,000              142,588
                                                         --------------
SWITZERLAND-2.2%
Nestle, SA .........................            70              152,362
Novartis AG ........................            80              157,240
Zurich Allied AG ...................           200              148,067
                                                         --------------
                                                                457,669
                                                         --------------
UNITED KINGDOM-1.2%
Royal Bank of Scotland
   Group Plc .......................         5,000               81,741
United News & Media Plc ............         6,000               52,135
Vodafone Group Plc .................         7,000              113,740
                                                         --------------
                                                                247,616
                                                         --------------
Total Foreign Investments
   (cost $2,192,404)................                          2,699,876
                                                         --------------
Total Common Stocks & Other
   Investments
   (cost $9,589,668)................                         12,681,951
                                                         --------------

                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
DEBT OBLIGATIONS-16.0%
U.S. GOVERNMENT &
   AGENCY OBLIGATIONS-16.0%
U.S. Treasury Bonds
   5.25%, 11/15/28 .................    $      100       $      102,375
   6.125%, 11/15/27 ................           315              352,602
U.S. Treasury Notes
   4.25%, 11/15/03 .................           100               98,719
   5.625%, 5/15/08 .................           515              549,520
   5.75%, 8/15/03 ..................           260              271,497
   6.00%, 8/15/00 ..................           260              265,361
   6.375%, 5/15/99 .................           190              191,188
   6.50%, 8/31/01 ..................           460              481,059
   6.50%, 5/31/02 ..................           940              992,433
   6.875%, 5/15/06 .................            60               67,837
                                                         --------------
Total Debt Obligations
   (cost $3,344,937)................                          3,372,591
                                                         --------------
SHORT-TERM INVESTMENT-23.9%
TIME DEPOSIT-23.9%
State Street Cayman Islands
   4.50%, 1/04/99
   (amortized cost $5,020,000)......                          5,020,000
                                                         --------------
TOTAL INVESTMENTS -100.2%
   (cost $17,954,605)...............                         21,074,542
Other assets less liabilities-(0.2%)                            (46,070)
                                                         --------------
NET ASSETS-100%.....................                     $   21,028,472
                                                         ==============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
COMMON STOCKS-63.6%
FINANCE-11.9%
BANKING - MONEY CENTERS-4.7%
Bank One Corp. .....................         6,500       $      331,906
BankAmerica Corp. ..................        21,000            1,262,625
Chase Manhattan Corp. ..............        17,300            1,177,481
                                                         --------------
                                                              2,772,012
                                                         --------------
INSURANCE-0.5%
PennCorp Financial Group, Inc. .....         5,500                5,500
Travelers Property Casualty
   Corp. Cl.A ......................        10,400              322,400
                                                         --------------
                                                                327,900
                                                         --------------
MISCELLANEOUS-6.7%
Associates First Capital
   Corp. Cl.A ......................        11,400              483,075
Citigroup, Inc. ....................        24,800            1,227,600
Household International, Inc. ......        41,400            1,640,475
MBNA Corp. .........................        14,250              355,360
PMI Group, Inc. ....................         5,600              276,500
                                                         --------------
                                                              3,983,010
                                                         --------------
                                                              7,082,922
                                                         --------------
TECHNOLOGY-10.5%
COMMUNICATIONS EQUIPMENT-0.3%
Tellabs, Inc. (a) ..................         2,100              143,981
                                                         --------------
COMPUTER HARDWARE-1.1%
Compaq Computer Corp. ..............        16,000              671,000
                                                         --------------
COMPUTER SERVICES-3.7%
Electronic Data Systems
   Corp. ...........................        23,500            1,180,875
First Data Corp. ...................        31,600            1,001,325
                                                         --------------
                                                              2,182,200
                                                         --------------
COMPUTER SOFTWARE-1.3%
Computer Associates
   International, Inc. .............         3,500              149,188
Oracle Corp. (a) ...................        14,400              621,450
                                                         --------------
                                                                770,638
                                                         --------------
NETWORKING SOFTWARE-0.5%
Ascend Communications,
   Inc. (a) ........................         2,500              164,453
FORE Systems, Inc. (a) .............         8,600              157,219
                                                         --------------
                                                                321,672
                                                         --------------
SEMI-CONDUCTOR COMPONENTS-1.7%
Altera Corp. (a) ...................        11,200              681,100
Atmel Corp. (a) ....................        22,300              340,772
                                                         --------------
                                                              1,021,872
                                                         --------------
MISCELLANEOUS-1.9%
Solectron Corp. (a) ................        12,200            1,133,837
                                                         --------------
                                                              6,245,200
                                                         --------------
HEALTH CARE-7.6%
BIOTECHNOLOGY-0.6%
Genzyme Corp. ......................         6,400              318,200
                                                         --------------
DRUGS-3.1%
Bristol-Myers Squibb Co. ...........        13,900            1,859,994
                                                         --------------
MEDICAL PRODUCTS-0.2%
Baxter International, Inc. .........         2,100              135,056
                                                         --------------
MEDICAL SERVICES-3.7%
Columbia HCA/Healthcare
   Corp. ...........................        23,400              579,150
PacifiCare Health Systems, Inc.
   Cl.B(a) .........................         6,000              476,812
Tenet Healthcare Corp. (a) .........        26,600              698,250
United Healthcare Corp. ............         9,800              422,013
                                                         --------------
                                                              2,176,225
                                                         --------------
                                                              4,489,475
                                                         --------------
CONSUMER SERVICES-7.2%
AIRLINES-0.6%
Northwest Airlines Corp.
   Cl.A (a) ........................         6,600              168,300
UAL Corp. (a) ......................         3,500              208,906
                                                         --------------
                                                                377,206
                                                         --------------
APPAREL-0.4%
Nautica Enterprises, Inc. (a) ......         8,300              123,722
Tommy Hilfiger Corp. (a) ...........         2,000              120,000
                                                         --------------
                                                                243,722
                                                         --------------
BROADCASTING & CABLE-1.5%
A.H. Belo Corp. Series A ...........        20,900              416,694
AirTouch Communications,
   Inc. (a) ........................         4,700              338,987
Scripps E.W. Co. ...................         2,700              134,325
                                                         --------------
                                                                890,006
                                                         --------------
ENTERTAINMENT & LEISURE-1.7%
Carnival Corp. Cl.A ................         4,000              192,000
Harley-Davidson, Inc. ..............         9,400              445,325
Mirage Resorts, Inc. (a) ...........        11,600              173,275
Royal Caribbean Cruises, Ltd. ......         6,000              222,000
                                                         --------------
                                                              1,032,600
                                                         --------------
PRINTING & PUBLISHING-0.6%
Donnelley (R.R.) & Sons Co. ........         7,400              324,213
                                                         --------------

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
RETAIL - GENERAL MERCHANDISE-2.4%
Dayton Hudson Corp. ................        17,100       $      927,675
Federated Department Stores,
   Inc. (a) ........................         8,700              378,994
Saks, Inc. (a) .....................         3,000               94,687
                                                         --------------
                                                              1,401,356
                                                         --------------
                                                              4,269,103
                                                         --------------
CONSUMER STAPLES-7.1%
BEVERAGES-0.1%
Coca-Cola Enterprises, Inc. ........         2,900              103,675
                                                         --------------
COSMETICS-1.4%
Avon Products, Inc. ................        12,800              566,400
Gillette Co. .......................         5,200              251,225
                                                         --------------
                                                                817,625
                                                         --------------
FOOD-1.7%
Campbell Soup Co. ..................         5,700              313,500
General Mills, Inc. ................         4,200              326,550
Tyson Foods, Inc. Cl.A .............        17,500              371,875
                                                         --------------
                                                              1,011,925
                                                         --------------
HOUSEHOLD PRODUCTS-0.9%
Colgate-Palmolive Co. ..............         4,300              399,362
Procter & Gamble Co. ...............         1,500              136,969
                                                         --------------
                                                                536,331
                                                         --------------
TOBACCO-3.0%
Philip Morris Cos., Inc. ...........        22,600            1,209,100
RJR Nabisco Holdings Corp. .........        19,100              567,031
                                                         --------------
                                                              1,776,131
                                                         --------------
                                                              4,245,687
                                                         --------------
UTILITIES-6.8%
ELECTRIC & GAS UTILITIES-3.1%
Allegheny Energy, Inc. .............         5,400              186,300
CMS Energy Corp. ...................         9,200              445,625
Consolidated Edison, Inc. ..........         2,700              142,763
Duke Power Energy Corp. ............         2,100              134,531
Edison International ...............        13,300              370,737
FPL Group, Inc. ....................         5,000              308,125
GPU, Inc. ..........................         2,500              110,469
Pinnacle West Capital Corp. ........         3,800              161,025
                                                         --------------
                                                              1,859,575
                                                         --------------
TELEPHONE UTILITIES-3.7%
AT&T Corp. .........................        15,700            1,181,425
MCI WorldCom, Inc. (a) .............        13,826              992,448
                                                         --------------
                                                              2,173,873
                                                         --------------
                                                              4,033,448
                                                         --------------
ENERGY-5.6%
DOMESTIC INTEGRATED-1.7%
USX-Marathon Group .................        33,800            1,018,225
                                                         --------------
DOMESTIC PRODUCERS-0.8%
Apache Corp. .......................        12,900              326,531
Murphy Oil Corp. ...................         2,650              109,313
Union Pacific Resources
   Group, Inc. .....................         7,200               65,250
                                                         --------------
                                                                501,094
                                                         --------------
OIL SERVICES-2.6%
BJ Services Co. (a) ................        10,000              156,250
Halliburton Co. ....................        17,000              503,625
Noble Drilling Corp. (a) ...........        49,800              644,288
Transocean Offshore, Inc. ..........         8,500              227,906
                                                         --------------
                                                              1,532,069
                                                         --------------
MISCELLANEOUS-0.5%
AES Corp. (a) ......................         6,300              298,462
                                                         --------------
                                                              3,349,850
                                                         --------------
CAPITAL GOODS-3.3%
ELECTRICAL EQUIPMENT-0.4%
General Electric Co. ...............         2,000              204,125
                                                         --------------
MACHINERY-0.3%
Case Corp. .........................         9,000              196,313
                                                         --------------
MISCELLANEOUS-2.6%
Allied-Signal, Inc. ................        15,300              677,981
United Technologies Corp. ..........         8,200              891,750
                                                         --------------
                                                              1,569,731
                                                         --------------
                                                              1,970,169
                                                         --------------
MULTI-INDUSTRY COMPANIES-2.6%
Honeywell, Inc. ....................         2,900              218,406
Tyco International, Ltd. ...........        13,200              995,775
U.S. Industries, Inc. ..............        18,600              346,425
                                                         --------------
                                                              1,560,606
                                                         --------------
BASIC INDUSTRIES-0.9%
CHEMICAL-0.8%
Praxair, Inc. ......................        13,000              458,250
                                                         --------------
CONTAINER-0.1%
Sealed Air Corp. (a) ...............         1,000               51,063
                                                         --------------
                                                                509,313
                                                         --------------
TRANSPORTATION-0.1%
RAILROAD-0.1%
Canadian Pacific, Ltd. (b) .........         3,200               60,400
                                                         --------------
Total Common Stocks
   (cost $33,381,462)...............                         37,816,173
                                                         --------------

                                          Alliance Variable Products Series Fund
================================================================================

                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS-25.6%
U.S. Treasury Notes
   5.50%, 2/15/08...................    $    1,500       $    1,589,535
   6.50%, 10/15/06..................         8,900            9,872,058
   7.25%, 8/15/04...................         3,355            3,771,758
                                                         --------------
Total U.S. Government Obligations
   (cost $14,125,896)...............                         15,233,351
                                                         --------------
SHORT-TERM INVESTMENT-11.0%
TIME DEPOSIT-11.0%
State Street Cayman Islands
   4.50%, 1/04/99
   (amortized cost $6,555,000)......         6,555            6,555,000
                                                         --------------
TOTAL INVESTMENTS-100.2%
   (cost $54,062,358)...............                         59,604,524
Other assets less liabilities-(0.2%)                           (140,774)
                                                         --------------
NET ASSETS-100%.....................                     $   59,463,750
                                                         ==============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

(b)   Country of origin--Canada.

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
COMMON STOCKS-95.4%
FINANCE-17.9%
BANKING - MONEY CENTERS-7.0%
Bank One Corp. .....................        62,100       $    3,170,981
BankAmerica Corp. ..................       200,900           12,079,113
Chase Manhattan Corp. ..............       166,100           11,305,181
                                                         --------------
                                                             26,555,275
                                                         --------------
INSURANCE-1.6%
PennCorp Financial Group, Inc. .....        52,700               52,700
PMI Group, Inc. ....................        58,900            2,908,187
Travelers Property Casualty
   Corp. Cl.A ......................        99,300            3,078,300
                                                         --------------
                                                              6,039,187
                                                         --------------
REAL ESTATE-0.2%
ProLogis Trust .....................        37,090              769,618
                                                         --------------
MISCELLANEOUS-9.1%
Associates First Capital Corp.
   Cl.A ............................       108,800            4,610,400
Citigroup, Inc. ....................       234,100           11,587,950
Household International, Inc. ......       399,500           15,830,188
MBNA Corp. .........................       113,850            2,839,134
                                                         --------------
                                                             34,867,672
                                                         --------------
                                                             68,231,752
                                                         --------------
TECHNOLOGY-15.7%
COMMUNICATION EQUIPMENT-0.4%
Tellabs, Inc. (a) ..................        21,000            1,439,813
                                                         --------------
COMPUTER HARDWARE-1.7%
Compaq Computer Corp. ..............       152,700            6,403,856
                                                         --------------
COMPUTER SERVICES-5.5%
Electronic Data Systems Corp. ......       225,000           11,306,250
First Data Corp. ...................       301,700            9,560,119
                                                         --------------
                                                             20,866,369
                                                         --------------
COMPUTER SOFTWARE-1.9%
Computer Associates
   International, Inc. .............        33,400            1,423,675
Oracle Corp. (a) ...................       137,400            5,929,669
                                                         --------------
                                                              7,353,344
                                                         --------------
NETWORKING SOFTWARE-0.8%
Ascend Communications, Inc. (a) ....        24,100            1,585,328
FORE Systems, Inc. (a) .............        84,300            1,541,109
                                                         --------------
                                                              3,126,437
                                                         --------------
SEMI-CONDUCTOR COMPONENTS-2.6%
Altera Corp. (a) ...................       112,000            6,811,000
Atmel Corp. (a) ....................       213,200            3,257,963
                                                         --------------
                                                             10,068,963
                                                         --------------
MISCELLANEOUS-2.8%
Solectron Corp. (a) ................       116,200           10,799,337
                                                         --------------
                                                             60,058,119
                                                         --------------
HEALTH CARE-11.4%
BIOTECHNOLOGY-0.8%
Genzyme Corp. (a) ..................        61,200            3,042,787
                                                         --------------
DRUGS-4.8%
Bristol-Myers Squibb Co. ...........       135,900           18,185,119
                                                         --------------
MEDICAL PRODUCTS-0.3%
Baxter International, Inc. .........        20,600            1,324,838
                                                         --------------
MEDICAL SERVICES-5.5%
Columbia HCA/Healthcare Corp. ......       223,900            5,541,525
PacifiCare Health Systems, Inc.
   Cl.B(a) .........................        57,400            4,561,506
Tenet Healthcare Corp. (a) .........       257,500            6,759,375
United Healthcare Corp. ............        93,700            4,034,956
                                                         --------------
                                                             20,897,362
                                                         --------------
                                                             43,450,106
                                                         --------------
CONSUMER STAPLES-10.6%
BEVERAGES-0.3%
Coca-Cola Enterprises, Inc. ........        28,000            1,001,000
                                                         --------------
COSMETICS-2.0%
Avon Products, Inc. ................       122,500            5,420,625
Gillette Co. .......................        48,700            2,352,819
                                                         --------------
                                                              7,773,444
                                                         --------------
FOOD-2.5%
Campbell Soup Co. ..................        55,800            3,069,000
General Mills, Inc. ................        39,500            3,071,125
Tyson Foods, Inc. Cl.A .............       167,200            3,553,000
                                                         --------------
                                                              9,693,125
                                                         --------------
HOUSEHOLD PRODUCTS-1.4%
Colgate-Palmolive Co. ..............        41,000            3,807,875
Procter & Gamble Co. ...............        14,500            1,324,031
                                                         --------------
                                                              5,131,906
                                                         --------------
TOBACCO-4.4%
Philip Morris Cos., Inc. ...........       216,000           11,556,000
RJR Nabisco Holdings Corp. .........       181,800            5,397,187
                                                         --------------
                                                             16,953,187
                                                         --------------
                                                             40,552,662
                                                         --------------
CONSUMER SERVICES-10.5%
AIRLINES-1.0%
Northwest Airlines Corp. Cl.A (a) ..        63,300            1,614,150
UAL Corp. (a) ......................        34,000            2,029,375
                                                         --------------
                                                              3,643,525
                                                         --------------
APPAREL-0.3%
Nautica Enterprises, Inc. (a) ......        79,700            1,188,028
                                                         --------------

                                          Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
BROADCASTING & CABLE-2.3%
A.H. Belo Corp. Series A ...........       199,000       $    3,967,562
AirTouch Communications, Inc. ......        47,300            3,411,513
Scripps E.W. Co. ...................        26,000            1,293,500
                                                         --------------
                                                              8,672,575
                                                         --------------
ENTERTAINMENT & LEISURE-2.6%
Carnival Corp. .....................        38,700            1,857,600
Harley-Davidson, Inc. ..............        91,100            4,315,863
Mirage Resorts, Inc. (a) ...........       111,100            1,659,556
Royal Caribbean Cruises, Ltd. ......        57,500            2,127,500
                                                         --------------
                                                              9,960,519
                                                         --------------
PRINTING & PUBLISHING-0.8%
Donnelley (R.R.) & Sons Co. ........        71,000            3,110,687
                                                         --------------
RETAIL - GENERAL MERCHANDISE-3.5%
Dayton Hudson Corp. ................       163,100            8,848,175
Federated Department Stores,
   Inc. (a) ........................        82,800            3,606,975
Saks, Inc. (a) .....................        29,900              943,719
                                                         --------------
                                                             13,398,869
                                                         --------------
                                                             39,974,203
                                                         --------------
UTILITIES-10.2%
ELECTRIC & GAS UTILITIES-4.7%
Allegheny Energy, Inc. .............        51,900            1,790,550
CMS Energy Corp. ...................        88,400            4,281,875
Consolidated Edison, Inc. ..........        25,600            1,353,600
Duke Power Energy Corp. ............        20,600            1,319,688
Edison International ...............       127,200            3,545,700
FPL Group, Inc. ....................        47,900            2,951,837
GPU, Inc. ..........................        23,700            1,047,244
Pinnacle West Capital Corp. ........        38,600            1,635,675
                                                         --------------
                                                             17,926,169
                                                         --------------
TELEPHONE UTILITIES-5.5%
AT&T Corp. .........................       153,494           11,550,423
MCI WorldCom, Inc. (a) .............       132,568            9,515,897
                                                         --------------
                                                             21,066,320
                                                         --------------
                                                             38,992,489
                                                         --------------
ENERGY-8.6%
DOMESTIC INTEGRATED-2.7%
USX-Marathon Group .................       338,500           10,197,312
                                                         --------------
DOMESTIC PRODUCERS-1.3%
Apache Corp. .......................       123,100            3,115,969
Murphy Oil Corp. ...................        25,550            1,053,937
Union Pacific Resources
   Group, Inc. .....................        70,600              639,813
                                                         --------------
                                                              4,809,719
                                                         --------------
OIL SERVICES-3.9%
BJ Services Co. (a) ................        96,600            1,509,375
Halliburton Co. ....................       167,500            4,962,187
Noble Drilling Corp. (a) ...........       480,900            6,221,644
Transocean Offshore, Inc. ..........        82,200            2,203,988
                                                         --------------
                                                             14,897,194
                                                         --------------
MISCELLANEOUS-0.7%
AES Corp. (a) ......................        60,300            2,856,713
                                                         --------------
                                                             32,760,938
                                                         --------------
CAPITAL GOODS-4.9%
ELECTRICAL EQUIPMENT-0.5%
General Electric Co. ...............        19,200            1,959,600
                                                         --------------
MACHINERY-0.5%
Case Corp. .........................        86,300            1,882,419
                                                         --------------
MISCELLANEOUS-3.9%
Allied-Signal, Inc. ................       146,000            6,469,625
United Technologies Corp. ..........        77,800            8,460,750
                                                         --------------
                                                             14,930,375
                                                         --------------
                                                             18,772,394
                                                         --------------
MULTI-INDUSTRY COMPANIES-3.8%
Honeywell, Inc. ....................        28,050            2,112,516
Tyco International, Ltd. ...........       121,200            9,143,025
U.S. Industries, Inc. ..............       179,100            3,335,737
                                                         --------------
                                                             14,591,278
                                                         --------------
BASIC INDUSTRIES-1.3%
CHEMICAL-1.2%
Praxair, Inc. ......................       123,000            4,335,750
                                                         --------------
CONTAINER-0.1%
Sealed Air Corp. (a) ...............         9,600              490,200
                                                         --------------
                                                              4,825,950
                                                         --------------
CONSUMER MANUFACTURING-0.3%
TEXTILE PRODUCTS-0.3%
Tommy Hilfiger Corp. (a) ...........        18,700            1,122,000
                                                         --------------
TRANSPORTATION-0.2%
RAILROAD-0.2%
Canadian Pacific, Ltd. (b) .........        42,900              809,738
                                                         --------------
Total Common Stocks
   (cost $322,755,982)..............                        364,141,629
                                                         --------------

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
SHORT-TERM INVESTMENTS-5.3%
COMMERCIAL PAPER-5.3%
American Express Co.
   4.90%, 1/06/99...................    $    3,000       $    2,997,958
Ford Motor Credit Corp.
   4.91%, 1/07/99...................         7,700            7,693,699
   5.71%, 1/05/99...................         1,400            1,399,112
Prudential Funding Corp.
   4.75%, 1/04/99...................         8,000            7,996,833
                                                         --------------
Total Short-Term Investments
   (amortized cost $20,087,602).....                         20,087,602
                                                         --------------

                                                          U.S. $ Value
-----------------------------------------------------------------------
TOTAL INVESTMENTS-100.7%
   (cost $342,843,584)..............                     $  384,229,231
Other assets less liabilities-(0.7%)                         (2,614,890)
                                                         --------------
NET ASSETS-100%.....................                     $  381,614,341
                                                         ==============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

(b)   Country of origin--Canada.

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
COMMON & PREFERRED STOCKS-94.0%
TECHNOLOGY-33.4%
COMMUNICATION SERVICES-1.7%
Nextel Communications, Inc.
   Cl.A (a) ........................       234,000       $    5,535,563
                                                         --------------
COMMUNICATIONS EQUIPMENT-5.0%
Global Telesystems Group,
   Inc. (a) ........................        64,900            3,614,119
Loral Space & Communications (a) ...       219,800            3,915,187
Sterling Commerce, Inc. (a) ........       196,789            8,855,505
                                                         --------------
                                                             16,384,811
                                                         --------------
COMPUTER HARDWARE-2.5%
International Business Machines
   Corp. ...........................        45,000            8,313,750
                                                         --------------
COMPUTER SERVICES-3.3%
Ceridian Corp. (a) .................       148,500           10,367,156
First Data Corp. ...................        11,000              348,563
                                                         --------------
                                                             10,715,719
                                                         --------------
COMPUTER SOFTWARE-7.1%
HBO & Co. ..........................       147,000            4,221,656
Network Associates, Inc. (a) .......       139,800            9,274,856
Sterling Software, Inc. (a) ........       360,200            9,747,913
                                                         --------------
                                                             23,244,425
                                                         --------------
ELECTRONICS-2.2%
Philips Electronics NV .............        23,000            1,556,812
SCI Systems, Inc. (a) ..............        98,500            5,688,375
                                                         --------------
                                                              7,245,187
                                                         --------------
NETWORKING SOFTWARE-3.6%
Cisco Systems, Inc. (a) ............       128,300           11,911,853
                                                         --------------
SEMI-CONDUCTOR COMPONENTS-1.2%
Texas Instruments, Inc. ............        47,000            4,021,438
                                                         --------------
TELECOMMUNICATIONS-1.5%
Colt Telecom Group Plc (ADR) (a) ...        42,600            2,558,662
Esprit Telecom Group Plc
   (ADR) (a) .......................         2,600              122,687
Globalstar Telecommunications,
   Ltd. (a) ........................         5,200              105,138
Intermedia Communications,
   Inc. pfd. .......................        18,000              450,000
Millicom International Cellular,
   SA (a) ..........................        49,500            1,686,094
                                                         --------------
                                                              4,922,581
                                                         --------------
MISCELLANEOUS-5.3%
Ingram Micro, Inc. Cl.A (a) ........        30,900            1,077,638
Sanmina Corp. (a) ..................       179,100           11,171,362
Solectron Corp. (a) ................        57,300            5,325,319
                                                         --------------
                                                             17,574,319
                                                         --------------
                                                            109,869,646
                                                         --------------
FINANCE-24.7%
BANKING - MONEY CENTERS-2.9%
American Express Co. ...............        18,100            1,850,725
Automatic Common Exchange
   SecurityTrust II ................        25,000              381,250
Chase Manhattan Corp. ..............       106,440            7,244,572
                                                         --------------
                                                              9,476,547
                                                         --------------
BANKING - REGIONAL-4.4%
BankAmerica Corp. ..................        98,600            5,928,325
First Union Corp. ..................        45,000            2,736,562
Newcourt Credit Group, Inc. ........       162,100            5,663,369
                                                         --------------
                                                             14,328,256
                                                         --------------
INSURANCE-3.9%
American Bankers Insurance
   Group, Inc. .....................        47,000            2,273,625
American International
   Group, Inc. .....................       105,037           10,149,200
UNUM Corp. .........................         7,000              408,625
                                                         --------------
                                                             12,831,450
                                                         --------------
INVESTMENT COMPANY-3.2%
TCI Ventures Group Series A (a) ....       451,700           10,685,528
                                                         --------------
REAL ESTATE-2.5%
Entertainment Properties Trust .....        56,000              952,000
Humphrey Hospitality Trust, Inc. ...        99,100              947,644
JP Realty, Inc. ....................        78,000            1,530,750
Koger Equity, Inc. .................       100,000            1,718,750
Macerich Co. .......................        42,500            1,089,062
Spieker Properties, Inc. ...........        56,000            1,939,000
                                                         --------------
                                                              8,177,206
                                                         --------------

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
MISCELLANEOUS-7.8%
Associates First Capital Corp.
   Cl.A ............................        81,000       $    3,432,375
Citigroup, Inc. ....................       190,499            9,429,701
Household International, Inc. ......        40,000            1,585,000
MBNA Corp. .........................       345,375            8,612,789
PMI Group, Inc. ....................        30,300            1,496,063
Providian Financial Corp. ..........        13,500            1,012,500
                                                         --------------
                                                             25,568,428
                                                         --------------
                                                             81,067,415
                                                         --------------
CONSUMER SERVICES-11.4%
AIRLINES-1.6%
Continental Airlines, Inc.
   Cl.B (a) ........................        57,000            1,909,500
Delta Air Lines, Inc. ..............        64,000            3,328,000
                                                         --------------
                                                              5,237,500
                                                         --------------
BROADCASTING & CABLE-2.8%
Tele-Communications, Inc. -
   LibertyMedia Group Cl.A (a) .....       111,055            5,118,941
Viacom, Inc. Cl.B (a) ..............        55,900            4,136,600
                                                         --------------
                                                              9,255,541
                                                         --------------
BUSINESS SERVICES-1.9%
Cendant Corp. (a) ..................       325,050            6,196,266
                                                         --------------
PRINTING & PUBLISHING-0.7%
Readers Digest Association, Inc. ...        90,000            2,340,000
                                                         --------------
RETAIL - GENERAL MERCHANDISE-4.4%
Home Depot, Inc. ...................        98,300            6,014,731
Office Depot, Inc. (a) .............        53,000            1,957,688
Tandy Corp. ........................        59,700            2,458,894
The Limited, Inc. ..................       136,300            3,969,737
                                                         --------------
                                                             14,401,050
                                                         --------------
                                                             37,430,357
                                                         --------------
UTILITIES-7.0%
TELEPHONE UTILITIES-7.0%
MCI WorldCom, Inc. (a) .............       303,784           21,805,996
Pacific Gateway Exchange, Inc. .....        22,200            1,067,681
                                                         --------------
                                                             22,873,677
                                                         --------------
HEALTH CARE-5.0%
BIOTECHNOLOGY-0.1%
Gensia Sicor, Inc.
   3.75%, cv. pfd. (a) (b) .........         8,000              201,392
                                                         --------------
DRUGS-4.2%
Bristol-Myers Squibb Co. ...........        49,000            6,556,812
Merck & Co., Inc. ..................        30,900            4,563,544
Schering-Plough Corp. ..............        50,000            2,762,500
                                                         --------------
                                                             13,882,856
                                                         --------------
MEDICAL PRODUCTS-0.4%
Medtronic, Inc. ....................        15,200            1,128,600
                                                         --------------
MEDICAL SERVICES-0.3%
Columbia HCA/Healthcare Corp. ......        43,000            1,064,250
                                                         --------------
                                                             16,277,098
                                                         --------------
CAPITAL GOODS-3.1%
MACHINERY-3.1%
Mannesmann AG (c) ..................        90,025           10,317,278
                                                         --------------
BUSINESS SERVICES-3.0%
BROADCASTING & CABLE-2.4%
CBS Corp. ..........................       165,700            5,426,675
MediaOne Group, Inc. ...............        49,000            2,303,000
                                                         --------------
                                                              7,729,675
                                                         --------------
PRINTING & PUBLISHING-0.6%
News Corp., Ltd. (ADR) (d) .........        80,800            2,136,150
                                                         --------------
                                                              9,865,825
                                                         --------------
ENERGY-2.6%
OIL SERVICES-2.6%
Atlantic Richfield Co. .............       116,200            7,582,050
Gulf Canada Resources, Ltd. (e) ....       294,300              864,506
                                                         --------------
                                                              8,446,556
                                                         --------------
CONSUMER STAPLES-1.4%
TOBACCO-1.4%
Loews Corp. ........................        46,800            4,598,100
                                                         --------------
MULTI-INDUSTRY COMPANY-1.4%
Tyco International, Ltd. ...........        62,572            4,720,275
                                                         --------------
CONSUMER MANUFACTURING-0.6%
AUTO & RELATED-0.6%
Republic Industires, Inc. ..........       144,000            2,124,000
                                                         --------------
BASIC INDUSTRY-0.4%
CHEMICALS-0.4%
Engelhard Corp. ....................        67,000            1,306,500
                                                         --------------
Total Common & Preferred Stocks
   (cost $214,878,224)..............                        308,896,727
                                                         --------------

                                          Alliance Variable Products Series Fund
================================================================================

                                        Principal
                                          Amount
Company                                   (000)           U.S. $ Value
-----------------------------------------------------------------------
LONG-TERM DEBT SECURITIES-1.1%
COMMUNICATIONS EQUIPMENT-1.1%
Global Telesystems Group, Inc.
   5.75%, 7/01/10
   (cost $2,311,313)................    $    3,275       $    3,651,625
                                                         --------------

SHORT-TERM INVESTMENTS-7.0%
U.S. GOVERNMENT & AGENCIES-7.0%
Federal Home Loan Mortgage Corp.
   5.025%, 2/22/99..................         3,000            2,978,225
   5.10%, 1/14/99...................         2,700            2,695,027
Federal National Mortgage Assn.
   5.12%, 1/27/99...................         3,000            2,988,907
Student Loan Marketing Assn.
   4.28%, 1/04/99...................        14,300           14,294,900
                                                         --------------
Total Short-Term Investments
   (amortized cost $22,957,059).....                         22,957,059
                                                         --------------
TOTAL INVESTMENTS-102.1%
   (cost $240,146,596)..............                        335,505,411
Other assets less liabilities-(2.1%)                         (6,823,966)
                                                         --------------
NET ASSETS-100%.....................                     $  328,681,445
                                                         ==============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1998, the aggregate market value of this security amounted to $201,392 or 0.06% of net assets.

(c)   German holding.

(d)   Country of origin--Australia.

(e)   Country of origin--Canada.

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

INTERNATIONAL  PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
COMMON STOCKS &
    OTHER INVESTMENTS-93.0%
AUSTRALIA-0.6%
Coca Cola Amatil ...................       112,000       $      417,280
                                                         --------------
BRAZIL-1.1%
Telecomunicacoes Brasileiras,
   SA (ADR) ........................        10,000              726,875
CANADA-3.0%
Newcourt Credit Group, Inc. ........        27,000              945,044
Northern Telecom, Ltd. .............        20,000            1,002,290
                                                         --------------
                                                              1,947,334
                                                         --------------
FINLAND-7.8%
Nokia AB OYJ Corp. Series A ........        35,400            4,304,374
Orion-Yhtymae OY Cl.B ..............        33,000              792,155
                                                         --------------
                                                              5,096,529
                                                         --------------
FRANCE-8.7%
Lafarge SA .........................        10,000              949,741
Sanofi SA ..........................         8,600            1,415,132
Schneider SA .......................        14,700              891,307
SEITA ..............................        25,000            1,565,015
Total, SA Cl.B .....................         8,200              830,120
                                                         --------------
                                                              5,651,315
                                                         --------------
GERMANY-5.1%
Hornbach Holding AG pfd. ...........         3,800              225,729
Merck KGAA .........................        15,000              675,027
ProSieben Media AG pfd. ............        19,300              891,696
Volkswagen AG ......................        12,000              957,638
Wella AG pfd. ......................           700              583,823
                                                         --------------
                                                              3,333,913
                                                         --------------
HONG KONG-0.1%
Dickson Concepts International,
   Ltd. ............................        80,000               61,955
                                                         --------------
ITALY-4.6%
ENI SpA ............................        84,000              548,671
Telecom Italia SpA .................       167,000            1,424,113
Union Credito Italiano SpA .........       175,000            1,036,696
                                                         --------------
                                                              3,009,480
                                                         --------------
JAPAN-19.3%
Bank of Tokyo-Mitsubishi ...........        49,000              507,121
Bridgestone Corp. ..................        40,000              907,563
Canon, Inc. ........................        35,000              747,678
Credit Saison Co. ..................        35,500              874,547
Daito Trust Construction Co.,
   Ltd. ............................        40,000              346,395
Daiwa Securities Co., Ltd. .........       170,000              580,451
Familymart Co. .....................        16,100              803,220
Fuji Photo Film Co. ................        20,000              743,034
Honda Motor Co. ....................        26,000              853,251
Japan Tobacco, Inc. ................            70              699,690
Kao Corp. ..........................        23,000              518,797
Nintendo Corp. Ltd. ................         3,000              290,579
NTT Mobile Communications ..........            20              822,645
Orix Corp. .........................         5,000              373,286
Shiseido Co., Ltd. .................        28,000              359,628
Sony Corp. .........................        11,300              822,636
Takeda Chemical Industries .........         7,000              269,350
TDK Corp. ..........................         7,000              639,629
Tokai Bank .........................        56,000              264,520
Yamanouchi Pharmaceutical
   Co., Ltd. .......................        36,000            1,159,133
                                                         --------------
                                                             12,583,153
                                                         --------------
NETHERLANDS-8.6%
Ahold Koninklijke NV ...............        35,800            1,322,468
Akzo Nobel NV ......................        45,000            2,047,959
ING Groep NV .......................        26,000            1,584,606
KLM Royal Dutch Air NV .............        20,000              604,673
                                                         --------------
                                                              5,559,706
                                                         --------------
SPAIN-6.8%
Banco Bilbao Vizcaya, SA ...........        45,000              704,510
Tabacalera, SA Series A ............        75,000            1,889,249
Telefonica de Espana ...............        40,000            1,775,964
   rights, expiring 1/30/99 (a) ....        40,000               35,463
                                                         --------------
                                                              4,405,186
                                                         --------------
SWEDEN-3.5%
Astra AB Series A ..................        30,000              611,092
Autoliv, Inc. ......................        17,400              623,203
Forenings Sparbanken AB
   Series A ........................        39,000            1,008,025
                                                         --------------
                                                              2,242,320
                                                         --------------
SWITZERLAND-7.6%
Nestle, SA .........................         1,100            2,394,264
Zurich Allied AG (a) ...............         3,400            2,517,143
                                                         --------------
                                                              4,911,407
                                                         --------------
UNITED KINGDOM-16.2%
Bank of Scotland ...................       110,767            1,325,008
British Airways Plc ................        50,000              343,911
Compass Group Plc ..................        50,000              570,693
Diageo Plc .........................       180,000            1,996,179
Dixons Group Plc ...................        61,000              857,385

                                          Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
Granada Group Plc ..................        32,000       $      560,891
Ladbroke Group Plc .................       120,000              482,472
Misys Plc ..........................        68,000              499,352
Reuters Group Plc ..................        42,000              443,097
Royal Bank of Scotland Group Plc ...        40,000              653,929
Standard Chartered Bank ............        29,900              346,739
Tomkins Plc ........................       210,000              997,840
United News Media Plc ..............        79,600              691,656
Vodafone Group Plc .................        47,600              773,431
                                                         --------------
                                                             10,542,583
                                                         --------------
Total Common Stocks & Other
   Investments
   (cost $53,864,692)...............                         60,489,036
                                                         --------------

                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
SHORT-TERM INVESTMENT-5.4%
TIME DEPOSIT-5.4%
State Street Cayman Islands
   4.50%, 1/04/99
   (amortized cost $3,519,000)......    $    3,519       $    3,519,000
                                                         --------------
TOTAL INVESTMENTS-98.4%
   (cost $57,383,692)...............                         64,008,036
Other assets less liabilities-1.6%..                          1,043,757
                                                         --------------
NET ASSETS-100%.....................                     $   65,051,793
                                                         ==============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
COMMON STOCKS-96.0%
TECHNOLOGY-31.0%
COMMUNICATIONS EQUIPMENT-10.1%
EMC Corp. (a) ......................       435,900       $   37,051,500
Lucent Technologies, Inc. ..........       207,342           22,807,620
Nokia Corp. (ADR) (b) ..............       545,600           65,710,700
                                                         --------------
                                                            125,569,820
                                                         --------------
COMPUTER HARDWARE-7.8%
Compaq Computer Corp. ..............       431,700           18,104,418
Dell Computer Corp. (a) ............       860,000           62,968,125
International Business
   Machines Corp. ..................        23,500            4,341,625
Sun Microsystems, Inc. (a) .........       147,900           12,654,694
                                                         --------------
                                                             98,068,862
                                                         --------------
COMPUTER SOFTWARE-3.7%
HBO & Co. ..........................       773,000           22,199,594
Microsoft Corp. (a) ................       173,700           24,062,878
                                                         --------------
                                                             46,262,472
                                                         --------------
NETWORKING SOFTWARE-6.3%
America Online, Inc. ...............       108,500           17,360,000
Cisco Systems, Inc. (a) ............       657,900           61,081,903
                                                         --------------
                                                             78,441,903
                                                         --------------
SEMI-CONDUCTOR COMPONENTS-2.5%
Intel Corp. ........................       260,600           30,889,244
                                                         --------------
MISCELLANEOUS-0.6%
AMP, Inc. ..........................       152,000            7,913,500
                                                         --------------
                                                            387,145,801
                                                         --------------
CONSUMER SERVICES-24.6%
AIRLINES-3.4%
Continental Airlines, Inc. (a) .....       128,000            4,288,000
Delta Air Lines, Inc. ..............       207,400           10,784,800
KLM Royal Dutch Air ................       125,776            3,773,280
Northwest Airlines Corp.
   Cl.A (a) ........................       345,660            8,814,330
UAL Corp. (a) ......................       254,500           15,190,469
                                                         --------------
                                                             42,850,879
                                                         --------------
BROADCASTING & CABLE-5.8%
AirTouch Communications,
   Inc. (a) ........................       729,400           52,607,975
Tele-Communications, Inc. -
   LibertyMedia Group Cl.A (a) .....       427,405           19,700,699
                                                         --------------
                                                             72,308,674
                                                         --------------
ENTERTAINMENT & LEISURE-1.4%
Walt Disney Co. ....................       592,800           17,784,000
                                                         --------------
PRINTING & PUBLISHING-0.5%
Gannett Co., Inc. ..................        99,000            6,385,500
                                                         --------------
RETAIL - GENERAL MERCHANDISE-13.5%
Dayton Hudson Corp. ................       526,300           28,551,775
Gap, Inc. ..........................       312,200           17,561,250
Home Depot, Inc. ...................       957,298           58,574,671
Kohl's Corp. (a) ...................       268,600           16,502,112
Lowes Cos., Inc. ...................       110,600            5,661,338
Wal-Mart Stores, Inc. ..............       500,800           40,783,900
                                                         --------------
                                                            167,635,046
                                                         --------------
                                                            306,964,099
                                                         --------------
FINANCE-14.4%
BANKING - MONEY CENTERS-2.6%
BankAmerica Corp. ..................       289,567           17,410,216
Fifth Third Bancorp ................        84,200            6,007,144
U.S. Bancorp .......................       245,200            8,704,600
                                                         --------------
                                                             32,121,960
                                                         --------------
BROKERAGE & MONEY MANAGEMENT-1.9%
Merrill Lynch & Co., Inc. ..........       135,400            9,037,950
Morgan Stanley, Dean Witter
   and Co. .........................       207,355           14,722,205
                                                         --------------
                                                             23,760,155
                                                         --------------
INSURANCE-1.5%
American International Group,
   Inc. ............................       122,775           11,863,134
Progressive Corp. ..................        41,300            6,995,188
                                                         --------------
                                                             18,858,322
                                                         --------------
MORTGAGE BANKING-4.1%
Federal Home Loan Mortgage Corp. ...       397,300           25,601,019
Federal National Mortgage Assn. ....       219,500           16,243,000
Washington Mutual, Inc. ............       241,640            9,227,627
                                                         --------------
                                                             51,071,646
                                                         --------------
MISCELLANEOUS-4.3%
Associates First Capital Corp.
   Cl.A ............................       268,056           11,358,873
Citigroup, Inc. ....................       226,050           11,189,475
MBNA Corp. .........................     1,247,050           31,098,309
                                                         --------------
                                                             53,646,657
                                                         --------------
                                                            179,458,740
                                                         --------------
HEALTH CARE-11.9%
DRUGS-10.1%
Bristol-Myers Squibb Co. ...........       223,500           29,907,093
Merck & Co., Inc. ..................       121,700           17,973,569
Pfizer, Inc. .......................       334,400           41,946,300
Schering-Plough Corp. ..............       403,800           22,309,950
Warner-Lambert Co. .................       189,300           14,232,994
                                                         --------------
                                                            126,369,906
                                                         --------------

                                          Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
MEDICAL PRODUCTS-0.5%
Medtronic, Inc. ....................        73,800       $    5,479,650
                                                         --------------
MEDICAL SERVICES-1.3%
IMS Health, Inc. ...................       216,200           16,309,588
                                                         --------------
                                                            148,159,144
                                                         --------------
CONSUMER STAPLES-5.1%
COSMETICS-0.4%
Gillette Co. .......................       104,500            5,048,656
                                                         --------------
FOOD-0.4%
Coca-Cola Co. ......................        69,600            4,654,500
                                                         --------------
HOUSEHOLD PRODUCTS-1.0%
Colgate-Palmolive Co. ..............       136,500           12,677,438
                                                         --------------
RETAIL - FOOD & DRUG-1.4%
Kroger Co. (a) .....................       199,600           12,075,800
Rite Aid Corp. .....................        99,000            4,906,688
                                                         --------------
                                                             16,982,488
                                                         --------------
TOBACCO-1.9%
Philip Morris Cos., Inc. ...........       454,273           24,303,605
                                                         --------------
                                                             63,666,687
                                                         --------------
MULTI-INDUSTRY COMPANY-3.2%
Tyco International, Ltd. ...........       521,800           39,363,287
                                                         --------------
CAPITAL GOODS-2.6%
AUTO & RELATED-0.6%
Ford Motor Co. .....................       127,000            7,453,313
                                                         --------------
ELECTRICAL EQUIPMENT-0.9%
General Electric Co. ...............       106,400           10,859,450
                                                         --------------
MISCELLANEOUS-1.1%
United Technologies Corp. ..........       134,000           14,572,500
                                                         --------------
                                                             32,885,263
                                                         --------------
UTILITY-2.6%
TELEPHONE UTILITY-2.6%
MCI WorldCom, Inc. (a) .............       457,819           32,862,820
                                                         --------------
ENERGY-0.6%
OIL SERVICE-0.6%
Schlumberger, Ltd. .................       158,326            7,302,787
                                                         --------------
Total Common Stocks
   (cost $816,101,223)..............                      1,197,808,628
                                                         --------------
                                        Shares, or
                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
SHORT-TERM INVESTMENTS-4.6%
COMMERCIAL PAPER-4.4%
General Electric Capital Corp.
   5.40%, 1/04/99...................    $   55,198           55,173,161
                                                         --------------
TIME DEPOSIT-0.2%
State Street Cayman Islands
   4.50%, 1/04/99...................         1,684            1,684,000
                                                         --------------
Total Short-Term Investments
   (amortized cost $56,857,161).....                         56,857,161
                                                         --------------
TOTAL INVESTMENTS-100.6%
   (cost $872,958,384)..............                      1,254,665,789
Other assets less liabilities-(0.6%)                         (7,411,519)
                                                         --------------
NET ASSETS-100%.....................                     $1,247,254,270
                                                         ==============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

(b)   Country of origin--Finland.

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

QUASAR PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
COMMON STOCKS-77.3%
CONSUMER PRODUCTS & SERVICES-36.6%
AIRLINES-5.4%
Alaska Air Group, Inc. (a) .........        59,500       $    2,632,875
America West Airlines, Inc.
   Cl.B (a) ........................       104,200            1,771,400
Mesa Air Group, Inc. (a) ...........        61,500              480,469
                                                         --------------
                                                              4,884,744
                                                         --------------
APPAREL-1.7%
Tommy Hilfiger Corp. (a) ...........        25,800            1,548,000
                                                         --------------
BROADCASTING & CABLE-1.7%
Sinclair Broadcast Group, Inc.
   Cl.A (a) ........................        44,500              880,266
Young Broadcasting Corp.
   Cl.A (a) ........................        16,900              706,103
                                                         --------------
                                                              1,586,369
                                                         --------------
BUSINESS SERVICES-2.6%
Carey International, Inc. (a) ......        45,800              807,225
FirstService Corp. (a) .............        32,200              384,388
TeleSpectrum Worldwide, Inc. (a) ...       122,500            1,202,031
                                                         --------------
                                                              2,393,644
                                                         --------------
ENTERTAINMENT & LEISURE-5.9%
Bally Total Fitness Holding
   Corp.(a) ........................        51,000            1,268,625
N2K, Inc. (a) ......................        16,100              209,803
Premier Parks, Inc. (a) ............        86,900            2,628,725
Sunterra Corp. (a) .................        81,100            1,216,500
                                                         --------------
                                                              5,323,653
                                                         --------------
FOOD SERVICES & LODGING-0.3%
Merkert American Corp. (a) .........        15,700              238,444
                                                         --------------
FUNERAL SERVICES-0.8%
Carriage Services, Inc. Cl.A (a) ...        26,600              756,437
                                                         --------------
RESTAURANTS & LODGING-1.4%
Florida Panthers Holdings, Inc.
   Cl.A (a) ........................        42,700              397,644
MeriStar Hospitality Corp. .........        45,900              852,018
                                                         --------------
                                                              1,249,662
                                                         --------------
RETAILING-15.0%
Budget Group, Inc. Cl.A (a) ........       123,800            1,965,325
Callaway Golf Co. ..................        19,900              203,975
Circuit City Stores, Inc.-
   Car Max Group (a) ...............       128,000              696,000
Furniture Brands International,
   Inc. (a) ........................        37,700            1,027,325
Industrie Natuzzi SpA (ADR) (b) ....        58,700            1,460,163
Mens Wearhouse, Inc. (a) ...........        28,350              893,025
Movado Group, Inc. .................        29,600              778,850
Sports Authority, Inc. (a) .........        98,400              516,600
Stage Stores, Inc. (a) .............        74,700              700,313
Tiffany & Co. ......................        42,100            2,183,937
Transport World Entertainment
   Corp. (a) .......................        25,050              476,733
United Rentals, Inc. (a) ...........        43,800            1,450,875
Venator Group, Inc. (a) ............       114,300              735,806
Whole Foods Market, Inc. (a) .......        11,800              572,300
                                                         --------------
                                                             13,661,227
                                                         --------------
MISCELLANEOUS-1.8%
Central Garden & Pet Co. (a) .......        42,100              610,450
Century Business Services,
   Inc. (a) ........................        72,300            1,041,572
                                                         --------------
                                                              1,652,022
                                                         --------------
                                                             33,294,202
                                                         --------------
TECHNOLOGY-10.7%
COMMUNICATIONS EQUIPMENT-1.3%
Comverse Technology, Inc. (a) ......        16,200            1,149,694
                                                         --------------
COMPUTER HARDWARE-1.4%
Apex PC Solutions, Inc. (a) ........        44,100            1,267,875
                                                         --------------
COMPUTER SOFTWARE & SERVICES-5.4%
Checkfree Corp. (a) ................        41,600              969,800
DBT Online, Inc. (a) ...............        46,500            1,159,594
Engineering Animation, Inc. (a) ....        10,600              571,406
Harbinger Corp. (a) ................        66,000              530,062
IMRglobal Corp. (a) ................        15,600              459,712
Preview Travel, Inc. (a) ...........        16,900              312,122
Saville Systems Plc (ADR) (a) (c)           12,100              229,522
Transaction Systems Architects,
   Inc. (a) ........................        14,000              704,375
                                                         --------------
                                                              4,936,593
                                                         --------------
SEMI-CONDUCTOR EQUIPMENT-0.9%
Uniphase Corp. (a) .................         4,000              277,750
Vitesse Semiconductor Corp. (a) ....        12,800              583,200
                                                         --------------
                                                                860,950
                                                         --------------
TELECOMMUNICATIONS-1.5%
GST Telecommunications, Inc. (a) ...        42,000              276,938
Millicom International Cellular,
   SA (a) (d) ......................        31,000            1,055,937
                                                         --------------
                                                              1,332,875
                                                         --------------
MISCELLANEOUS-0.2%
Excalibur Technologies
   Corp. (a) .......................        27,400              170,394
                                                         --------------
                                                              9,718,381
                                                         --------------

                                          Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
BASIC INDUSTRIES-9.6%
BUILDING & RELATED-0.4%
Associate Materials, Inc. (a) ......        32,300       $      391,638
                                                         --------------
METAL HARDWARE-2.6%
Bethlehem Steel Corp. (a) ..........       279,900            2,344,162
                                                         --------------
TEXTILE PRODUCTS-3.1%
Mohawk Industries, Inc. (a) ........        67,050            2,820,291
                                                         --------------
TRANSPORTATION & SHIPPING-3.5%
Consolidated Freightways
   Corp. (a) .......................       105,600            1,696,200
OMI Corp. (a) ......................       218,700              710,775
Teekay Shipping Corp. ..............        41,800              786,362
                                                         --------------
                                                              3,193,337
                                                         --------------
                                                              8,749,428
                                                         --------------
FINANCIAL SERVICES-8.5%
BROKERAGE & MONEY MANAGEMENT-2.4%
Legg Mason, Inc. ...................        67,900            2,143,094
                                                         --------------
INSURANCE-0.6%
Reinsurance Group of America,
   Inc. ............................         8,600              522,450
                                                         --------------
REAL ESTATE-5.5%
Chelsea GCA Realty, Inc. ...........        64,900            2,312,062
Glenborough Realty Trust, Inc. .....        40,900              833,338
Golf Trust of America, Inc. ........        15,500              430,125
Taubman Centers, Inc. ..............       106,200            1,460,250
                                                         --------------
                                                              5,035,775
                                                         --------------
                                                              7,701,319
                                                         --------------
HEALTH CARE-5.3%
BIOTECHNOLOGY-2.3%
GelTex Pharmaceuticals, Inc. (a) ...        60,510            1,369,039
MedImmune, Inc. (a) ................         6,600              657,937
                                                         --------------
                                                              2,026,976
                                                         --------------
DRUGS, HOSPITAL SUPPLIES & MEDICAL
   SERVICES-3.0%
Aradigm Corp. (a) ..................        43,500              541,031
St. Jude Medical, Inc. (a) .........        13,700              379,319
Synetic, Inc. (a) ..................        16,900              741,488
Veterinary Centers of America,
   Inc. (a) ........................        34,400              686,925
Novoste Corp. (a) ..................        14,200              395,825
                                                         --------------
                                                              2,744,588
                                                         --------------
                                                              4,771,564
                                                         --------------
CONSUMER MANUFACTURING-4.4%
AUTO & RELATED-4.4%
Dollar Thrifty Automotive
   Group, Inc. (a) .................        93,800            1,207,675
Group 1 Automotive, Inc. (a) .......        61,400            1,596,400
Monaco Coach Corp. (a) .............        46,500            1,232,250
                                                         --------------
                                                              4,036,325
                                                         --------------
ENERGY-2.2%
OIL & GAS SERVICES-2.2%
Parker Drilling Co. (a) ............        97,600              311,100
Southern Union Co. .................        68,926            1,680,071
                                                         --------------
                                                              1,991,171
                                                         --------------
Total Common Stocks
   (cost $71,965,715)...............                         70,262,390
                                                         --------------

                                        Shares or
                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
SHORT-TERM INVESTMENTS-25.4%
U.S. GOVERNMENT & AGENCIES-25.4%
Federal Home Loan Mortgage Corp.
   5.025%, 2/22/99..................    $    3,000            2,978,225
   5.10%, 1/14/99...................         2,700            2,695,027
Federal National Mortgage Assn.
   5.12%, 1/27/99...................         3,000            2,988,907
Student Loan Marketing Assn.
   4.28%, 1/04/99...................        14,400           14,394,864
                                                         --------------
Total Short-Term Investments
   (amortized cost $23,057,023).....                         23,057,023
                                                         --------------
TOTAL INVESTMENTS-102.7%
   (cost $95,022,738)...............                         93,319,413
Other assets less liabilities-(2.7%)                         (2,449,175)
                                                         --------------
NET ASSETS-100%.....................                     $   90,870,238
                                                         ==============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

(b)   Country of origin--Italy.

(c)   Country of origin--Ireland.

(d)   Country of origin--Luxembourg.

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
COMMON STOCKS-94.6%
REAL ESTATE INVESTMENT TRUSTS-94.6%
APARTMENTS-8.0%
Avalon Bay Communities, Inc. .......        18,934       $      648,489
Essex Property Trust, Inc. .........        14,300              425,425
Irvine Apartment Communities,
   Inc. ............................         9,100              290,063
                                                         --------------
                                                              1,363,977
                                                         --------------
DIVERSIFIED-13.8%
Correctional Properties Trust ......        20,600              372,087
Entertainment Properties Trust .....        27,100              460,700
Glenborough Realty Trust, Inc. .....        29,200              594,950
Golf Trust of America, Inc. ........        12,900              357,975
Vornado Realty Trust ...............        17,100              577,125
                                                         --------------
                                                              2,362,837
                                                         --------------
HOTELS & RESTAURANTS-8.8%
Innkeepers USA Trust ...............        29,700              350,831
MeriStar Hospitality Corp. .........        27,378              508,204
Patriot American Hospitality,
   Inc. ............................        40,500              243,000
Starwood Hotels & Resorts ..........        17,200              390,225
                                                         --------------
                                                              1,492,260
                                                         --------------
OFFICE-23.8%
Arden Realty Group, Inc. ...........        26,200              607,512
Boston Properties, Inc. ............        13,400              408,700
Cornerstone Properties, Inc. .......        41,100              642,187
Crescent Real Estate Equities Co. ..        24,300              558,900
Equity Office Properties Trust .....        35,100              842,400
Mack-Cali Realty Corp. .............        10,900              336,538
SL Green Realty Corp. ..............        31,200              674,700
                                                         --------------
                                                              4,070,937
                                                         --------------
OFFICE - INDUSTRIAL MIX-14.1%
Brandywine Realty Trust ............        25,800              461,175
Duke Realty Investments, Inc. ......        14,500              337,125
Great Lakes REIT, Inc. .............        13,200              207,075
Highwoods Properties, Inc. .........        16,400              422,300
Reckson Associates Realty Corp. ....        22,100              490,344
Spieker Properties, Inc. ...........        14,200              491,675
                                                         --------------
                                                              2,409,694
                                                         --------------
REGIONAL MALLS-5.6%
Macerich Co. .......................        19,600              502,250
Mills Corp. ........................        22,700              451,163
                                                         --------------
                                                                953,413
                                                         --------------
SHOPPING CENTERS-11.1%
Burnham Pacific Properites, Inc. ...        28,000              337,750
New Plan Excel Realty Trust, Inc. ..        14,620              324,381
Pacific Retail Trust Co. (a) (b)....        19,000              202,920
Pan Pacific Retail Properties,
   Inc. ............................        33,900              675,881
Prime Retail, Inc. .................        36,000              353,250
                                                         --------------
                                                              1,894,182
                                                         --------------
STORAGE-3.5%
Public Storage, Inc. ...............        22,300              603,494
WAREHOUSE & INDUSTRIAL-5.9%
Cabot Industrial Trust .............        22,600              461,888
ProLogis Trust .....................        26,400              547,800
                                                         --------------
                                                              1,009,688
                                                         --------------
Total Common Stocks
   (cost $19,178,222)...............                         16,160,482
                                                         --------------
                                        Shares, or
                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
SHORT-TERM INVESTMENT-3.9%
TIME DEPOSIT-3.9%
State Street Cayman Islands
   4.50%, 1/04/99
   (amortized cost $658,000)........    $      658              658,000
                                                         --------------
TOTAL INVESTMENTS-98.5%
   (cost $19,836,222)...............                         16,818,482
Other assets less liabilities-1.5%..                            261,077
                                                         --------------
NET ASSETS-100%.....................                     $   17,079,559
                                                         ==============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

(b)   Illiquid security valued at fair market value (see Note A).

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
COMMON STOCKS-91.0%
TECHNOLOGY-88.6%
COMMUNICATIONS EQUIPMENT-6.0%
Motorola, Inc. .....................        34,000       $    2,076,125
Nokia Corp. (ADR) (a) ..............        34,000            4,094,875
Uniphase Corp. (b) .................        23,600            1,638,725
                                                         --------------
                                                              7,809,725
                                                         --------------
COMPUTER HARDWARE-10.1%
Apex PC Solutions, Inc. (b) ........        30,300              871,125
Compaq Computer Corp. ..............       141,600            5,938,350
Dell Computer Corp. (b) ............        86,800            6,355,388
                                                         --------------
                                                             13,164,863
                                                         --------------
COMPUTER PERIPHERALS-2.6%
Lexmark International Group,
   Inc. (b) ........................        33,700            3,386,850
                                                         --------------
COMPUTER SERVICES-12.1%
Ceridian Corp. (b) .................        29,000            2,024,563
Computer Sciences Corp. ............        48,200            3,105,887
Convergys Corp. (b) ................        13,300              297,588
DST Systems, Inc. (b) ..............        43,125            2,460,820
Fiserv, Inc. (b) ...................        46,000            2,364,687
Galileo International, Inc. ........        49,000            2,131,500
Gartner Group, Inc. Cl.A (b) .......        41,000              871,250
SunGard Data Systems, Inc. (b) .....        65,200            2,587,625
                                                         --------------
                                                             15,843,920
                                                         --------------
COMPUTER SOFTWARE-14.7%
Actuate Software Corp. (b) .........         1,200               23,775
BEA Systems, Inc. (b) ..............        20,000              245,625
HBO & Co. ..........................       167,000            4,796,031
I2 Technologies, Inc. (b) ..........         8,000              242,750
Interplay Entertainment Corp. (b) ..        33,000               58,266
Intuit, Inc. (b) ...................        61,700            4,473,250
J.D. Edwards & Co. (b) .............        14,300              406,209
Microsoft Corp. (b) ................        23,700            3,283,191
Network Associates, Inc. (b) .......        72,200            4,790,019
New Era of Networks, Inc. (b) ......        13,300              583,537
Rational Software Corp. (b) ........        11,500              304,750
                                                         --------------
                                                             19,207,403
                                                         --------------
NETWORKING SOFTWARE-15.3%
3Com Corp. (b) .....................        45,000       $    2,017,969
America Online, Inc. ...............        61,200            9,792,000
Cisco Systems, Inc. (b) ............        88,500            8,216,672
                                                         --------------
                                                             20,026,641
                                                         --------------
SEMI-CONDUCTOR CAPITAL EQUIPMENT-4.2%
Amkor Technology, Inc. (b) .........        69,100              749,303
Applied Materials, Inc. (b) ........        36,300            1,550,691
KLA-Tencor Corp. (b) ...............        36,900            1,601,690
Teradyne, Inc. (b) .................        36,600            1,550,925
                                                         --------------
                                                              5,452,609
                                                         --------------
SEMI-CONDUCTOR COMPONENTS-12.6%
Altera Corp. (b) ...................        64,300            3,910,244
Intel Corp. ........................        32,400            3,840,412
Micron Technology, Inc. (b) ........        26,800            1,355,075
PMC-Sierra, Inc. (b) ...............        31,100            1,960,272
Texas Instruments, Inc. ............        34,300            2,934,794
Xilinx, Inc. (b) ...................        36,400            2,369,413
                                                         --------------
                                                             16,370,210
                                                         --------------
MISCELLANEOUS-11.0%
Ingram Micro, Inc. Cl.A (b) ........        61,600            2,148,300
Sanmina Corp. (b) ..................        80,850            5,043,019
Solectron Corp. (b) ................        62,300            5,790,006
Tech Data Corp. (b) ................        35,500            1,426,656
                                                         --------------
                                                             14,407,981
                                                         --------------
                                                            115,670,202
                                                         --------------
UTILITY-1.7%
TELEPHONE UTILITY-1.7%
MCI WorldCom, Inc. (b) .............        31,400            2,253,931
                                                         --------------
CONSUMER SERVICES-0.7%
ADVERTISING-0.5%
DoubleClick, Inc. (b) ..............        15,400              684,337
                                                         --------------
MISCELLANEOUS-0.2%
Equifax, Inc. ......................         8,000              273,500
                                                         --------------
                                                                957,837
                                                         --------------
Total Common Stocks
   (cost $68,206,319)...............                        118,881,970
                                                         --------------

TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
SHORT-TERM INVESTMENTS-9.1%
COMMERCIAL PAPER-9.1%
American Express Credit Corp.
   5.00%, 1/05/99 ..................    $    2,300       $    2,298,722
   5.70%, 1/04/99 ..................         1,600            1,599,240
Ford Motor Credit Corp.
   5.41%, 1/06/99 ..................         4,500            4,496,619
General Electric Capital Corp.
   5.68%, 1/12/99 ..................         3,500            3,493,926
                                                         --------------
Total Short-Term Investments
   (amortized cost $11,888,507).....                         11,888,507
                                                         --------------

                                                          U.S. $ Value
-----------------------------------------------------------------------
TOTAL INVESTMENTS-100.1%
   (cost $80,094,826)...............                     $  130,770,477
Other assets less liabilities-(0.1%)                           (168,815)
                                                         --------------
NET ASSETS-100%.....................                     $  130,601,662
                                                         ==============

--------------------------------------------------------------------------------
(a)   Country of origin--Finland.

(b)   Non-income producing security.

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
COMMON & PREFERRED STOCKS-90.0%
UNITED STATES INVESTMENTS-82.9%
UTILITIES-60.1%
ELECTRIC & GAS UTILITIES-28.3%
AGL Resources, Inc. ................         6,100       $      140,681
American Electric Power, Inc. ......        16,900              795,356
CINergy Corp. ......................        22,100              759,688
CMS Energy Corp. ...................        18,400              891,250
Consolidated Edison, Inc. ..........        30,500            1,612,687
DPL, Inc. ..........................        21,000              454,125
FPL Group, Inc. ....................        10,200              628,575
GPU, Inc. ..........................        30,000            1,325,625
Illinova Corp. .....................        28,000              700,000
KeySpan Energy Corp. (a) ...........         4,600              142,600
MCN Corp. ..........................         4,600               87,688
New Jersey Resources Corp. .........         4,400              173,800
NIPSCO Industries, Inc. ............        48,200            1,467,087
Northwest Natural Gas Co. ..........         5,250              135,844
People's Energy Corp. ..............         3,600              143,550
Questar Corp. ......................         7,000              135,625
Sempra Energy ......................         6,165              156,437
                                                         --------------
                                                              9,750,618
                                                         --------------
TELEPHONE UTILITIES-31.8%
Ameritech Corp. ....................        27,200            1,723,800
AT&T Corp. .........................        25,384            1,910,146
Bell Atlantic Corp. ................        12,800              678,400
BellSouth Corp. ....................        38,200            1,905,225
Frontier Corp. .....................        21,000              714,000
GTE Corp. ..........................        20,500            1,332,500
MCI WorldCom, Inc. (a) .............        24,000            1,722,750
Telephone and Data Systems, Inc. ...         6,000              269,625
US West Communications Group .......        10,800              697,950
                                                         --------------
                                                             10,954,396
                                                         --------------
                                                             20,705,014
                                                         --------------
CONSUMER SERVICES-14.4%
BROADCASTING & CABLE-10.0%
Comcast Corp. Cl.A .................        18,000            1,056,937
MediaOne Group, Inc. ...............        21,400            1,423,100
Omnipoint Corp.
   7.00% cv. pfd. (a) (b) ..........        11,000              258,500
TCI Communications, Inc.
   Series A
   $2.125 cv. pfd. .................         6,200              700,600
                                                         --------------
                                                              3,439,137
                                                         --------------
ENTERTAINMENT & LEISURE-4.4%
Cablevision Systems Corp.
   Series I
   8.50% cv. pfd. ..................        20,000            1,507,500
                                                         --------------
                                                              4,946,637
                                                         --------------
ENERGY-6.3%
DOMESTIC PRODUCERS-2.4%
The Williams Cos., Inc.
   3.50% pfd. ......................         4,700              687,962
Washington Gas Light Co. ...........         5,600              151,900
                                                         --------------
                                                                839,862
                                                         --------------
PIPELINES-1.5%
Enron Corp. ........................         5,800              330,962
Piedmont Natural Gas Co., Inc. .....         5,100              184,238
                                                         --------------
                                                                515,200
                                                         --------------
MISCELLANEOUS-2.4%
AES Corp. (a) ......................        17,200              814,850
                                                         --------------
                                                              2,169,912
                                                         --------------
TECHNOLOGY-1.1%
COMMUNICATION EQUIPMENT-1.1%
NTL, Inc. (a) ......................         4,172              235,327
PairGain Technologies, Inc. (a) ....        17,000              131,219
                                                         --------------
                                                                366,546
                                                         --------------
MULTI-INDUSTRY COMPANIES-1.0%
Southwest Gas Corp. ................         7,000              188,125
Wicor, Inc. ........................         7,000              152,688
                                                         --------------
                                                                340,813
                                                         --------------
Total United States Investments
   (cost $20,018,500)...............                         28,528,922
                                                         --------------
FOREIGN INVESTMENTS-7.1%
ARGENTINA-1.8%
Telecom Argentina, SA ..............        11,500              316,250
Telefonica De Argentina ............        11,500              321,281
                                                         --------------
                                                                637,531
                                                         --------------
BRAZIL-0.3%
Companhia Energetica de
   Minas Gerais (ADR) ..............         1,958               37,274
Companhia Paranaense de
   Energia-Copel pfd. (ADR) ........         4,700               33,487
Companhia Riograndense de
   Telecom pfd. ....................       129,000               46,442
                                                         --------------
                                                                117,203
                                                         --------------
FINLAND-1.7%
Nokia Corp. (ADR) ..................         5,000              602,188
                                                         --------------

UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
MEXICO-1.8%
Telefonos de Mexico, SA
   Series L (ADR) ..................        12,400       $      603,725
                                                         --------------
PERU-0.2%
Telefonica del Peru, SA Cl.B .......        62,000               77,966
                                                         --------------
PHILIPPINES-0.5%
Philippine Long Distance
   Telephone Co. Series III
   3.50% cv. pfd. (ADR) ............         6,000              155,625
                                                         --------------
SOUTH KOREA-0.8%
Korea Electric Power Corp. .........         4,020               99,581
SK Telecom Co., Ltd. (ADR) .........        15,701              159,957
                                                         --------------
                                                                259,538
                                                         --------------
Total Foreign Investments
   (cost $2,137,527)................                          2,453,776
                                                         --------------
Total Common & Preferred
   Stocks
   (cost $22,156,027)...............                         30,982,698
                                                         --------------

                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
SHORT-TERM INVESTMENTS-11.3%
COMMERCIAL PAPER-11.3%
American Express Co.
   3.00%, 1/05/99 ..................    $    2,000       $    1,999,333
Ford Motor Credit Corp.
   4.70%, 1/06/99 ..................         1,900            1,898,760
                                                         --------------
Total Short-Term Investments
   (amortized cost $3,898,093)......                          3,898,093
                                                         --------------
TOTAL INVESTMENTS-101.3%
   (cost $26,054,120)...............                         34,880,791
Other assets less liabilities-(1.3%)                           (444,554)
                                                         --------------
NET ASSETS-100%.....................                     $   34,436,237
                                                         ==============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1998, the aggregate market value of this security amounted to $258,500 or 0.8% of net assets.

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
COMMON STOCKS & OTHER
INVESTMENTS-94.3%
ARGENTINA-0.6%
Nortel Inversora, SA
   Series B pfd. (ADR) .............        17,300       $      278,962
                                                         --------------
AUSTRALIA-1.5%
Amrad Corporation, Ltd. (a) ........       157,100              130,925
CSL, Ltd. ..........................        63,400              543,634
                                                         --------------
                                                                674,559
                                                         --------------
AUSTRIA-3.8%
Austria Tabakwerke AG ..............        10,483              803,805
Bank Austria AG ....................        17,510              890,397
Premier Telesports Ltd. (a) (c).....         6,600               59,811
                                                         --------------
                                                              1,754,013
                                                         --------------
BOTSWANA-0.3%
Sechaba Breweries, Ltd. ............       138,400              160,016
                                                         --------------
BRAZIL-4.8%
Bardella Industrias Mecanicas,
   SA pfd. .........................         1,650               65,546
Celese Centrais Eletrais de
   Santa Catarina, SA
   Cl.B pfd. .......................       455,001              203,344
   GDR (b)..........................           750               33,521
Companhia Paranaense de
   Energia-Copel (ADR) .............        40,000              285,000
Companhia Paulista de Forca e
   Luz, pfd ........................         1,591                   95
Companhia Riograndense de
   Telecom Cl.A pfd. ...............       454,282              163,546
Companhia Vale do
   Rio Doce PNB (receipts) .........         2,360                    0
Embratel Participacoes, SA
   (ADR) (a) .......................         8,000              111,500
Espirito Santo Centrais
   Electricas, SA...................           324               21,449
Gerdau, SA pfd. ....................    24,114,144              179,614
Globo Cabo SA ADR (a) ..............        22,600               52,262
Iven, SA pfd. (a) (c) ..............       681,300              135,324
Metalurgica Gerdau, SA (c) .........       419,660                5,644
   pfd.  ...........................    14,360,043              237,690
Telecomunicacoes Brasileiras,
   SA (ADR) ........................         6,000              436,125
Telecomunicacoes do
   Parana, SA pfd. .................       129,000               22,953
Telesp Participacoes,
   SA (ADR) ........................        12,000              265,500
                                                         --------------
                                                              2,219,113
                                                         --------------
CZECH REPUBLIC-1.2%
Ceske Radiokomunikace AS (a) .......        13,461              434,266
Komercni Banka AS (GDR) (a).........        11,700               47,385
Tabak AS ...........................           330               92,246
                                                         --------------
                                                                573,897
                                                         --------------
DENMARK-0.6%
Kobenhavns Lufthane AS .............         2,300              285,499
EGYPT-0.9%
Egypt Mobile Phone (a) .............        19,400               57,005
   non-tradable receipts (a) .......        32,333              196,748
Egyptian Financial & Industrial ....         1,900               31,425
Housing Development Bank ...........         3,500               78,006
Madinet NASR City for
   Housing & Development ...........         2,370               71,545
                                                         --------------
                                                                434,729
                                                         --------------
FINLAND-2.3%
Fortum OYJ Corp. (a) ...............        89,839              546,187
Merita OYJ, Plc Series A ...........        84,200              531,720
                                                         --------------
                                                              1,077,907
                                                         --------------
FRANCE-10.5%
CNP Assurances (a) .................        19,650              596,775
Sanofi, SA .........................         8,260            1,359,184
SEITA ..............................        13,780              862,636
SGS-Thomson
   Microelectronics NV (a) .........        10,680              840,494
Societe Generale ...................         2,601              421,017
Societe National Elf
   Aquitaine .......................         6,720              776,448
                                                         --------------
                                                              4,856,554
                                                         --------------
GERMANY-3.9%
Viag AG ............................         1,457              854,128
Volkswagen AG ......................        11,960              954,446
                                                         --------------
                                                              1,808,574
                                                         --------------
GREECE-1.0%
Commercial Bank of Greece ..........         2,400              236,158
Heracles General Cement, SA.........         7,900              214,521
                                                         --------------
                                                                450,679
                                                         --------------
HONG KONG-0.7%
Ng Fung Hong Ltd....................       342,000              306,792
                                                         --------------
HUNGARY-1.2%
MO1 Magyar Olaj-es Gazipari ........        14,100              386,521
OTP Bank (GDR) .....................         3,930              193,159
                                                         --------------
                                                                579,680
                                                         --------------
INDIA-0.4%
Mahanagar Telephone Nigam,
   Ltd. (GDR) ......................         5,600               67,200
Videsh Sanchar Nigam, Ltd.
   (GDR) (b)........................        11,900              142,800
                                                         --------------
                                                                210,000
                                                         --------------
INDONESIA-0.4%
PT Tambang Timah (GDR) .............        25,500              167,025
                                                         --------------
ISRAEL-0.5%
Bank Hapoalim, Ltd. ................       135,000              244,187
                                                         --------------

WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
ITALY-5.0%
Banca Nazionale del Lavoro (a) .....       217,000       $      648,985
ENI SpA ............................        79,000              516,012
Instituto Nazionale delle
   Assicurazioni ...................       137,500              362,991
Istituto Bancario San Paolo di
   Torini ..........................           104                1,837
Telecom Italia Mobile di Risp
   SpA .............................        90,000              423,478
Telecom Italia SpA .................        45,000              283,045
Unione Immobiliare SpA (a) .........       137,500               71,683
                                                         --------------
                                                              2,308,031
                                                         --------------
JAPAN-10.5%
Daiwa Securities Co., Ltd. .........       193,000              658,983
East Japan Railway Co. .............            82              457,691
Japan Tobacco, Inc. ................           134            1,339,407
Nippon Telegraph &
   Telephone, Corp. ................           106              817,621
Nomura Securities Co., Ltd. ........        62,000              540,203
NTT Mobile Communications
   Network, Inc. (a) ...............            19              781,513
West Japan Railway .................            58              256,524
                                                         --------------
                                                              4,851,942
                                                         --------------
JORDAN-0.1%
Arab Potash Co. ....................        10,900               42,865
                                                         --------------
LUXEMBOURG-0.4%
Societe Europeenne des
   Satellites (a) ..................         1,300              199,306
                                                         --------------
MALAYSIA-0.3%
Telekom Malaysia Berhad (c).........        78,600              144,751
                                                         --------------
MALTA-0.2%
Maltacom Plc (GDR) (a) .............         7,000               91,000
                                                         --------------
MEXICO-3.7%
Grupo Financiero Banamex
   Cl.B (a) ........................        95,700              125,578
Grupo Financiero Bancrecer,
   SA de CV Cl.B (a) (c) ...........        75,000                2,271
Grupo Financiero Banorte,
   SA de CV Cl.B (a) ...............       567,200              486,646
Grupo Financiero GBM
   Atlantico Cl.L (ADR) (a) (c).....         8,400                8,400
Grupo Profesional Planeacion y
   Proyectos, SA Cl.B (a) (c) ......         4,800                1,284
Telefonos de Mexico, SA
   Cl.L (ADR) ......................        17,200              837,425
Tubos de Acero de Mexico,
   SA (ADR) ........................        36,000              231,750
                                                         --------------
                                                              1,693,354
                                                         --------------
NETHERLANDS-8.4%
Akzo Nobel NV ......................        30,000            1,365,306
Equant NV ADR(a) ...................        12,000              813,750
ING Groep NV .......................        19,309            1,176,814
KLM Royal Dutch Airlines NV .......         16,875              510,193
                                                         --------------
                                                              3,866,063
                                                         --------------
NEW ZEALAND-0.7%
Auckland International
   Airport, Ltd. (a) ...............       236,000              329,089
                                                         --------------
NORWAY-0.6%
Christiana Bank OG
   Kreditkasse .....................        47,500              165,032
Den Norske Bank ....................        39,500              136,718
                                                         --------------
                                                                301,750
                                                         --------------
PAKISTAN-0.1%
Hub Power Co., Ltd.
   (GDR) (a) .......................         5,000               28,750
                                                         --------------
PEOPLES REPUBLIC OF CHINA-0.9%
Beijing Datang Power
   Generation Co., Ltd. Cl. H.......       500,000              150,047
Yanzhou Coal Mining
   Co., Ltd. Cl. H .................       542,000               90,944
Zhejiang Southeast Electric
   Power Co., Ltd. (GDR) (b)........        19,600              197,960
                                                         --------------
                                                                438,951
                                                         --------------
PERU-0.7%
Cementos Norte Pacasmayo,
   SA Cl.C .........................       139,796              141,700
Explosivios, SA Cl. C (c) ..........       104,636               89,489
Ferreyros, SA ......................       102,022               92,101
                                                         --------------
                                                                323,290
                                                         --------------
PHILIPPINES-1.4%
First Philippines Holdings Corp.
   Series B ........................       214,540              115,819
International Container
   Terminal Services, Inc. (a) .....       448,500               37,471
Manila Electric Co. Series B .......        99,300              319,087
Philippine Long Distance
   Telephone Co. ...................         7,440              191,260
                                                         --------------
                                                                663,637
                                                         --------------
POLAND-0.6%
Kredyt Bank PBI, SA
   (GDR) (a) (b) ...................         8,000              129,800
Orbis, SA (a) ......................        17,886              140,642
                                                         --------------
                                                                270,442
                                                         --------------
PORTUGAL-0.8%
Electricidade de Portugal, SA ......        17,000              374,457
                                                         --------------
RUSSIA-0.7%
Gazprom (ADR) (b)...................         8,000               67,200
JSC Rosneftegazstroy (ADR) (a) .....         6,842               12,111
Lukoil Holdings (ADR) ..............         6,770              109,674

                                          Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
Primamedic, Ltd. (a) (c)............       129,000       $       70,437
Sberbank of Russia .................         2,245               28,062
Sun Brewing, Ltd.
   (GDR) (a) (b)....................        10,400               25,409
   (GDR) (a) .......................         1,900                4,655
                                                         --------------
                                                                317,548
                                                         --------------
SINGAPORE-0.9%
Development Bank of Singapore ......        44,000              397,093
                                                         --------------
SOUTH AFRICA-0.6%
Iscor, Ltd. ........................     1,440,071              256,706
                                                         --------------
SOUTH KOREA-4.4%
Korea Electric Power Corp. .........        11,000              272,485
Pohang Iron & Steel Co., Ltd. ......         8,180              525,593
   (ADR) ...........................        17,800              300,375
SK Telecom Co., Ltd. ...............           656              487,728
   (ADR) ...........................        42,127              429,169
                                                         --------------
                                                              2,015,350
                                                         --------------
SPAIN-5.4%
Aldeasa, SA ........................        22,550              885,371
Argentaria, SA .....................        24,000              620,602
Repsol, SA .........................         7,050              375,517
Tabacalera, SA Cl.A ................        24,300              612,117
                                                         --------------
                                                              2,493,607
                                                         --------------
SWEDEN-1.0%
Diligentia AB ......................        11,300               79,276
ForeningsSparbanken AB, Cl.A .......        15,800              408,379
                                                         --------------
                                                                487,655
                                                         --------------
SWITZERLAND-1.8%
Sairgroup ..........................         1,000              248,235
Swisscom AG (a) ....................         1,400              586,008
                                                         --------------
                                                                834,243
                                                         --------------
THAILAND-0.4%
PTT Exploration & Production
   Public Co., Ltd. (a).............        24,500              172,545
                                                         --------------
TURKEY-1.0%
Eregli Demir Ve Celik
   Fabrikalari TAS (a) .............       564,000               23,242
Petkim Petrokimya
   Holding AS ......................       150,500               67,984
Tupras Turkiye Petrol
   Rafinerileri AS .................     3,932,500              174,523
Turkiye Is Bankasi Series C ........     3,930,000              102,156
Usas Ucak Servisi AS ...............        67,800               96,716
                                                         --------------
                                                                464,621
                                                         --------------
UNITED KINGDOM-9.0%
Anglian Water Plc ..................        22,059              306,294
Birkby Plc .........................        74,200              228,061
British Energy Plc .................        65,000              745,140
Energis Plc (a).....................        25,600              569,929
Mersey Docks & Harbour Co. .........        40,600              323,775
National Grid Group Plc ............        61,200              488,054
National Power Plc .................        83,876              723,237
PowerGen Plc .......................        19,724              258,880
Stagecoach Holdings Plc ............       127,700              511,309
                                                         --------------
                                                              4,154,679
                                                         --------------
VENEZUELA-0.1%
Mercantil Servicios Financieros
   (ADR) ...........................         5,000               31,887
                                                         --------------
Total Common Stocks &
   Other Investments
   (cost $41,676,293)...............                         43,635,798
                                                         --------------

                                        shares or
                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
SHORT-TERM INVESTMENT-5.0%
TIME DEPOSIT-5.0%
State Street Cayman Islands
   4.50%, 1/04/99
   (amortized cost $2,315,000)......    $    2,315            2,315,000
                                                         --------------
TOTAL INVESTMENTS-99.3%
   (cost $43,991,293)...............                         45,950,798
Other assets less liabilities-0.7%..                            317,051
                                                         --------------
NET ASSETS-100%.....................                     $   46,267,849
                                                         ==============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1998, the aggregate market value of these securities amounted to $596,690 or 1.3% of net assets.

(c)   Illiquid security valued at fair market value (see Note A).

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
AUSTRIA-3.3%
GOVERNMENT OBLIGATION-3.3%
Republic of Austria
   4.50%, 9/28/05 (a) ..........   JPY      110,000      $    1,141,353
                                                         --------------
FRANCE-9.8%
GOVERNMENT OBLIGATIONS-9.8%
Government of France
   5.25%, 4/25/08...............   FRF        4,500             887,364
Government of France
   Treasury Bill
   4.00%, 7/12/00...............   XEU        2,100           2,493,488
                                                         --------------
                                                              3,380,852
                                                         --------------
GERMANY-11.4%
GOVERNMENT OBLIGATION-11.4%
Government of Germany
   6.00%, 2/16/06...............   DEM        5,800           3,955,178
                                                         --------------
ITALY-4.2%
GOVERNMENT OBLIGATION-4.2%
   Republic of Italy
   6.25%, 5/15/02...............   ITL    2,200,000           1,448,172
                                                         --------------
JAPAN-7.0%
DEBT OBLIGATIONS-7.0%
Asian Development Bank
   5.00%, 2/05/03...............   JPY       80,000             808,846
European Investment Bank
   3.00%, 9/20/06 (a)...........            130,000           1,231,004
Export Import Bank
   2.875%, 7/28/05..............             40,000             374,347
                                                         --------------
                                                              2,414,197
                                                         --------------
NETHERLANDS-7.4%
GOVERNMENT OBLIGATION-7.4%
Dutch Government
   5.25%, 7/15/08...............   NLG        4,400           2,578,592
                                                         --------------
SPAIN-7.1%
GOVERNMENT OBLIGATION-7.1%
Government of Spain
   5.25%, 1/31/03...............   ESP      325,000           2,454,880
                                                         --------------
SWEDEN-4.5%
DEBT OBLIGATION-4.5%
Kingdom of Sweden
   8.00%, 8/15/07...............   SEK       10,000           1,573,085
                                                         --------------
UNITED KINGDOM-3.7%
DEBT OBLIGATION-0.5%
International Bank for
   Reconstruction & Development
   7.125%, 7/30/07..............   GBP          100             188,902
                                                         --------------
GOVERNMENT OBLIGATIONS-3.2%
U.K. Treasury Gilts
   8.50%, 7/16/07 (a)...........                520           1,108,423
                                                         --------------
                                                              1,297,325
                                                         --------------
UNITED STATES-33.4%
GOVERNMENT/AGENCY
   OBLIGATIONS-33.4%
Federal National
   Mortgage Association
   2.125%, 10/09/07.............   JPY      170,000           1,519,549
U.S. Treasury Notes
   6.125%, 8/15/07..............   US$        3,000           3,276,570
   6.875%, 5/15/06..............              3,600           4,070,232
   7.25%, 8/15/04...............              2,400           2,698,128
                                                         --------------
                                                             11,564,479
                                                         --------------
TOTAL INVESTMENTS-91.8%
   (cost $29,414,126)...........                             31,808,113
Other assets less liabilities-8.2%                            2,843,821
                                                         --------------
NET ASSETS-100%.................                         $   34,651,934
                                                         ==============

--------------------------------------------------------------------------------
(a) Securities, or portion thereof, with an aggregate market value of $3,480,780 have been segregated to collateralize forward exchange currency contracts.

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-76.9%
NON-COLLATERALIZED BRADY BONDS-28.1%
BRAZIL-10.9%
Republic of Brazil C-Bonds
   8.00%, 4/15/14 (a) ..............    $    1,460       $      868,848
Republic of Brazil FRN
   6.1875%, 4/15/12 ................           520              260,000
                                                         --------------
                                                              1,128,848
                                                         --------------
BULGARIA-4.4%
Republic of Bulgaria FLIRB
   2.50%, 7/28/12 (b)...............           800              455,040
                                                         --------------
ECUADOR-0.2%
Republic of Ecuador PDI
   3.25%, 2/28/15 ..................            57               22,775
                                                         --------------
PANAMA-3.7%
Republic of Panama PDI FRN
   6.6875%, 7/17/16 (c).............           527              390,224
                                                         --------------
PERU-4.4%
Republic of Peru FLIRB
   3.25%, 3/07/17 (b)(d) ...........           250              141,250
Republic of Peru PDI
   4.00%, 3/07/17 ..................           500              313,750
                                                         --------------
                                                                455,000
                                                         --------------
POLAND-4.5%
Republic of Poland
   5.00%, 10/27/14 .................           500              465,650
                                                         --------------
Total Non-Collateralized
   Brady Bonds
   (cost $3,401,709)................                          2,917,537
                                                         --------------
OTHER SOVEREIGN DEBT-35.7%
ARGENTINA-15.8%
Province of Tucuman
   9.45%, 8/01/04 (d) ..............           657              542,141
Republic of Argentina
   9.75%, 9/19/27 ..................           500              445,650
Republic of Argentina
   11.00%, 12/04/05 ................           400              399,000
Republic of Argentina,
   warrants, expiring
   12/03/99, (e) ...................           400                1,740
Republic of Argentina Global
   Bond
   11.375%, 1/30/17 ................           250              248,625
                                                         --------------
                                                              1,637,156
                                                         --------------
BRAZIL-2.6%
Republic of Brazil
   9.375%, 4/07/08 .................           400              274,000
                                                         --------------
COLOMBIA-5.8%
Republic of Colombia
   7.27%, 6/16/03 ..................           600              513,000
Republic of Colombia
   8.625%, 4/01/08 .................           100               85,000
                                                         --------------
                                                                598,000
                                                         --------------
JAMAICA-1.6%
Government of Jamaica
   10.875%, 6/10/05 (d).............           200              164,000
                                                         --------------
MEXICO-3.1%
United Mexican States
   11.50%, 5/15/26 .................           300              321,000
                                                         --------------
RUSSIA-1.9%
Russian IAN FRN
   5.9688%, 12/15/15 ...............         1,292              135,625
Russian Principal Loans FRN
   5.9688%, 12/15/20 (f) ...........         1,350               62,437
                                                         --------------
                                                                198,062
                                                         --------------
SOUTH KOREA-4.9%
Republic of Korea
   8.875%, 4/15/08 .................           500              513,750
                                                         --------------
Total Other Sovereign Debt
   (cost $4,949,130)................                          3,705,968
                                                         --------------

                                        Shares or
                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
COLLATERALIZED BRADY BONDS-13.1%
ARGENTINA-3.2%
Republic of Argentina
   Euro Par Bonds FRN
   5.75%, 3/31/23 ..................           460              329,498
                                                         --------------
BULGARIA-2.0%
Republic of Bulgaria
   6.6875%, 7/28/24 ................           300              210,000
                                                         --------------
ECUADOR-4.6%
Republic of Ecuador
   Discount Bonds FRN
   6.625%, 2/28/25 .................           930              474,300
                                                         --------------
VENEZUELA-3.3%
Republic of Venezuela
   6.75%, 3/31/20 ..................           500              347,500
                                                         --------------
Total Collateralized Brady Bonds
   (cost $1,304,435)................                          1,361,298
                                                         --------------
Total Sovereign Debt Obligations
   (cost $9,655,274)................                          7,984,803
                                                         --------------
CORPORATE DEBT OBLIGATIONS-19.2%
BANKING-4.7%
Banco Nacional De Desenvolvimiento
   Economico FRN
   15.22%, 6/16/08 (d)..............           600              486,000
                                                         --------------

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
INDUSTRIAL-3.9%
Petroleos Mexicanos
   9.25%, 3/30/18 ..................    $      500       $      405,000
                                                         --------------
TELEPHONE-0.5%
Interamericas Communications
   14.00%, 10/27/07 (d)(g)..........           100               52,500
                                                         --------------
TRANSPORTATION-1.3%
Navigator Gas Transport Plc
   10.50%, 6/30/07 (d)..............           150              132,750
                                                         --------------
YANKEE BONDS-8.8%
Cantv Finance Ltd.
   9.25%, 2/01/04 ..................           500              345,625
Consorcio Ecuatoriano
   14.00%, 5/01/02 .................           400              206,000
Innova S de R.L.
   12.875%, 4/01/07 ................           500              348,750
Transportacion Maritima
   Mexicana SA
   9.25%, 5/15/03 ..................            12               10,200
                                                         --------------
                                                                910,575
                                                         --------------
Total Corporate Debt
   Obligations
   (cost $2,589,758)................                          1,986,825
                                                         --------------
TOTAL INVESTMENTS-96.1%
   (cost $12,245,032)...............                          9,971,628
Other assets less liabilities-3.9%..                            408,280
                                                         --------------
NET ASSETS-100%.....................                     $   10,379,908
                                                         ==============

--------------------------------------------------------------------------------
(a)   Coupon consists of 5% cash payment and 3% paid in kind.

(b) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1998.

(c)   Coupon consists of 4% cash payment and 2.6875% paid in kind.

(d) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1998 the aggregate market value of these securities amounted to $1,518,641 or 14.6% of net assets.

(e)   Non-income producing security.

(f) Coupon consists of 2.9844% cash payment and 2.9844% paid in kind of Russian IANs.

(g)   Security trades with warrants expiring in October 2007.

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

HIGH-YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

                                        Shares or
                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-84.3%
AEROSPACE & DEFENSE-3.0%
Transdigm, Inc.
   10.375%, 12/01/08 (a)............    $      500       $      505,000
                                                         --------------
AIRLINES-1.5%
Canadian Airlines Corp.
   10.00%, 5/01/05..................           300              262,500
                                                         --------------
AUTOMOTIVE-1.8%
Advanced Accessory Systems LLC
   9.75%, 10/01/07 .................           300              300,000
                                                         --------------
BROADCASTING/MEDIA-3.5%
Goss Graphic Systems, Inc.
   12.00%, 10/15/06.................           500              277,500
Jones International Networks, Ltd.
   11.75%, 7/01/05 (a)..............           400              322,000
                                                         --------------
                                                                599,500
                                                         --------------
BUILDINGS/REAL ESTATE-2.0%
Reliant Building Products, Inc.
   10.875%, 5/01/04.................           400              346,000
                                                         --------------
CABLE-1.0%
Radio Unica Corp.
   11.75%, 8/01/06 (a)..............           300              163,500
                                                         --------------
CHEMICALS-8.0%
Aqua Chemical, Inc.
   11.25%, 7/01/08 (a)..............           300              289,500
Brunner Mond Group Plc
   11.00%, 7/15/08 (a)..............           400              370,000
Climachem, Inc.
   Series B
   10.75%, 12/01/07.................           300              303,000
Phillipp Brothers Chemicals, Inc.
   9.875%, 6/01/08 (a)..............           400              394,000
                                                         --------------
                                                              1,356,500
                                                         --------------
COMMUNICATIONS-17.8%
American Mobile Satellite Corp.,
   warrants, expiring 4/01/08 (b) ..           300                1,164
Dobson Wireline Co.
   12.25%, 6/15/08 .................           300              279,000
Esat Telecom Group Plc
   11.875%, 12/01/08 (a)............           500              502,500
ICO Global Communications
   Holding, LTD
   15.00%, 8/01/05 (c)..............           400              300,000
Iridium Capital Corp. LLC
   14.00%, 7/15/05 .................           550              525,250
Long Distance International, Inc.
   12.25%, 4/15/08 (a)..............           500              417,500
Long Distance International, Inc.
   warrants, expiring 4/13/08 (b) ..           500                1,250
RSL Communications Plc
   10.50%, 11/15/08 (a) ............           500              488,750
Versatel Telecom BV
   13.25%, 5/15/08 (a) .............           500              495,000
                                                         --------------
                                                              3,010,414
                                                         --------------
ENERGY-3.7%
Northern Offshore ASA
   10.00%, 5/15/05 (a)..............           300              157,500
Queens Sand Resources, Inc.
   12.50%, 7/01/08 .................           400              290,000
Transamerican Energy Corp.
   Series B
   11.50%, 6/15/02..................           560              182,000
                                                         --------------
                                                                629,500
                                                         --------------
ENTERTAINMENT-6.8%
Harrahs Operating, Inc.
   7.875%, 12/15/05.................           500              506,208
HMV Media Group Plc
   10.25%, 5/15/08 (a)..............           300              289,500
TVN Entertainment Corp.
   14.00%, 8/01/08 (d)..............           400              352,000
                                                         --------------
                                                              1,147,708
                                                         --------------
FINANCIAL-2.6%
Metris Companies, Inc.
   10.00%, 11/01/04.................           450              447,750
                                                         --------------
FOOD/BEVERAGES-1.5%
Favorite Brands International, Inc.
   10.75%, 5/15/06 (a)..............           300              247,500
                                                         --------------
HOUSEHOLD FURNISHINGS-5.1%
Home Interiors & Gifts, Inc.
   10.125%, 6/01/08 (a).............           500              497,500
Imperial Home Decor Group, Inc.
   11.00%, 3/15/08 .................           400              358,000
                                                         --------------
                                                                855,500
                                                         --------------
INDUSTRIAL-14.5%
AMSC Acquisition, Inc.
   Series B
   12.25%, 4/01/08..................           300              187,500
Amtrol, Inc.
   10.625%, 12/31/06................           300              294,000
Anchor Lamina, Inc.
   9.875%, 2/01/08..................            75               67,875
Dialog Corporation Plc
   11.00%, 11/15/07.................           500              500,000
Elgar Holdings, Inc.
   9.875%, 2/01/08 .................            50               44,750
Generac Portable Products LLC
   11.25%, 7/01/06 (a)..............           300              300,000

HIGH-YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                        Shares or
                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
Geologistics Corp.
   9.75%, 10/15/07..................    $      500       $      402,500
P&L Coal Holdings Corp.
   9.625%, 5/15/08 (a)..............           300              304,500
Stellex Industries, Inc.
   Series B
   9.50%, 11/01/07..................           400              347,000
                                                         --------------
                                                              2,448,125
                                                         --------------
MEDIA-3.0%
Regional Independent Media Group
   10.50%, 7/01/08 (a)..............           500              507,500
                                                         --------------
PAPER / PACKAGING-2.4%
Riverwood International Corp.
   10.625%, 8/01/07.................           400              398,000
                                                         --------------
SERVICES-1.2%
ATC Group Services, Inc.
   12.00%, 1/15/08..................            40                7,200
United States Office Products, Co.
   9.75%, 6/15/08 (a) ..............           300              189,000
                                                         --------------
                                                                196,200
                                                         --------------
TECHNOLOGY-3.1%
Concentric Network Corp.
   12.75%, 12/15/07.................            25               25,625
Concentric Network Corp.
   warrants, expiring 12/15/07 (b)..            25                3,723
Telex Communications, Inc.
   10.50%, 5/01/07..................            25               22,125
Viasystems, Inc.
   9.75%, 6/01/07...................           500              470,000
                                                         --------------
                                                                521,473
                                                         --------------
TRANSPORTATION-1.8%
American Commercial Lines LLC
   10.25%, 6/30/08 (a)..............           300              306,000
                                                         --------------
Total Corporate Debt Obligations
   (cost $15,794,430)...............                         14,248,670
                                                         --------------
PREFERRED STOCK-0.0%
COMMUNICATIONS-0.0%
Nextel Communications, Inc.
   Preferred Exch Series E,
   11.125%, 2/15/10 (e)
   (cost $1,373)....................             2                1,800
                                                         --------------
SHORT-TERM INVESTMENT-13.3%
TIME DEPOSIT-13.3%
State Street Cayman Islands
   4.50%, 1/04/99
   (amortized cost $2,247,000)......    $    2,247            2,247,000
                                                         --------------
TOTAL INVESTMENTS-97.6%
   (cost $18,042,803)...............                         16,497,470
Other assets less liabilities-2.4%..                            412,765
                                                         --------------
NET ASSETS-100%.....................                     $   16,910,235
                                                         ==============

--------------------------------------------------------------------------------
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1998, the aggregate market value of these securities amounted to $6,746,750 or 39.9% of net assets.

(b)   Non-income producing security.

(c)   Security trades with warrants expiring August 1, 2005.

(d)   Security trades with warrants expiring August 1, 2008.

(e)   PIK (paid-in-kind) preferred quarterly stock payments.

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
ARGENTINA-19.9%
GOVERNMENT OBLIGATIONS-19.9%
Republic of Argentina
   Supplier-Bocon Pro I FRN
   3.0106%, 4/01/07.................ARS      9,502       $    6,165,017
Pensioner-Bocon Pre III FRN
   3.0106%, 9/01/02.................            58               46,827
Pensioner-Bocon Pre I FRN ..........
   3.0106%, 4/01/01.................           195              178,898
                                                         --------------
Total Argentinian Securities
   (cost $6,573,174)................                          6,390,742
                                                         --------------
CANADA-6.8%
GOVERNMENT/AGENCY OBLIGATIONS-6.8%
Government of Canada
   6.50%, 6/01/04...................CA$        850              600,422
Province of British Columbia
   8.00%, 9/08/23...................           400              339,941
Province of Manitoba
   7.75%, 12/22/25..................           450              379,784
Province of Ontario
   8.25%, 12/01/05..................           275              212,659
Province of Quebec
   7.75%, 3/30/06...................           325              243,458
Province of Saskatchewan
   9.60%, 2/04/22...................           400              394,374
                                                         --------------
Total Canadian Securities
   (cost $1,966,462)................                          2,170,638
                                                         --------------
MEXICO-24.0%
GOVERNMENT/AGENCY OBLIGATIONS-24.0%
Mexican Treasury Bills (a)
   20.18%, 5/06/99..................MXP      7,341              667,394
   20.72%, 3/11/99..................         6,567              624,415
   27.66%, 6/03/99..................        65,798            5,852,907
   30.75%, 8/05/99..................         6,620              561,587
                                                         --------------
Total Mexican Securities
   (cost $8,373,692)................                          7,706,303
                                                         --------------
UNITED STATES-48.4%
FEDERAL AGENCY/ OBLIGATIONS-1.4%
Federal Home Loan Bank
   7.26%, 9/06/01...................US$        200              210,906
Federal Home Loan Mortgage Corp.
   6.13%, 8/19/99...................           150              151,008
Government National
   Mortgage Association
   9.00%, 9/15/24...................            75               80,582
                                                         --------------
                                                                442,496
                                                         --------------
U.S. TREASURY SECURITIES-45.5%
U.S. Treasury Notes
   5.625%, 5/15/08..................         6,800            7,255,804
   6.25%, 10/31/01..................         1,300            1,354,431
   6.50%, 4/30/99...................            85               85,505
   7.00%, 7/15/06...................         2,400            2,732,616
   7.125%, 9/30/99..................           320              325,699
   7.25%, 8/15/04...................         2,500            2,810,550
                                                         --------------
                                                             14,564,605
                                                         --------------
TIME DEPOSIT-1.5%
State Street Cayman Islands
   4.50%, 1/04/99...................           490              490,000
                                                         --------------
Total United States Securities
   (cost $14,867,804)...............                         15,497,101
                                                         --------------
TOTAL INVESTMENTS-99.1%
   (cost $31,781,132)...............                         31,764,784
Other assets less liabilities-0.9%..                            293,778
                                                         --------------
NET ASSETS-100%.....................                     $   32,058,562
                                                         ==============

--------------------------------------------------------------------------------
(a)   Interest rate represents annualized yield to maturity at purchase date.

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

SHORT-TERM MULTI-MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
DENMARK-5.3%
GOVERNMENT OBLIGATION-5.3%
Kingdom of Denmark
   9.00%, 11/15/00
   (cost $320,411)..................DKK      2,000       $      342,881
                                                         --------------
FRANCE-4.4%
GOVERNMENT OBLIGATION-4.4%
Government of France
   7.75%, 4/12/00
   (cost $268,244)..................FRF      1,500              283,581
                                                         --------------
GERMANY-22.1%
DEBT OBLIGATIONS-12.4%
Bayerische Landesbank
   5.25%, 1/29/99 (a)...............US$        300              299,700
Bremer Landesbank
   Kreditanstalt Oldenburg
   6.375%, 12/29/99 (a).............           500              505,500
                                                         --------------
                                                                805,200
                                                         --------------
GOVERNMENT OBLIGATION-9.7%
Government of Germany
   5.75%, 8/22/00 (a) ..............DEM      1,000              624,325
                                                         --------------
Total German Securities
   (cost $1,390,154)................                          1,429,525
                                                         --------------
ITALY-9.6%
GOVERNMENT OBLIGATION-9.6%
   Republic of Italy
   6.00%, 2/15/00
   (cost $585,937) (a)..............ITL  1,000,000              622,940
                                                         --------------
NEW ZEALAND-6.4%
DEBT OBLIGATION-3.3%
International Bank for
   Reconstruction & Development
   7.00%, 9/18/00 (a)...............NZ$        400              214,587
                                                         --------------
GOVERNMENT OBLIGATION-3.1%
Government of New Zealand
   6.50%, 2/15/00 (a)...............           380              202,957
Total New Zealand Securities
   (cost $513,960)..................                            417,544
                                                         --------------
NORWAY-4.1%
GOVERNMENT OBLIGATION-4.1%
Kingdom of Norway
   9.00%, 1/31/99 (a)
   (cost $325,389)..................NOK      2,000              263,236
                                                         --------------
SWEDEN-6.2%
GOVERNMENT OBLIGATION-6.2%
Kingdom of Sweden
   10.25%, 5/05/00 (a)
   (cost $436,278)..................SEK      3,000              400,625
                                                         --------------
UNITED STATES-39.8%
DEBT OBLIGATIONS-18.1%
Bank Nederlandse Gemeenten NV
   5.875%, 4/19/99 (a)..............US$        300              300,300
Federal National Mortgage
   Association
   7.00%, 9/26/00 (a)...............NZ$        500              268,891
Rabobank Nederland
   6.25%, 12/31/99 (a)..............US$        300              303,000
Suedwest Deutsche Landesbank
   5.75%, 12/20/99 (a)..............           300              301,200
                                                         --------------
                                                              1,173,391
                                                         --------------
TIME DEPOSIT-21.7%
State Street Cayman Islands
   4.50%, 1/04/99...................         1,402            1,402,000
                                                         --------------
Total United States Securities
   (cost $2,563,456)................                          2,575,391
                                                         --------------
TOTAL INVESTMENTS-97.9%
   (cost $6,403,829)................                          6,335,723
Other assets less liabilities-2.1%                              133,101
                                                         --------------
NET ASSETS-100%.....................                     $    6,468,824
                                                         ==============

--------------------------------------------------------------------------------
(a) Securities, or portion thereof, with an aggregate market value of $4,307,261 have been segregated to collateralize forward exchange currency contracts.

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
U.S. GOVERNMENT/AGENCY
   OBLIGATIONS-78.4%
FEDERAL AGENCIES-40.5%
Federal Home Loan Bank
   5.67%, 1/14/00...................    $    5,000       $    5,037,500
   7.50%, 4/01/28...................           678              696,724
Federal National Mortgage
   Association
   5.25%, 1/15/03...................         1,500            1,510,305
   6.00%, 9/01/13...................         1,579            1,583,239
   6.50%, 5/01/13...................           751              761,273
   6.50%, 10/01/28..................           843              848,917
   6.50%, 12/01/28..................           804              809,274
   7.00%, 2/01/12...................         2,211            2,257,983
   7.00%, 4/01/26...................           356              362,979
   7.00%, 5/01/28...................           450              458,899
   8.00%, 12/01/99..................         1,100            1,139,182
Government National Mortgage
   Association
   6.50%, 3/15/28...................           566              572,117
   6.50%, 7/15/28...................         1,162            1,174,017
   7.00%, 7/15/23...................            61               62,372
   7.00%, 7/15/27...................           883              903,741
   7.00%, 2/15/28...................           749              765,925
   7.00%, 3/15/28...................         1,000            1,023,298
   7.00%, 12/15/28..................         2,613            2,673,413
Student Loan Marketing
   Association
   6.05%, 9/14/00...................         1,000            1,017,030
                                                         --------------
                                                             23,658,188
                                                         --------------
U.S. TREASURY SECURITIES-37.9%
U.S. Treasury Bonds
   5.25%, 11/15/28..................         2,300            2,354,625
   6.125%, 11/15/27.................         2,050            2,294,709
U.S. Treasury Notes
   4.25%, 11/15/03..................         1,250            1,233,988
   5.625%, 5/15/08..................         2,950            3,147,739
   5.75%, 8/15/03...................         2,700            2,819,394
   6.50%, 8/31/01...................         4,125            4,313,842
   6.50%, 5/31/02...................         3,125            3,299,312
   6.875%, 5/15/06..................         2,350            2,656,957
                                                         --------------
                                                             22,120,566
                                                         --------------
Total U.S. Government/Agency
   Obligations
   (cost $45,659,978)...............                         45,778,754
                                                         --------------

                                        Shares or
                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-19.5%
FINANCE-10.9%
Associates Corp. North America
   5.75%, 11/01/03..................    $    1,350       $    1,362,109
Chase Credit Card Master Trust
   6.00%, 8/15/05...................         1,250            1,279,219
Chase Manhattan Corp.
   6.75%, 8/15/08...................           500              535,431
Citicorp
   6.375%, 11/15/08.................         1,400            1,455,016
Goldman Sachs Group LP
   7.25%, 10/01/05 (a)..............           500              527,923
Household Finance Corp.
   5.875%, 11/01/02.................         1,150            1,158,535
Wachovia Corp.
   6.375%, 4/15/03..................            75               77,511
                                                         --------------
                                                              6,395,744
                                                         --------------
INDUSTRIAL-7.7%
Comcast Cable Corp.
   8.375%, 5/01/07..................         1,000            1,159,203
Motorola, Inc.
   6.50%, 11/15/28..................         1,300            1,324,176
Time Warner, Inc.
   6.625%, 5/15/29..................           500              509,881
   9.125%, 1/15/13..................         1,170            1,484,661
                                                         --------------
                                                              4,477,921
                                                         --------------
YANKEE BOND-0.9%
St. George Bank, Ltd.
   7.15%, 10/15/05 (a)..............           500              519,585
                                                         --------------
Total Corporate Debt Obligations
   (cost $11,147,337)...............                         11,393,250
                                                         --------------
SHORT-TERM INVESTMENT-3.0%
TIME DEPOSIT-3.0%
State Street Cayman Islands
   4.50%, 1/04/99
   (cost $1,783,000)................         1,783            1,783,000
                                                         --------------
TOTAL INVESTMENTS-100.9%
   (cost $58,590,315)...............                         58,955,004
Other assets less liabilities-(0.9%)                           (537,302)
                                                         --------------
NET ASSETS-100%.....................                     $   58,417,702
                                                         ==============

--------------------------------------------------------------------------------
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1998, the aggregate market value of these securities amounted to $1,047,508 or 1.8% of net assets.

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
COMMERCIAL PAPER-85.9%
Associates Corp. of North America
   5.25%, 1/04/99...................    $    5,000       $    4,997,812
Bell Atlantic Financial Services
   5.23%, 1/04/99...................         5,000            4,997,821
Cargill Global Funding
   5.30%, 1/04/99...................         5,000            4,997,792
Coca Cola Co.
   5.15%, 1/29/99...................         4,000            3,983,978
Dow Chemical Co.
   5.20%, 1/04/99...................         5,000            4,997,833
Duke Energy Corp.
   5.25%, 1/04/99...................         5,000            4,997,812
Equilon Enterprise
   5.12%, 3/05/99...................         4,000            3,964,160
Ford Motor Credit Corp.
   5.22%, 2/16/99...................         5,000            4,966,650
General Motors Acceptance
   Corp.
   5.24%, 2/16/99...................         5,000            4,966,522
Georgia Power Co.
   5.25%, 1/29/99...................         4,000            3,983,667
Koch Industries
   5.20%, 1/04/99 (a)...............         5,000            4,997,833
Marsh & McClennan, Inc.
   5.25%, 1/04/99...................         5,000            4,997,812
Morgan Stanley Group, Inc.
   5.28%, 2/26/99...................         4,000            3,967,147
Pepsico, Inc.
   5.25%, 1/26/99...................         5,000            4,981,875
Procter & Gamble Co.
   5.20%, 1/27/99...................         5,000            4,981,222
Prudential Funding Corp.
   5.24%, 2/16/99...................         5,000            4,966,522
Sara Lee Corp.
   5.10%, 1/04/99...................         5,000            4,997,875
SBC Communications, Inc.
   5.10%, 1/04/99...................         5,000            4,997,875
Southern Co.
   5.35%, 1/29/99...................         4,000            3,983,356
Texaco, Inc.
   5.10%, 2/08/99...................         4,000            3,978,467
Wells Fargo Co.
   5.05%, 3/26/99...................         4,000            3,952,867
Xerox Credit Corp.
   5.10%, 1/04/99...................         5,000            4,997,875
                                                         --------------
Total Commercial Paper
   (amortized cost $102,654,773)....                        102,654,773
                                                         --------------
U.S. GOVERNMENT OBLIGATION-10.9%
Student Loan Marketing Assn.
   4.28%, 1/04/99
   (amortized cost $12,995,364).....        13,000           12,995,364
                                                         --------------
PROMISSORY NOTE-3.3%
Goldman Sachs Group LP FRN
   5.23%, 5/24/99
   (amortized cost $4,000,000)(a) ..         4,000            4,000,000
                                                         --------------
TOTAL INVESTMENTS-100.1%
   (cost $119,650,137)..............                        119,650,137
Other assets less liabilities-(0.1%)                            (76,433)
                                                         --------------
NET ASSETS-100%.....................                     $  119,573,704
                                                         ==============

--------------------------------------------------------------------------------
(a) Security issued in reliance on Section (4) 2 or Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutional buyers. At December 31, 1998, the aggregate market value of this security amounted to $8,997,833 or 7.5% of net assets.

      Glossary of Terms:

      ADR   - American Depositary Receipt
      ADS   - American Depositary Share
      FLIRB - Front Loaded Interest Reduction Bond
      FRN   - Floating Rate Note
      GDR   - Global Depositary Receipt
      GDS   - Global Depositary Share
      IAN   - Interest Arrears Note
      PDI   - Past Due Interest

      See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

                                               Conservative      Growth         Total        Growth and
                                                 Investors      Investors       Return         Income
                                                 Portfolio      Portfolio      Portfolio      Portfolio
                                               ------------   ------------   ------------   ------------
ASSETS
   Investments in securities, at value
     (cost $34,411,044, $17,954,605,
     $54,062,358 and $342,843,584,
     respectively) .........................   $ 37,150,605   $ 21,074,542   $ 59,604,524   $384,229,231
   Cash, at value (cost $21, $167,
     $358 and $0, respectively) ............             21            167            358             -0-
   Interest receivable .....................        249,962         37,305        247,820             -0-
   Dividends receivable ....................          9,881         11,800         43,700        416,067
   Deferred organization expenses ..........          1,638          1,638             -0-            -0-
   Receivable for capital stock sold .......             -0-            -0-         4,036      1,098,711
                                               ------------   ------------   ------------   ------------
   Total assets ............................     37,412,107     21,125,452     59,900,438    385,744,009
                                               ------------   ------------   ------------   ------------
LIABILITIES
   Due to custodian ........................             -0-            -0-            -0-       343,303
   Advisory fee payable ....................         23,472         12,807         27,389        191,393
   Payable for capital stock redeemed ......         19,160         59,687         65,833        630,047
   Payable for investment securities
     purchased .............................             -0-            -0-       281,113      2,850,388
   Accrued expenses ........................         28,803         24,486         62,353        114,537
                                               ------------   ------------   ------------   ------------
   Total liabilities .......................         71,435         96,980        436,688      4,129,668
                                               ------------   ------------   ------------   ------------
NET ASSETS .................................   $ 37,340,672   $ 21,028,472   $ 59,463,750   $381,614,341
                                               ============   ============   ============   ============
COMPOSITION OF NET ASSETS
   Capital stock, at par ...................   $      2,662   $      1,288   $      3,293   $     17,470
   Additional paid-in capital ..............     31,597,245     16,110,659     48,044,439    294,479,547
   Undistributed net investment income .....      1,293,963        310,178      1,221,413      3,281,944
   Accumulated net realized gain
     on investments and foreign
     currency transactions .................      1,706,973      1,486,119      4,652,436     42,449,681
   Net unrealized appreciation of
     investments and foreign
     currency denominated assets
     and liabilities .......................      2,739,829      3,120,228      5,542,169     41,385,699
                                               ------------   ------------   ------------   ------------
                                               $ 37,340,672   $ 21,028,472   $ 59,463,750   $381,614,341
                                               ============   ============   ============   ============
   Shares of capital stock outstanding .....      2,661,889      1,288,092      3,292,932     17,470,155
                                               ============   ============   ============   ============
   Net asset value per share ...............   $      14.03   $      16.33   $      18.06   $      21.84
                                               ============   ============   ============   ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                                                                    Premier
                                                   Growth        International       Growth            Quasar
                                                  Portfolio        Portfolio        Portfolio        Portfolio
                                               --------------   --------------   --------------   --------------
ASSETS
   Investments in securities, at value
     (cost $240,146,596, $57,383,692,
     $872,958,384 and $95,022,738,
     respectively) .........................   $  335,505,411   $   64,008,036   $1,254,665,789   $   93,319,413
   Cash, at value (cost $287,271
     $2,090,175, $69,026 and $0,
     respectively) .........................          287,271        2,103,440           69,026              -0-
   Receivable for investment
     securities sold .......................        1,416,365          170,597        1,060,277          455,566
   Dividends receivable ....................          158,060          129,953          546,490           84,784
   Interest receivable .....................           90,495              440              211              -0-
   Receivable for capital stock sold .......            9,860           36,139        2,024,484          185,526
   Deferred organization expenses ..........            1,402               -0-              -0-          13,551
                                               --------------   --------------   --------------   --------------
   Total assets ............................      337,468,864       66,448,605    1,258,366,277       94,058,840
                                               --------------   --------------   --------------   --------------
LIABILITIES
   Due to custodian ........................               -0-              -0-              -0-         194,080
   Payable for investment securities
     purchased .............................        7,828,133          735,843        8,975,125        1,799,074
   Payable for capital stock redeemed ......          622,040          580,039          783,767        1,112,322
   Advisory fee payable ....................          197,348           27,170          970,949           37,532
   Accrued expenses ........................          139,898           53,760          382,166           45,594
                                               --------------   --------------   --------------   --------------
   Total liabilities .......................        8,787,419        1,396,812       11,112,007        3,188,602
                                               --------------   --------------   --------------   --------------
NET ASSETS .................................   $  328,681,445   $   65,051,793   $1,247,254,270   $   90,870,238
                                               ==============   ==============   ==============   ==============
COMPOSITION OF NET ASSETS
   Capital stock, at par ...................   $       12,062   $        4,024   $       40,190   $        8,159
   Additional paid-in capital ..............      204,055,242       57,243,336      842,579,548       96,541,541
   Undistributed net investment income .....        1,157,118          367,008               -0-         261,320
   Accumulated net realized gain
     (loss) on investments and
     foreign currency transactions .........       28,097,704          800,835       22,927,127       (4,237,457)
   Net unrealized appreciation
     (depreciation) of investments
     and foreign currency
     denominated assets and liabilities ....       95,359,319        6,636,590      381,707,405       (1,703,325)
                                               --------------   --------------   --------------   --------------
                                               $  328,681,445   $   65,051,793   $1,247,254,270   $   90,870,238
                                               ==============   ==============   ==============   ==============
   Shares of capital stock outstanding .....       12,062,060        4,023,773       40,189,981        8,159,133
                                               ==============   ==============   ==============   ==============
   Net asset value per share ...............   $        27.25   $        16.17   $        31.03   $        11.14
                                               ==============   ==============   ==============   ==============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                          Alliance Variable Products Series Fund
================================================================================

                                                Real Estate                       Utility         Worldwide
                                                Investment       Technology        Income       Privatization
                                                 Portfolio        Portfolio       Portfolio       Portfolio
                                               -------------    -------------   -------------   -------------
ASSETS
   Investments in securities, at value
     (cost $19,836,222, $80,094,826,
     $26,054,120 and $43,991,293,
     respectively) .........................   $  16,818,482    $ 130,770,477   $  34,880,791   $  45,950,798
   Cash, at value (cost $45, $72,894
     $0 and $18,463, respectively) .........              45           72,894              -0-         18,488
   Dividends receivable ....................         185,267            6,172          51,921         136,915
   Receivable for capital stock sold .......          73,409           27,953           7,816           3,867
   Receivable for investment
     securities sold .......................          49,963           37,183              -0-        258,270
   Deferred organization expenses ..........          12,094            8,883           1,078           1,446
   Interest receivable .....................              82               -0-             -0-            290
   Receivable from Adviser .................              -0-              -0-             -0-         11,094
                                               -------------    -------------   -------------   -------------
   Total assets ............................      17,139,342      130,923,562      34,941,606      46,381,168
                                               -------------    -------------   -------------   -------------
LIABILITIES
   Due to custodian ........................              -0-              -0-        380,339              -0-
   Payable for investment securities
     purchased .............................          14,950               -0-             -0-             -0-
   Advisory fee payable ....................           6,421           70,763           3,306              -0-
   Payable for capital stock redeemed ......              12          216,562          97,496          25,292
   Accrued expenses ........................          38,400           34,575          24,228          88,027
                                               -------------    -------------   -------------   -------------
   Total liabilities .......................          59,783          321,900         505,369         113,319
                                               -------------    -------------   -------------   -------------
NET ASSETS .................................   $  17,079,559    $ 130,601,662   $  34,436,237   $  46,267,849
                                               =============    =============   =============   =============
COMPOSITION OF NET ASSETS
   Capital stock, at par ...................   $       1,747    $       6,813   $       1,822   $       3,124
   Additional paid-in capital ..............      19,595,175       79,784,461      24,006,815      41,547,872
   Undistributed net investment income .....         834,185              283         567,409         817,021
   Accumulated net realized gain
     (loss) on investments and
     foreign currency transactions .........        (333,808)         134,454       1,033,533       1,937,337
   Net unrealized appreciation
     (depreciation) of investments
     and foreign currency
     denominated assets and
     liabilities ...........................      (3,017,740)      50,675,651       8,826,658       1,962,495
                                               -------------    -------------   -------------   -------------
                                               $  17,079,559    $ 130,601,662   $  34,436,237   $  46,267,849
                                               =============    =============   =============   =============
   Shares of capital stock outstanding .....       1,747,219        6,812,686       1,822,407       3,123,512
                                               =============    =============   =============   =============
   Net asset value per share ...............   $        9.78    $       19.17   $       18.90   $       14.81
                                               =============    =============   =============   =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                                              Global Dollar                  North American
                                                Global Bond    Government      High-Yield   Government Income
                                                 Portfolio      Portfolio       Portfolio       Portfolio
                                               ------------   -------------   ------------  -----------------
ASSETS
   Investments in securities, at value
     (cost $29,414,126, $12,245,032,
     $18,042,803 and $31,781,132,
     respectively) .........................   $ 31,808,113   $  9,971,628    $ 16,497,470    $ 31,764,784
   Cash, at value (cost $1,807,026,
     $100,724, $849 and $491,
     respectively) .........................      1,824,415        100,724             849             491
   Interest receivable .....................        808,888        250,372         389,949         270,045
   Receivable for capital stock sold .......        245,333         57,059          38,408              -0-
   Unrealized appreciation of
     forward exchange currency
     contract ..............................          5,011             -0-             -0-             -0-
   Deferred organization expenses ..........             -0-        12,143              -0-          1,429
   Receivable from Adviser .................             -0-         4,604           2,137              -0-
   Receivable for investment
     securities sold .......................             -0-            -0-             -0-         81,972
                                               ------------   ------------    ------------    ------------
   Total assets ............................     34,691,760     10,396,530      16,928,813      32,118,721
                                               ------------   ------------    ------------    ------------
LIABILITIES
   Advisory fee payable ....................         16,091             -0-             -0-         17,665
   Payable for capital stock redeemed ......          3,042             49           1,858           8,088
   Accrued expenses ........................         20,693         16,573          16,720          34,406
                                               ------------   ------------    ------------    ------------
   Total liabilities .......................         39,826         16,622          18,578          60,159
                                               ------------   ------------    ------------    ------------
NET ASSETS .................................   $ 34,651,934   $ 10,379,908    $ 16,910,235    $ 32,058,562
                                               ============   ============    ============    ============
COMPOSITION OF NET ASSETS
   Capital stock, at par ...................   $      2,790   $      1,020    $      1,701    $      2,555
   Additional paid-in capital ..............     31,217,556     13,811,696      18,234,474      30,028,458
   Undistributed net investment income .....        867,842      1,297,076       1,080,197       1,754,004
   Accumulated net realized gain
     (loss) on investments and
     foreign currency transactions .........        127,585     (2,456,480)       (860,804)        289,641
   Net unrealized appreciation
     (depreciation) of investments
     and foreign currency
     denominated assets and liabilities ....      2,436,161     (2,273,404)     (1,545,333)        (16,096)
                                               ------------   ------------    ------------    ------------
                                               $ 34,651,934   $ 10,379,908    $ 16,910,235    $ 32,058,562
                                               ============   ============    ============    ============
   Shares of capital stock
     outstanding ...........................      2,789,991      1,020,040       1,701,275       2,555,474
                                               ============   ============    ============    ============
   Net asset value per share ...............   $      12.42   $      10.18    $       9.94    $      12.55
                                               ============   ============    ============    ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                          Alliance Variable Products Series Fund
================================================================================

                                                                Short Term        U.S. Government/
                                                               Multi Market     High Grade Securities     Money Market
                                                                Portfolio             Portfolio            Portfolio
                                                              -------------     ---------------------    -------------
ASSETS
   Investments in securities, at value
     (cost $6,403,829, $58,590,315 and
     $119,650,137, respectively) .....................        $   6,335,723         $  58,955,004        $ 119,650,137
   Cash, at value (cost $376, $277 and $174,118,
     respectively) ...................................                  376                   277              174,118
   Interest receivable ...............................              151,898               670,383               22,082
   Unrealized appreciation of forward exchange
     currency contracts ..............................                3,237                    -0-                  -0-
   Receivable from Adviser ...........................                1,866                    -0-                  -0-
   Receivable for capital stock sold .................                   -0-               40,264              316,637
                                                              -------------         -------------        -------------
   Total assets ......................................            6,493,100            59,665,928          120,162,974
                                                              -------------         -------------        -------------
LIABILITIES
   Payable for capital stock redeemed ................                6,120                57,929               62,088
   Payable for investment securities purchased .......                   -0-            1,142,728                   -0-
   Advisory fee payable ..............................                   -0-               29,395               48,547
   Dividend payable ..................................                   -0-                   -0-             437,430
   Accrued expenses ..................................               18,156                18,174               41,205
                                                              -------------         -------------        -------------
   Total liabilities .................................               24,276             1,248,226              589,270
                                                              -------------         -------------        -------------
NET ASSETS ...........................................        $   6,468,824         $  58,417,702        $ 119,573,704
                                                              =============         =============        =============
COMPOSITION OF NET ASSETS
   Capital stock, at par .............................        $         640         $       4,762        $     119,574
   Additional paid-in capital ........................            7,473,453            54,327,340          119,454,020
   Undistributed net investment income ...............              195,069             2,341,951                  573
   Accumulated net realized gain (loss) on investments
     and foreign currency transactions ...............           (1,135,696)            1,378,960                 (463)
   Net unrealized appreciation (depreciation) of
     investments and foreign currency denominated
     assets and liabilities ..........................              (64,642)              364,689                   -0-
                                                              -------------         -------------        -------------
                                                              $   6,468,824         $  58,417,702        $ 119,573,704
                                                              =============         =============        =============
   Shares of capital stock
     outstanding .....................................              640,255             4,761,599          119,573,924
                                                              =============         =============        =============
   Net asset value per share .........................        $       10.10         $       12.27        $        1.00
                                                              =============         =============        =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
Year Ended December 31, 1998              Alliance Variable Products Series Fund
================================================================================

                                               Conservative        Growth            Total         Growth and
                                                 Investors        Investors         Return           Income
                                                 Portfolio        Portfolio        Portfolio        Portfolio
                                               -------------    -------------    -------------    -------------
INVESTMENT INCOME
   Interest ................................   $   1,505,639    $     359,022    $   1,165,457    $     749,624
   Dividends (net of foreign taxes
     withheld of $9,307, $10,400,
     $168 and $2,437, respectively) ........         102,787          129,698          511,786        4,842,941
                                               -------------    -------------    -------------    -------------
   Total investment income .................       1,608,426          488,720        1,677,243        5,592,565
                                               -------------    -------------    -------------    -------------
EXPENSES
   Advisory fee ............................         262,690          138,363          319,045        1,937,421
   Custodian ...............................          76,945           98,491           75,290          109,753
   Administrative ..........................          60,000           60,000           60,000           60,000
   Printing ................................           8,067            5,672           13,548           94,183
   Audit and legal .........................           3,960            3,089           11,017           58,222
   Amortization of organization expenses ...           2,000            2,000               -0-              -0-
   Directors' fees .........................           1,631            1,356            1,857            1,864
   Transfer agency .........................             979              553            1,006              967
   Miscellaneous ...........................           2,061              202            2,208           10,844
                                               -------------    -------------    -------------    -------------
   Total expenses ..........................         418,333          309,726          483,971        2,273,254
   Less: expenses waived and reimbursed ....        (103,350)        (136,406)         (34,652)              -0-
                                               -------------    -------------    -------------    -------------
   Net expenses ............................         314,983          173,320          449,319        2,273,254
                                               -------------    -------------    -------------    -------------
   Net investment income ...................       1,293,443          315,400        1,227,924        3,319,311
                                               -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain on investment
     transactions ..........................       1,766,181        1,540,880        4,687,427       42,675,468
   Net realized loss on foreign
     currency transactions .................         (21,778)         (19,402)             (16)            (218)
   Net change in unrealized
     appreciation of investments ...........       1,546,276        2,043,786        2,033,087       13,019,376
   Net change in unrealized
     appreciation (depreciation) of
     foreign currency denominated
     assets and liabilities ................             798              397                3               41
                                               -------------    -------------    -------------    -------------
   Net gain on investments and
     foreign currency transactions .........       3,291,477        3,565,661        6,720,501       55,694,667
                                               -------------    -------------    -------------    -------------
NET INCREASE IN NET
ASSETS FROM OPERATIONS .....................   $   4,584,920    $   3,881,061    $   7,948,425    $  59,013,978
                                               =============    =============    =============    =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                          Alliance Variable Products Series Fund
================================================================================

                                                                                   Premier
                                                  Growth        International       Growth           Quasar
                                                 Portfolio        Portfolio        Portfolio        Portfolio
                                               -------------    -------------    -------------    -------------
INVESTMENT INCOME
   Dividends (net of foreign taxes
     withheld of $30,110, $106,600,
     $86,773 and $5,428, respectively) .....   $   2,894,344    $   1,184,485    $   6,037,149    $     477,000
   Interest ................................         663,585          128,213        1,971,398          649,227
                                               -------------    -------------    -------------    -------------
   Total investment income .................       3,557,929        1,312,698        8,008,547        1,126,227
                                               -------------    -------------    -------------    -------------
EXPENSES
   Advisory fee ............................       2,045,409          648,033        7,864,803          749,490
   Custodian ...............................         101,649          136,766          162,586          104,166
   Printing ................................          95,948           27,329          263,397           18,063
   Audit and legal .........................          67,390           10,621          226,972           29,270
   Administrative ..........................          60,000           60,000           60,000           60,000
   Amortization of organization
     expenses ..............................           2,000               -0-              -0-           5,216
   Directors' fees .........................           1,531            1,565            1,220            1,649
   Transfer agency .........................             993              891              866              955
   Miscellaneous ...........................           9,135            2,568           26,592            3,367
                                               -------------    -------------    -------------    -------------
   Total expenses ..........................       2,384,055          887,773        8,606,436          972,176
   Less: expenses waived and reimbursed ....              -0-        (272,142)        (270,762)        (260,160)
                                               -------------    -------------    -------------    -------------
   Net expenses ............................       2,384,055          615,631        8,335,674          712,016
                                               -------------    -------------    -------------    -------------
   Net investment income (loss) ............       1,173,874          697,067         (327,127)         414,211
                                               -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on
     investment transactions ...............      28,107,274        1,484,081       31,022,713       (3,461,226)
   Net realized gain (loss) on foreign
     currency transactions .................         (33,233)         727,885               -0-              -0-
   Net change in unrealized
     appreciation (depreciation) of
     investments ...........................      41,502,094        5,779,791      291,597,182       (1,930,679)
   Net change in unrealized
     appreciation (depreciation) of
     foreign currency denominated
     assets and liabilities ................             504         (684,282)              -0-              -0-
                                               -------------    -------------    -------------    -------------
   Net gain (loss) on investments ..........      69,576,639        7,307,475      322,619,895       (5,391,905)
                                               -------------    -------------    -------------    -------------
NET INCREASE (DECREASE)
IN NET ASSETS FROM OPERATIONS ..............   $  70,750,513    $   8,004,542    $ 322,292,768    $  (4,977,694)
                                               =============    =============    =============    =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
Year Ended December 31, 1998              Alliance Variable Products Series Fund
================================================================================

                                                Real Estate                         Utility         Worldwide
                                                 Investment      Technology          Income       Privatization
                                                 Portfolio        Portfolio        Portfolio        Portfolio
                                               -------------    -------------    -------------    -------------
INVESTMENT INCOME
   Dividends (net of foreign taxes
     withheld of $0, $7,016, $3,694
     and $130,041 respectively) ............   $     914,963    $      96,952    $     685,812    $   1,106,980
   Interest ................................          29,548          479,941          135,880          126,567
                                               -------------    -------------    -------------    -------------
   Total investment income .................         944,511          576,893          821,692        1,233,547
                                               -------------    -------------    -------------    -------------
EXPENSES
   Advisory fee ............................         143,425          891,127          195,827          459,020
   Custodian ...............................          63,390           71,206           70,876          227,915
   Administrative ..........................          60,000           60,000           60,000           60,000
   Printing ................................           4,508           25,057           11,574           18,619
   Amortization of organization
     expenses ..............................           3,997            4,296            3,059            2,000
   Audit and legal .........................           3,127           15,521            7,943           10,796
   Directors' fees .........................           1,555            2,446            1,225            1,591
   Transfer agency .........................             957              980              934            1,054
   Miscellaneous ...........................           1,748            3,059            1,725              871
                                               -------------    -------------    -------------    -------------
   Total expenses ..........................         282,707        1,073,692          353,163          781,866
   Less: expenses waived and
     reimbursed ............................        (131,314)        (227,121)        (105,144)        (345,796)
                                               -------------    -------------    -------------    -------------
   Net expenses ............................         151,393          846,571          248,019          436,070
                                               -------------    -------------    -------------    -------------
   Net investment income (loss) ............         793,118         (269,678)         573,673          797,477
                                               -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on
     investment transactions ...............        (314,101)       2,981,897        1,038,844        2,123,345
   Net realized gain on foreign
     currency transactions .................              -0-              -0-             106          111,722
   Net change in unrealized
     appreciation (depreciation) of
     investments ...........................      (4,050,201)      45,284,402        4,488,587        1,060,393
   Net change in unrealized
     appreciation (depreciation) of
     foreign currency denominated
     assets and liabilities ................              -0-              -0-             (12)           7,727
                                               -------------    -------------    -------------    -------------
   Net gain (loss) on investments
     and foreign currency transactions .....      (4,364,302)      48,266,299        5,527,525        3,303,187
                                               -------------    -------------    -------------    -------------
NET INCREASE (DECREASE)
IN NET ASSETS FROM OPERATIONS ..............   $  (3,571,184)   $  47,996,621    $   6,101,198    $   4,100,664
                                               =============    =============    =============    =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                          Alliance Variable Products Series Fund
================================================================================

                                                                      Global Dollar                          North American
                                                   Global Bond         Government          High-Yield       Government Income
                                                    Portfolio           Portfolio           Portfolio           Portfolio
                                                  -------------       -------------       -------------     -----------------
INVESTMENT INCOME
   Interest ................................      $   1,355,006       $   1,441,589       $   1,189,097       $   3,276,744
                                                  -------------       -------------       -------------       -------------
EXPENSES
   Advisory fee ............................            168,110             103,573              83,181             212,411
   Custodian ...............................             64,384              58,048              48,999              83,623
   Administrative ..........................             60,000              60,000              60,000              60,000
   Audit and legal .........................              7,171               3,499               3,947               8,168
   Printing ................................              6,300              10,086                 524               8,928
   Directors' fees .........................              1,599               1,653               1,318               1,661
   Transfer agency .........................                975                 974                 869                 977
   Amortization of organization
     expenses ..............................                 -0-              3,343                  -0-              4,315
   Miscellaneous ...........................              1,237                 336                 813                 893
                                                  -------------       -------------       -------------       -------------
   Total expenses ..........................            309,776             241,512             199,651             380,976
   Less: expenses waived and reimbursed ....            (63,587)           (110,320)            (94,288)            (99,140)
                                                  -------------       -------------       -------------       -------------
   Net expenses ............................            246,189             131,192             105,363             281,836
                                                  -------------       -------------       -------------       -------------
   Net investment income ...................          1,108,817           1,310,397           1,083,734           2,994,908
                                                  -------------       -------------       -------------       -------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on
     investment transactions ...............            162,255          (2,456,480)           (860,804)            303,782
   Net realized loss on foreign
     currency transactions .................           (127,198)                 -0-                 -0-         (1,199,153)
   Net change in unrealized
     appreciation (depreciation) of
     investments ...........................          2,506,383          (2,200,919)         (1,556,891)           (925,643)
   Net change in unrealized
     appreciation (depreciation) of
     foreign currency denominated
     assets and liabilities ................            (79,034)                 -0-                 -0-             (3,460)
                                                  -------------       -------------       -------------       -------------
   Net gain (loss) on investments
     and foreign currency transactions .....          2,462,406          (4,657,399)         (2,417,695)         (1,824,474)
                                                  -------------       -------------       -------------       -------------
NET INCREASE (DECREASE)
IN NET ASSETS FROM OPERATIONS ..............      $   3,571,223       $  (3,347,002)      $  (1,333,961)      $   1,170,434
                                                  =============       =============       =============       =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
Year Ended December 31, 1998              Alliance Variable Products Series Fund
================================================================================

                                                                   Short Term        U.S. Government/
                                                                  Multi Market    High Grade Securities    Money Market
                                                                    Portfolio           Portfolio           Portfolio
                                                                  -------------   ---------------------   -------------
INVESTMENT INCOME
   Interest ................................................      $     439,642       $   2,688,083       $   5,209,956
                                                                  -------------       -------------       -------------
EXPENSES
   Advisory fee ............................................             35,014             267,850             471,768
   Custodian ...............................................             69,108              57,296              80,211
   Administrative ..........................................             60,000              60,000              60,000
   Audit and legal .........................................              2,106               9,047               6,437
   Printing ................................................              1,924               9,410              15,797
   Directors' fees .........................................              1,672               1,936               2,015
   Transfer agency .........................................                978                 974               1,252
   Miscellaneous ...........................................                477               1,230               4,341
                                                                  -------------       -------------       -------------
   Total expenses ..........................................            171,279             407,743             641,821
   Less: expenses waived and reimbursed ....................           (111,291)            (60,000)                 -0-
                                                                  -------------       -------------       -------------
   Net expenses ............................................             59,988             347,743             641,821
                                                                  -------------       -------------       -------------
   Net investment income ...................................            379,654           2,340,340           4,568,135
                                                                  -------------       -------------       -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
   Net realized gain (loss) on investment transactions .....             (4,148)          1,403,874                 178
   Net realized (loss) on foreign currency transactions ....            (44,832)                147                  -0-
   Net change in unrealized appreciation (depreciation)
     of investments ........................................            212,809            (296,956)                 -0-
   Net change in unrealized depreciation of foreign
     currency denominated assets and liabilities ...........           (153,486)                 -0-                 -0-
                                                                  -------------       -------------       -------------
   Net gain on investments and foreign currency
     transactions ..........................................             10,343           1,107,065                 178
                                                                  -------------       -------------       -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .................      $     389,997       $   3,447,405       $   4,568,313
                                                                  =============       =============       =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES
IN NET ASSETS                             Alliance Variable Products Series Fund
================================================================================

                                             Conservative Investors Portfolio   Growth Investors Portfolio
                                             --------------------------------  ----------------------------
                                                Year Ended       Year Ended      Year Ended      Year Ended
                                               December 31,     December 31,    December 31,    December 31,
                                                   1998            1997            1998            1997
                                             ---------------  ---------------  ------------    ------------
INCREASE IN NET ASSETS FROM OPERATIONS
   Net investment income ...................   $  1,293,443    $    983,136    $    315,400    $    226,698
   Net realized gain on investments
     and foreign currency transactions .....      1,744,403       1,295,033       1,521,478       1,347,406
   Net change in unrealized
     appreciation of investments
     and foreign currency
     denominated assets and
     liabilities ...........................      1,547,074         469,660       2,044,183         334,892
                                               ------------    ------------    ------------    ------------
   Net increase in net assets from
     operations ............................      4,584,920       2,747,829       3,881,061       1,908,996
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income ...................       (983,527)       (608,412)       (214,940)       (180,480)
   Net realized gain on investments ........     (1,277,811)             -0-     (1,371,580)       (200,739)
CAPITAL STOCK TRANSACTIONS
   Net increase ............................      4,820,709       6,327,771       2,134,021       4,362,797
                                               ------------    ------------    ------------    ------------
   Total increase ..........................      7,144,291       8,467,188       4,428,562       5,890,574
NET ASSETS
   Beginning of year .......................     30,196,381      21,729,193      16,599,910      10,709,336
                                               ------------    ------------    ------------    ------------
   End of year (including
     undistributed net investment
     income of $1,293,963,
     $973,022, $310,178 and
     $202,165, respectively) ...............   $ 37,340,672    $ 30,196,381    $ 21,028,472    $ 16,599,910
                                               ============    ============    ============    ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES
IN NET ASSETS                             Alliance Variable Products Series Fund
================================================================================

                                                    Total Return Portfolio            Growth and Income Portfolio
                                                -------------------------------     -------------------------------
                                                  Year Ended        Year Ended        Year Ended        Year Ended
                                                 December 31,      December 31,      December 31,      December 31,
                                                     1998              1997              1998              1997
                                                -------------     -------------     -------------     -------------
INCREASE IN NET ASSETS FROM OPERATIONS
   Net investment income ...................    $   1,227,924     $     822,012     $   3,319,311     $   2,195,334
   Net realized gain on investments
     and foreign currency transactions .....        4,687,411         3,789,362        42,675,250        27,935,671
   Net change in unrealized
     appreciation of investments
     and foreign currency
     denominated assets and
     liabilities ...........................        2,033,090         1,754,576        13,019,417        15,634,977
                                                -------------     -------------     -------------     -------------
   Net increase in net assets from
     operations ............................        7,948,425         6,365,950        59,013,978        45,765,982
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income ...................         (828,887)         (480,826)       (2,226,956)       (1,272,246)
   Net realized gain on investments ........       (3,824,313)       (1,019,434)      (28,160,219)       (9,150,387)
CAPITAL STOCK TRANSACTIONS
   Net increase ............................       13,248,556        12,178,929       102,785,943        88,128,841
                                                -------------     -------------     -------------     -------------
   Total increase ..........................       16,543,781        17,044,619       131,412,746       123,472,190
NET ASSETS
   Beginning of year .......................       42,919,969        25,875,350       250,201,595       126,729,405
                                                -------------     -------------     -------------     -------------
   End of year (including
     undistributed net investment
     income of $1,221,413, $822,392,
     $3,281,944 and $2,192,351,
     respectively) .........................    $  59,463,750     $  42,919,969     $ 381,614,341     $ 250,201,595
                                                =============     =============     =============     =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                          Alliance Variable Products Series Fund
================================================================================

                                                        Growth Portfolio                   International Portfolio
                                                ---------------------------------     ---------------------------------
                                                  Year Ended         Year Ended         Year Ended         Year Ended
                                                 December 31,       December 31,       December 31,       December 31,
                                                     1998               1997               1998               1997
                                                --------------     --------------     --------------     --------------
INCREASE IN NET ASSETS FROM OPERATIONS
   Net investment income ...................    $    1,173,874     $      687,639     $      697,067     $      478,040
   Net realized gain on investments
     and foreign currency transactions .....        28,074,041         15,669,717          2,211,966          1,303,323
   Net change in unrealized
     appreciation (depreciation) of
     investments and foreign
     currency denominated assets
     and liabilities .......................        41,502,598         33,639,619          5,095,509            116,846
                                                --------------     --------------     --------------     --------------
   Net increase in net assets
     from operations .......................        70,750,513         49,996,975          8,004,542          1,898,209
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income ...................          (667,879)          (265,892)        (1,367,666)          (523,610)
   Net realized gain on investments ........       (15,606,121)        (6,564,799)        (2,040,979)          (836,368)
CAPITAL STOCK TRANSACTIONS
   Net increase (decrease) .................        38,329,947         54,020,810           (254,502)        15,848,071
                                                --------------     --------------     --------------     --------------
   Total increase ..........................        92,806,460         97,187,094          4,341,395         16,386,302
NET ASSETS
   Beginning of year .......................       235,874,985        138,687,891         60,710,398         44,324,096
                                                --------------     --------------     --------------     --------------
   End of year (including
     undistributed net investment
     income of $1,157,118, $684,284,
     $367,008 and $242,000,
     respectively) .........................    $  328,681,445     $  235,874,985     $   65,051,793     $   60,710,398
                                                ==============     ==============     ==============     ==============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES
IN NET ASSETS (continued)                 Alliance Variable Products Series Fund
================================================================================

                                                     Premier Growth Portfolio                 Quasar Portfolio
                                                ---------------------------------     ---------------------------------
                                                  Year Ended         Year Ended         Year Ended         Year Ended
                                                 December 31,       December 31,       December 31,       December 31,
                                                     1998               1997               1998               1997
                                                --------------     --------------     --------------     --------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
   Net investment income (loss) ............    $     (327,127)    $      595,531     $      414,211     $       59,268
   Net realized gain (loss) on
     investments and foreign
     currency transactions .................        31,022,713         (6,667,622)        (3,461,226)         5,195,196
   Net change in unrealized
     appreciation (depreciation) of
     investments and foreign
     currency denominated assets
     and liabilities .......................       291,597,182         72,666,731         (1,930,679)            79,213
                                                --------------     --------------     --------------     --------------
   Net increase (decrease) in net
     assets from operations ................       322,292,768         66,594,640         (4,977,694)         5,333,677
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income ...................          (748,382)          (324,686)           (58,060)           (22,104)
   Net realized gain on investments ........                -0-                -0-        (6,038,262)                -0-
CAPITAL STOCK TRANSACTIONS
   Net increase ............................       453,383,779        309,621,843         42,667,086         45,123,778
                                                --------------     --------------     --------------     --------------
   Total increase ..........................       774,928,165        375,891,797         31,593,070         50,435,351
NET ASSETS
   Beginning of year .......................       472,326,105         96,434,308         59,277,168          8,841,817
                                                --------------     --------------     --------------     --------------
   End of year (including
     undistributed net investment
     income of $0, $594,942,
     $261,320 and $45,520,
     respectively) .........................    $1,247,254,270     $  472,326,105     $   90,870,238     $   59,277,168
                                                ==============     ==============     ==============     ==============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                          Alliance Variable Products Series Fund
================================================================================

                                              Real Estate Investment Portfolio       Technology Portfolio
                                              --------------------------------   -----------------------------
                                                 Year Ended      Period Ended     Year Ended       Year Ended
                                                December 31,     December 31,    December 31,     December 31,
                                                    1998            1997(a)          1998             1997
                                                ------------     ------------    ------------     ------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
   Net investment income (loss) ............    $    793,118     $    287,942    $   (269,678)    $     84,919
   Net realized gain (loss) on
     investments and foreign
     currency transactions .................        (314,101)          79,169       2,981,897       (2,186,460)
   Net change in unrealized
     appreciation (depreciation) of
     investments and foreign
     currency denominated assets
     and liabilities .......................      (4,050,201)       1,032,461      45,284,402        3,331,455
                                                ------------     ------------    ------------     ------------
   Net increase (decrease) in net
     assets from operations ................      (3,571,184)       1,399,572      47,996,621        1,229,914
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income ...................        (240,978)              -0-       (121,060)        (141,660)
   Net realized gain on investments ........        (104,773)              -0-             -0-              -0-
CAPITAL STOCK TRANSACTIONS
   Net increase ............................       7,302,437       12,294,485      13,486,268       40,068,148
                                                ------------     ------------    ------------     ------------
   Total increase ..........................       3,385,502       13,694,057      61,361,829       41,156,402
NET ASSETS
   Beginning of period .....................      13,694,057               -0-     69,239,833       28,083,431
                                                ------------     ------------    ------------     ------------
   End of year (including
     undistributed net investment
     income of $834,185,
     $287,942, $283 and $86,270,
     respectively) .........................    $ 17,079,559     $ 13,694,057    $130,601,662     $ 69,239,833
                                                ============     ============    ============     ============

--------------------------------------------------------------------------------
(a)   Commencement of operations, January 9, 1997.

      See Notes to Financial Statements.

STATEMENTS OF CHANGES
IN NET ASSETS (continued)                 Alliance Variable Products Series Fund
================================================================================

                                                       Utility Income Portfolio            Worldwide Privatization Portfolio
                                                   --------------------------------        ---------------------------------
                                                    Year Ended          Year Ended          Year Ended           Year Ended
                                                   December 31,        December 31,        December 31,         December 31,
                                                       1998                1997                1998                 1997
                                                   ------------        ------------        ------------         ------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
   Net investment income ...................       $    573,673        $    462,850        $    797,477         $    569,265
   Net realized gain on investments
     and foreign currency transactions .....          1,038,950             258,014           2,235,067            2,030,990
   Net change in unrealized
     appreciation (depreciation) of
     investments and foreign
     currency denominated assets
     and liabilities .......................          4,488,575           3,238,860           1,068,120             (439,024)
                                                   ------------        ------------        ------------         ------------
   Net increase in net assets from
     operations ............................          6,101,198           3,959,724           4,100,664            2,161,231
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income ...................           (467,584)           (289,532)           (602,038)            (348,486)
   Net realized gain on investments ........           (217,903)                 -0-         (2,230,552)            (421,270)
CAPITAL STOCK TRANSACTIONS
   Net increase ............................          8,673,520           1,820,021           3,181,810           21,619,677
                                                   ------------        ------------        ------------         ------------
   Total increase ..........................         14,089,231           5,490,213           4,449,884           23,011,152
NET ASSETS
   Beginning of year .......................         20,347,006          14,856,793          41,817,965           18,806,813
                                                   ------------        ------------        ------------         ------------
   End of year (including
     undistributed net investment
     income of $567,409, $461,439,
     $817,021 and $502,310,
     respectively) .........................       $ 34,436,237        $ 20,347,006        $ 46,267,849         $ 41,817,965
                                                   ============        ============        ============         ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                          Alliance Variable Products Series Fund
================================================================================

                                                         Global Bond Portfolio            Global Dollar Government Portfolio
                                                   --------------------------------       ----------------------------------
                                                    Year Ended          Year Ended          Year Ended           Year Ended
                                                   December 31,        December 31,        December 31,         December 31,
                                                       1998                1997                1998                 1997
                                                   ------------        ------------       -------------        -------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
   Net investment income ...................       $  1,108,817        $    934,603        $  1,310,397        $  1,020,022
   Net realized gain (loss) on
     investments and foreign
     currency transactions .................             35,057            (551,283)         (2,456,480)            739,413
   Net change in unrealized
     appreciation (depreciation) of
     investments and foreign
     currency denominated assets
     and liabilities .......................          2,427,349            (187,415)         (2,200,919)           (463,672)
                                                   ------------        ------------        ------------        ------------
   Net increase (decrease) in net
     assets from operations ................          3,571,223             195,905          (3,347,002)          1,295,763
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income ...................           (359,373)           (945,935)         (1,020,590)           (489,948)
   Net realized gain on investments ........           (126,325)           (219,946)           (745,193)           (742,125)
CAPITAL STOCK TRANSACTIONS
   Net increase ............................          9,372,064           5,047,231             114,249           6,467,348
                                                   ------------        ------------        ------------        ------------
   Total increase (decrease) ...............         12,457,589           4,077,255          (4,998,536)          6,531,038
NET ASSETS
   Beginning of year .......................         22,194,345          18,117,090          15,378,444           8,847,406
                                                   ------------        ------------        ------------        ------------
   End of year (including
     undistributed net investment
     income of $867,842, $229,154,
     $1,297,076 and $1,013,027,
     respectively) .........................       $ 34,651,934        $ 22,194,345        $ 10,379,908        $ 15,378,444
                                                   ============        ============        ============        ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES
IN NET ASSETS (continued)                 Alliance Variable Products Series Fund
================================================================================

                                                                                                  North American
                                                         High-Yield Portfolio               Government Income Portfolio
                                                   --------------------------------       --------------------------------
                                                    Year Ended         Period Ended        Year Ended          Year Ended
                                                   December 31,        December 31,       December 31,        December 31,
                                                       1998               1997(a)             1998                1997
                                                   ------------        ------------       ------------        ------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
   Net investment income ...................       $  1,083,734        $      7,694       $  2,994,908        $  2,088,881
   Net realized gain (loss) on
     investments and foreign
     currency transactions .................           (860,804)                244           (895,371)            292,939
   Net change in unrealized
     appreciation (depreciation) of
     investments and foreign
     currency denominated assets
     and liabilities .......................         (1,556,891)             11,558           (929,103)           (243,915)
                                                   ------------        ------------       ------------        ------------
   Net increase (decrease) in net
     assets from operations ................         (1,333,961)             19,496          1,170,434           2,137,905
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income ...................            (11,475)                 -0-        (2,126,978)         (1,103,754)
   Net realized gain on investments ........                 -0-                 -0-          (285,327)                 -0-
CAPITAL STOCK TRANSACTIONS
   Net increase ............................         17,114,316           1,121,859          2,793,932          12,776,700
                                                   ------------        ------------       ------------        ------------
   Total increase ..........................         15,768,880           1,141,355          1,552,061          13,810,851
NET ASSETS
   Beginning of period .....................          1,141,355                  -0-        30,506,501          16,695,650
                                                   ------------        ------------       ------------        ------------
   End of year (including
     undistributed net investment
     income of $1,080,197, $7,694,
     $1,754,004 and $2,082,356,
     respectively) .........................       $ 16,910,235        $  1,141,355       $ 32,058,562        $ 30,506,501
                                                   ============        ============       ============        ============

--------------------------------------------------------------------------------
(a)   Commencement of operations, October 27, 1997.

      See Notes to Financial Statements.

                                          Alliance Variable Products Series Fund
================================================================================

                                                                                                    U.S. Government/
                                                  Short Term Multi Market Portfolio         High Grade Securities Portfolio
                                                  ---------------------------------        --------------------------------
                                                    Year Ended          Year Ended          Year Ended          Year Ended
                                                   December 31,        December 31,        December 31,        December 31,
                                                       1998                1997                1998                1997
                                                  -------------        ------------        ------------        ------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
   Net investment income ...................       $    379,654        $    395,342        $  2,340,340        $  1,860,009
   Net realized gain (loss) on
     investments and foreign
     currency transactions .................            (48,980)            111,719           1,404,021             242,976
   Net change in unrealized
     appreciation (depreciation) of
     investments and foreign
     currency denominated assets
     and liabilities .......................             59,323            (181,535)           (296,956)            558,819
                                                   ------------        ------------        ------------        ------------
   Net increase in net assets from
     operations ............................            389,997             325,526           3,447,405           2,661,804
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income ...................           (630,815)           (412,899)         (1,873,534)         (1,409,036)
   Net realized gain on investments ........                 -0-                 -0-           (214,996)            (54,796)
CAPITAL STOCK TRANSACTIONS
   Net increase (decrease) .................            220,210            (535,499)         20,861,049           5,849,902
                                                   ------------        ------------        ------------        ------------
   Total increase (decrease) ...............            (20,608)           (622,872)         22,219,924           7,047,874
NET ASSETS
   Beginning of year .......................          6,489,432           7,112,304          36,197,778          29,149,904
                                                   ------------        ------------        ------------        ------------
   End of year (including
     undistributed net investment
     income of $195,069, $473,715,
     $2,341,951 and $1,860,125,
     respectively) .........................       $  6,468,824        $  6,489,432        $ 58,417,702        $ 36,197,778
                                                   ============        ============        ============        ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES
IN NET ASSETS (continued)                 Alliance Variable Products Series Fund
================================================================================

                                                                   Money Market Portfolio
                                                              --------------------------------
                                                               Year Ended          Year Ended
                                                              December 31,        December 31,
                                                                  1998                1997
                                                              ------------        ------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
   Net investment income ..............................       $  4,568,135        $  3,452,183
   Net realized gain (loss) on investments ............                178                (298)
                                                              ------------        ------------
   Net increase in net assets from operations .........          4,568,313           3,451,885
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income ..............................         (4,568,135)         (3,452,183)
CAPITAL STOCK TRANSACTIONS
   Net increase .......................................         51,989,705           2,814,828
                                                              ------------        ------------
   Total increase .....................................         51,989,883           2,814,530
NET ASSETS
   Beginning of year ..................................         67,583,821          64,769,291
                                                              ------------        ------------
   End of year (including
     undistributed net investment
     income of $573 and $1,046, respectively) .........       $119,573,704        $ 67,583,821
                                                              ============        ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

Alliance Variable Products Series Fund, Inc. (the "Fund"), was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund had no operations prior to November 28, 1990. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Fund currently issues shares of the Conservative Investors Portfolio, Growth Investors Portfolio, Total Return Portfolio, Growth and Income Portfolio, Growth Portfolio, International Portfolio, Premier Growth Portfolio, Quasar Portfolio, Real Estate Investment Portfolio, Technology Portfolio, Utility Income Portfolio, Worldwide Privatization Portfolio, Global Bond Portfolio, Global Dollar Government Portfolio, High-Yield Portfolio, North American Government Income Portfolio, Short-Term Multi-Market Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio (the "Portfolios"). The investment objectives of each Portfolio are as follows:

Conservative Investors Portfolio--seeks the highest total return without, in the view of the Fund's Adviser, undue risk to principal by investing in a diversified mix of publicly traded equity and fixed-income securities.

Growth Investors Portfolio--seeks the highest total return consistent with what the Fund's Adviser considers to be reasonable risk by investing in a diversified mix of publicly traded equity and fixed-income securities.

Total Return Portfolio--seeks to achieve a high return through a combination of current income and capital appreciation by investing in a diversified portfolio of common and preferred stocks, senior corporate debt securities, and U.S. government and agency obligations, bonds and senior debt securities.

Growth and Income Portfolio--seeks to balance the objectives of reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

Growth Portfolio--seeks long-term growth of capital by investing primarily in common stocks and other equity securities.

International Portfolio--seeks to obtain a total return on its assets from long-term growth of capital and from income principally through a broad portfolio of marketable securities of established non-United States companies (or United States companies having their principal activities and interests outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities.

Premier Growth Portfolio--seeks growth of capital rather than current income. In pursuing its investment objective, the Premier Growth Portfolio will employ aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. The Portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

Quasar Portfolio--seeks growth of capital by pursuing aggressive investment policies. The Portfolio invests principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

Real Estate Investment Portfolio--seeks total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Technology Portfolio--seeks growth of capital through investment in companies expected to benefit from advances in technology. The Portfolio invests principally in a diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

Utility Income Portfolio--seeks current income and capital appreciation by investing primarily in the equity and fixed-income securities of companies in the utilities industry. The Portfolio's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of utilities companies. The utilities industry consists of companies engaged in the manufacturing, production, generation, provision, transmission, sale and distribution of gas, electric energy, and communication equipment and services, and in the provision of other utility-related goods and services.

Worldwide Privatization Portfolio--seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Portfolio's investment portfolio will include equity securities of companies that are believed by the Fund's Adviser to be beneficiaries of the privatization process.

NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

Global Bond Portfolio--seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

Global Dollar Government Portfolio--seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated only in U.S. Dollars. As a secondary objective, the Portfolio seeks capital appreciation substantially all of the Portfolios' assets will be invested in high yield, high risk securities that are low-rated (i.e. below investment grade), or of comparable quality and unrated, and that are considered to be predominantly speculative as regards the issuer capacity to pay interest and repay principal.

High-Yield Portfolio--seeks the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed income securities. As a secondary objective this Portfolio seeks capital appreciation where consistent with its primary objective. Many of the high-yielding securities in which the High-Yield Portfolio invests are rated in the lower rating categories (i.e. below investment grade) by the nationally recognized rating service. These securities, which are often referred to as "junk bonds", are subject to greater risk of loss of principle and interest than higher rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

North American Government Income Portfolio--seeks the highest level of current income, consistent with what the Fund's Adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding the states of the United States), agencies, instrumentalities or authorities. The Portfolio seeks high current yields by investing in government securities denominated in local currency and U.S. Dollars. Normally, the Portfolio expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar.

Short-Term Multi-Market Portfolio--seeks the highest level of current income, consistent with what the Fund's Adviser considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years.

U.S. Government/High Grade Securities Portfolio--seeks a high level of current income consistent with preservation of capital by investing principally in a portfolio of U.S. government securities and other high grade debt securities.

Money Market Portfolio--seeks safety of principal, maintenance of liquidity and maximum current income by investing in a broadly diversified portfolio of money market securities.

The Fund offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at each Portfolio's net asset value per share.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

                                          Alliance Variable Products Series Fund
================================================================================

Securities in which the Money Market Portfolio invests are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a straight-line basis to maturity.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

The Portfolios isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign witholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Organization Expenses

Organization expenses of each Portfolio have been deferred and are being amortized on a straight-line basis as follows: Conservative Investors Portfolio $10,000 through October 1999; Growth Investors Portfolio $10,000 through October 1999; Growth Portfolio $10,000 through September 1999; Quasar Portfolio $26,098 through August 2001; Real Estate Investment Portfolio $20,000 through January 2002; Technology Portfolio $21,500 through January 2001; Utility Income Portfolio $15,299 through April 1999; Worldwide Privatization Portfolio $10,000 through September 1999; Global Dollar Government Portfolio $16,723 through April 1999; North American Government Income Portfolio $21,570 through April 1999.

4. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income and in the case of the Money Market Portfolio, amortizes premium as well. Investment gains and losses are determined on the identified cost basis.

6. Dividends and Distributions

Each Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually, except for dividends on the Money Market Portfolio, which are declared daily and paid monthly. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to book/tax differences, resulted in reclassification of amounts within the composition of net assets. These reclassifications had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, each Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee, based on average net assets at the following annual rates: Conservative Investors Portfolio, .75 of 1%; Growth Investors Portfolio, .75 of 1%; Total Return Portfolio, .625 of 1%; Growth and Income Portfolio, .625% of 1%; Growth Portfolio, .75 of 1%; International Portfolio, 1%; Premier Growth Portfolio, 1%; Quasar Portfolio, 1%; Real Estate Investment Portfolio, .90 of 1%; Technology Portfolio, 1%; Utility Income Portfolio, .75 of 1%; Worldwide Privatization Portfolio, 1%; Global Bond Portfolio, .65 of

NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

1%; Global Dollar Government Portfolio, .75 of 1%; High-Yield Portfolio, .75 of 1%; North American Government Income Portfolio, .65 of 1%; Short-Term Multi-Market Portfolio, .55 of 1%; U.S. Government/High Grade Securities Portfolio, .60 of 1%; and Money Market Portfolio, .50 of 1%. The fee is accrued daily and paid monthly. For the Global Bond Portfolio, the Adviser has retained, under a sub-advisory agreement, a sub-adviser, AIGAM International Limited, an affiliate of American International Group, Inc.

Pursuant to the advisory agreement, the Total Return, Growth & Income, Growth, Premier Growth and Money Market Portfolios paid $30,000, $60,000, $60,000, $30,000 and $60,000, respectively, to the Adviser representing the cost of certain legal and accounting services provided to the Funds by the Adviser for the year ended December 31, 1998.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the year ended December 31, 1998, the Fund paid a total of $18,000 which was allocated evenly among the Portfolios.

During the year ended December 31, 1998, the Adviser voluntarily agreed to waive its fee and to reimburse the additional operating expenses of each Portfolio, except for the Premier Growth Portfolio, so that expenses did not exceed .95% of average net assets. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 1998, such waivers/reimbursements amounted to $103,350, $136,406, $34,652, $272,142,
$270,762, $260,160, $131,314, $227,121, $105,144, $345,796, $63,587, $110,320,
$94,288, $99,140 and $60,000, for the Conservative Investors Portfolio, the Growth Investors Portfolio, the Total Return Portfolio, the International Portfolio, the Premier Growth Portfolio, the Quasar Portfolio, the Real Estate Investment Portfolio, the Technology Portfolio, the Utility Income Portfolio, the Worldwide Privatization Portfolio, the Global Bond Portfolio, the Global Dollar Government Portfolio, the High-Yield Portfolio, the North American Government Income Portfolio, the Short-Term Multi Market Portfolio and the U.S. Government/High Grade Securities Portfolio, respectively.

Brokerage commissions paid for the year ended December 31, 1998, on investment transactions amounted to $28,738, $33,108, $58,946, $569,205, $390,366,
$331,720, $669,538, $216,969, $37,237, $77,542, $17,833, and $203,374 for the
Conservative Investors Portfolio, the Growth Investors Portfolio, the Total Return Portfolio, the Growth and Income Portfolio, the Growth Portfolio, the International Portfolio, the Premier Growth Portfolio, the Quasar Portfolio, the Real Estate Investment Portfolio, the Technology Portfolio, the Utility Income Portfolio and the Worldwide Privatization Portfolio, respectively, of which $250 was paid by the Growth Portfolio, $11,950 was paid by the Premier Growth Portfolio and $600 was paid by the Quasar Portfolio to Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Adviser.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 1998, were as follows:

                                                    Purchases                              Sales
                                      -----------------------------------   -----------------------------------
                                         Stocks and       U.S. Government      Stocks and       U.S. Government
Portfolio                             Debt Obligations     and Agencies     Debt Obligations     and Agencies
---------                             ----------------   ----------------   ----------------   ----------------
Conservative Investors............      $ 12,192,712      $  26,740,731       $ 15,561,630       $ 18,973,717
Growth Investors..................        10,712,503          4,821,900         13,848,748          3,982,150
Total Return......................        30,624,119          1,900,063         24,492,116          2,317,000
Growth and Income.................       296,166,194          3,739,620        228,883,505          4,208,106
Growth............................       178,533,222                 -0-       164,205,100                 -0-
International.....................        71,393,565                 -0-        74,314,389                 -0-
Quasar............................        89,521,556                 -0-        66,925,948                 -0-
Real Estate Investment............        11,475,983                 -0-         4,092,788                 -0-
Technology........................        62,382,969                 -0-        50,581,538                 -0-
Utility Income....................        11,438,998                 -0-         4,831,994                 -0-
Worldwide Privatization...........        42,265,353                 -0-        39,153,300                 -0-

                                          Alliance Variable Products Series Fund
================================================================================

                                                    Purchases                              Sales
                                      -----------------------------------   -----------------------------------
                                         Stocks and       U.S. Government      Stocks and       U.S. Government
Portfolio                             Debt Obligations     and Agencies     Debt Obligations     and Agencies
---------                             ----------------   ----------------   ----------------   ----------------
Global Bond.......................        11,942,596      $   6,480,003       $  8,875,144       $  1,595,875
Global Dollar Government..........        21,747,379                 -0-        21,935,721                 -0-
High-Yield........................        44,882,929                 -0-        29,128,390                 -0-
North American Government
   Income.........................         3,274,766          7,177,719            984,141            305,000
Short-Term Multi-Market...........           970,840                 -0-         1,827,698                 -0-
U.S. Government/High Grade
   Securities.....................        17,644,289        107,277,923         15,038,963         82,066,932

At December 31, 1998, the cost of investments for federal income tax purposes and the tax basis gross unrealized appreciation, depreciation and net unrealized appreciation (depreciation) were as follows:

                                                                                                      Net
                                                                   Gross Unrealized               Unrealized
                                                         -----------------------------------     Appreciation
Portfolio                                   Cost           Appreciation       Depreciation      (Depreciation)
---------                             ----------------   ----------------   ----------------   ----------------
Conservative Investors............      $ 34,432,869       $  2,867,851       $   (150,115)      $  2,717,736
Growth Investors..................        17,956,269          3,341,776           (223,503)         3,118,273
Total Return......................        54,083,403          8,038,139         (2,517,018)         5,521,121
Growth and Income.................       342,994,218         65,094,291        (23,859,278)        41,235,013
Growth............................       240,221,168        106,507,369        (11,223,126)        95,284,243
International.....................        57,463,923          9,026,679         (2,482,566)         6,544,113
Premier Growth....................       873,002,745        404,274,377        (22,611,333)       381,663,044
Quasar............................        95,895,530          8,272,368        (10,848,485)        (2,576,117)
Real Estate Investment............        19,880,847             56,707         (3,119,072)        (3,062,365)
Technology........................        80,256,841         51,435,076           (921,440)        50,513,636
Utility Income....................        26,054,120          9,638,469           (811,798)         8,826,671
Worldwide Privatization...........        44,241,425          7,369,395         (5,660,022)         1,709,373
Global Bond.......................        29,420,407          2,409,902            (22,196)         2,387,706
Global Dollar Government..........        12,371,634            455,639         (2,855,645)        (2,400,006)
High-Yield........................        18,042,803            179,195         (1,724,528)        (1,545,333)
North American Government
   Income.........................        31,781,132            872,403           (888,751)           (16,348)
Short-Term Multi-Market...........         6,403,829            126,245           (194,351)           (68,106)
U.S. Government/High Grade
   Securities.....................        58,608,354            501,333           (154,683)           346,650

At December 31, 1998, for federal income tax purposes, Quasar, Real Estate, Global Dollar Government, High Yield, Short-Term Multi-Market Trust and Money Market Portfolios had net capital loss carryforwards of $1,214,862 which expires in the year 2006, $191,303 which expires in the year 2006, $2,000,064 which expires in the year 2006, $63,971 which expires in the year 2006, $1,135,696 (of which $5,518 expires in the year 2000, $150,822 expires in the year 2002, $941,593 expires in the year 2003, $32,651 expires in the year 2005 and $5,112 expires in the year 2006), $463 (of which $165 expires in the year 2004 and $298 expires in the year 2005). During the year ended December 31, 1998, Premier Growth and Technology Portfolios utilized all of the capital loss carryforward which amounted to $1,518,008 and $2,125,395.

NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

1. Forward Exchange Currency Contracts

The Global Bond and Short-Term Multi-Market Portfolios enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolios may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

Each Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value equal to the aggregate amount of the respective portfolios commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure each Portfolio has in that particular currency contract.

At December 31, 1998, the outstanding forward exchange currency contracts were as follows:

GLOBAL BOND PORTFOLIO:

                                                                U.S. $
                                            Contract           Value on            U.S. $
                                             Amount           Origination          Current          Unrealized
                                              (000)              Date               Value          Appreciation
                                        ----------------   ----------------   ----------------   ----------------
Foreign Currency Sale Contract
Swedish Krona, settling 1/27/99........       13,000          $1,606,922         $1,601,911          $  5,011
                                                                                                     ========

SHORT-TERM MULTI-MARKET PORTFOLIO:

                                                                U.S. $
                                            Contract           Value on            U.S. $           Unrealized
                                             Amount           Origination          Current         Appreciation
                                              (000)              Date               Value         (Depreciation)
                                        ----------------   ----------------   ----------------   ----------------
Foreign Currency Sale Contracts
Danish Kroner, settling 1/29/99........        2,000          $  309,487         $  314,498          $ (5,011)
Deutsche Mark, settling 1/15/99........        1,179             710,391            708,089             2,302
French Franc, settling 1/15/99.........        1,769             317,702            316,566             1,136
Italian Lira, settling 1/15/99.........      500,000             303,582            302,615               967
Japanese Yen, settling 3/15/99.........       23,667             206,880            211,431            (4,551)
New Zealand Dollar, settling 3/15/99 ..        1,303             681,053            686,304            (5,251)
Norwegian Kroner, settling 2/8/99......        2,672             357,833            350,441             7,392
Swedish Krona, settling 1/19/99........        3,438             429,751            423,498             6,253
                                                                                                     --------
                                                                                                     $  3,237
                                                                                                     ========

2. Option Transactions

For hedging and investment purposes, the Portfolios purchase and write (sell) put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is

                                          Alliance Variable Products Series Fund
================================================================================

subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from option written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 1998, the Portfolio did not engage in any option transactions.

--------------------------------------------------------------------------------

NOTE D: Capital Stock

There are 10,000,000,000 shares of capital stock, $.001 par value per share of the Fund authorized. Transactions in capital stock were as follows:

                                                           Conservative Investors Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................            675,652            780,780     $    9,097,687     $    9,838,439
Shares issued in reinvestment of
   dividends and distributions....            171,184             48,986          2,261,337            608,412
Shares redeemed...................           (489,669)          (325,161)        (6,538,315)        (4,119,080)
                                       --------------     --------------     --------------     --------------
Net increase......................            357,167            504,605     $    4,820,709     $    6,327,771
                                       ==============     ==============     ==============     ==============

                                                              Growth Investors Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................            263,760            436,739     $    4,023,709     $    6,003,204
Shares issued in reinvestment of
   dividends and distributions....            105,839             28,259          1,586,520            381,219
Shares redeemed...................           (235,959)          (150,934)        (3,476,208)        (2,021,626)
                                       --------------     --------------     --------------     --------------
Net increase......................            133,640            314,064     $    2,134,021     $    4,362,797
                                       ==============     ==============     ==============     ==============

                                                                Total Return Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................          1,066,045            880,572     $   18,467,616     $   14,008,071
Shares issued in reinvestment of
   dividends and distributions....            274,525             97,356          4,653,200          1,500,260
Shares redeemed...................           (583,936)          (210,529)        (9,872,260)        (3,329,402)
                                       --------------     --------------     --------------     --------------
Net increase......................            756,634            767,399     $   13,248,556     $   12,178,929
                                       ==============     ==============     ==============     ==============

NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                                              Growth and Income Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................          5,339,328          4,651,201     $  109,529,029     $   85,220,780
Shares issued in reinvestment of
   dividends and distributions....          1,482,301            585,541         30,387,175         10,422,633
Shares redeemed...................         (1,904,291)          (411,208)       (37,130,261)        (7,514,572)
                                       --------------     --------------     --------------     --------------
Net increase......................          4,917,338          4,825,534     $  102,785,943     $   88,128,841
                                       ==============     ==============     ==============     ==============

                                                                   Growth Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................          2,150,440          3,011,243     $   51,763,496     $   58,667,838
Shares issued in reinvestment of
   dividends and distributions....            657,801            359,699         16,274,000          6,830,691
Shares redeemed...................         (1,267,396)          (589,726)       (29,707,549)       (11,477,719)
                                       --------------     --------------     --------------     --------------
Net increase......................          1,540,845          2,781,216     $   38,329,947     $   54,020,810
                                       ==============     ==============     ==============     ==============

                                                                International Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................          8,028,440          5,433,762     $  130,223,344     $   83,558,930
Shares issued in reinvestment of
   dividends and distributions....            209,505             85,533          3,408,645          1,359,978
Shares redeemed...................         (8,256,225)        (4,454,018)      (133,886,491)       (69,070,837)
                                       --------------     --------------     --------------     --------------
Net increase (decrease)...........            (18,280)         1,065,277     $     (254,502)    $   15,848,071
                                       ==============     ==============     ==============     ==============

                                                               Premier Growth Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................         21,307,889         18,381,290     $  546,039,957     $  348,392,336
Shares issued in reinvestment of
   dividends and distributions....             27,956             17,344            748,382            324,686
Shares redeemed...................         (3,650,182)        (2,038,212)       (93,404,560)       (39,095,179)
                                       --------------     --------------     --------------     --------------
Net increase......................         17,685,663         16,360,422     $  453,383,779     $  309,621,843
                                       ==============     ==============     ==============     ==============

                                          Alliance Variable Products Series Fund
================================================================================

                                                                   Quasar Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................          4,852,440          4,114,230     $   56,389,957     $   48,077,255
Shares issued in reinvestment of
   dividends and distributions....            471,122              1,959          6,096,321             22,104
Shares redeemed...................         (1,865,305)          (246,062)       (19,819,192)        (2,975,581)
                                       --------------     --------------     --------------     --------------
Net increase......................          3,458,257          3,870,127     $   42,667,086     $   45,123,778
                                       ==============     ==============     ==============     ==============

                                                           Real Estate Investment Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................          1,017,147          1,182,129     $   11,445,744     $   13,064,224
Shares issued in reinvestment of
   dividends and distributions....             31,720                 -0-           345,751                 -0-
Shares redeemed...................           (411,779)           (71,998)        (4,489,058)          (769,739)
                                       --------------     --------------     --------------     --------------
Net increase......................            637,088          1,110,131     $    7,302,437     $   12,294,485
                                       ==============     ==============     ==============     ==============

                                                                 Technology Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                          Year Ended         Year Ended         Year Ended         Year Ended
                                         December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................          2,683,902          3,792,319     $   39,262,852     $   45,101,686
Shares issued in reinvestment of
   dividends......................              8,130             12,276            121,060            141,660
Shares redeemed...................         (1,789,557)          (437,863)       (25,897,644)        (5,175,198)
                                       --------------     --------------     --------------     --------------
Net increase......................            902,475          3,366,732     $   13,486,268     $   40,068,148
                                       ==============     ==============     ==============     ==============

                                                               Utility Income Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................            827,755            353,259     $   13,812,249     $    4,795,124
Shares issued in reinvestment of
   dividends and distributions....             41,319             22,136            685,488            289,532
Shares redeemed...................           (345,013)          (247,410)        (5,824,217)        (3,264,635)
                                       --------------     --------------     --------------     --------------
Net increase......................            524,061            127,985     $    8,673,520     $    1,820,021
                                       ==============     ==============     ==============     ==============

--------------------------------------------------------------------------------
(a)   Commencement of operations, January 9, 1997.

NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                                         Worldwide Privatization Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................            574,559          1,621,182     $    8,801,773     $   23,165,163
Shares issued in reinvestment of
   dividends and distributions....            188,588             53,013          2,832,590            769,756
Shares redeemed...................           (584,343)          (162,366)        (8,452,553)        (2,315,242)
                                       --------------     --------------     --------------     --------------
Net increase......................            178,804          1,511,829     $    3,181,810     $   21,619,677
                                       ==============     ==============     ==============     ==============

                                                                 Global Bond Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................          1,110,903            615,554     $   13,087,136     $    6,854,237
Shares issued in reinvestment of
   dividends and distributions....             43,327            107,060            485,698          1,165,881
Shares redeemed...................           (363,470)          (266,344)        (4,200,770)        (2,972,887)
                                       --------------     --------------     --------------     --------------
Net increase......................            790,760            456,270     $    9,372,064     $    5,047,231
                                       ==============     ==============     ==============     ==============

                                                          Global Dollar Government Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................            266,108            567,148     $    3,464,930     $    8,477,375
Shares issued in reinvestment of
   dividends and distributions....            136,883             90,285          1,765,784          1,232,073
Shares redeemed...................           (433,004)          (225,116)        (5,116,465)        (3,242,100)
                                       --------------     --------------     --------------     --------------
Net increase (decrease)...........            (30,013)           432,317     $      114,249     $    6,467,348
                                       ==============     ==============     ==============     ==============

                                                                 High-Yield Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................          2,333,171            110,513     $   24,996,204     $    1,122,331
Shares issued in reinvestment of
   dividends......................              1,032                 -0-            11,475                 -0-
Shares redeemed...................           (743,394)               (47)        (7,893,363)              (472)
                                       --------------     --------------     --------------     --------------
Net increase......................          1,590,809            110,466     $   17,114,316     $    1,121,859
                                       ==============     ==============     ==============     ==============

--------------------------------------------------------------------------------
(b)   Commencement of operations, October 27, 1997.

                                          Alliance Variable Products Series Fund
================================================================================

                                                     North American Government Income Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................            807,658          1,306,695     $   10,378,068     $   16,666,170
Shares issued in reinvestment of
   dividends and distributions....            195,804             88,019          2,412,304          1,103,754
Shares redeemed...................           (800,671)          (391,062)        (9,996,440)        (4,993,224)
                                       --------------     --------------     --------------     --------------
Net increase......................            202,791          1,003,652     $    2,793,932     $   12,776,700
                                       ==============     ==============     ==============     ==============

                                                           Short-Term Multi-Market Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................            320,284            366,280     $    3,296,379     $    3,882,391
Shares issued in reinvestment of
   dividends......................             64,303             40,165            630,815            412,899
Shares redeemed...................           (357,998)          (455,606)        (3,706,984)        (4,830,789)
                                       --------------     --------------     --------------     --------------
Net increase (decrease)...........             26,589            (49,161)    $      220,210     $     (535,499)
                                       ==============     ==============     ==============     ==============

                                                    U.S. Government/High Grade Securities Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................          2,327,632            870,507     $   28,190,782     $   10,135,743
Shares issued in reinvestment of
   dividends and distributions....            178,050            129,085          2,088,529          1,463,832
Shares redeemed...................           (777,937)          (497,164)        (9,418,262)        (5,749,673)
                                       --------------     --------------     --------------     --------------
Net increase......................          1,727,745            502,428     $   20,861,049     $    5,849,902
                                       ==============     ==============     ==============     ==============

                                                                Money Market Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................        426,000,949        260,121,111     $  426,000,949     $  260,121,111
Shares issued in reinvestment of
   dividends......................          4,568,135          3,452,183          4,568,135          3,452,183
Shares redeemed...................       (378,579,379)      (260,758,466)      (378,579,379)      (260,758,466)
                                       --------------     --------------     --------------     --------------
Net increase......................         51,989,705          2,814,828     $   51,989,705     $    2,814,828
                                       ==============     ==============     ==============     ==============

NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE E: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE F: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended December 31, 1998.

FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                     -----------------------------------------------------------
                                                                                  CONSERVATIVE INVESTORS PORTFOLIO
                                                                     -----------------------------------------------------------
                                                                                                                     October 28,
                                                                                                                       1994(a)
                                                                                 Year Ended December 31,                  to
                                                                     -------------------------------------------     December 31,
                                                                       1998        1997        1996        1995          1994
                                                                     -------     -------     -------     -------     -----------
Net asset value, beginning of period .............................   $ 13.10     $ 12.07     $ 11.76     $ 10.07       $ 10.00
                                                                     -------     -------     -------     -------       -------
Income From Investment Operations
Net investment income (b)(c) .....................................       .50         .48         .45         .51           .06
Net realized and unrealized gain (loss) on investments
    and foreign currency transactions ............................      1.31         .86        (.01)       1.20           .01
                                                                     -------     -------     -------     -------       -------
Net increase in net asset value from operations ..................      1.81        1.34         .44        1.71           .07
                                                                     -------     -------     -------     -------       -------
Less: Dividends and Distributions
Dividends from net investment income .............................      (.38)       (.31)       (.09)       (.02)          -0-
Distributions from net realized gains ............................      (.50)        -0-        (.04)        -0-           -0-
                                                                     -------     -------     -------     -------       -------
Total dividends and distributions ................................      (.88)       (.31)       (.13)       (.02)          -0-
                                                                     -------     -------     -------     -------       -------
Net asset value, end of period ...................................   $ 14.03     $ 13.10     $ 12.07     $ 11.76       $ 10.07
                                                                     =======     =======     =======     =======       =======
Total Return
Total investment return based on net asset value (d) .............     14.20%      11.22%       3.79%      16.99%          .70%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ........................   $37,341     $30,196     $21,729     $ 7,420       $   701
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements ...................       .90%        .95%        .95%        .95%          .95%(e)
   Expenses, before waivers and reimbursements ...................      1.19%       1.33%       1.40%       4.25%        20.35%(e)
   Net investment income (b) .....................................      3.69%       3.85%       3.93%       4.65%         3.55%(e)
Portfolio turnover rate ..........................................       123%        209%        211%         61%            2%

                                                                     -----------------------------------------------------------
                                                                                       GROWTH INVESTORS PORTFOLIO
                                                                     -----------------------------------------------------------
                                                                                                                     October 28,
                                                                                                                       1994(a)
                                                                                Year Ended December 31,                  to
                                                                     ------------------------------------------     December 31,
                                                                       1998        1997        1996       1995          1994
                                                                     -------     -------     -------     ------     ------------
Net asset value, beginning of period .............................   $ 14.38     $ 12.74     $ 11.87     $ 9.86        $10.00
                                                                     -------     -------     -------     ------        ------
Income From Investment Operations
Net investment income (b)(c) .....................................       .26         .23         .24        .35           .04
Net realized and unrealized gain (loss) on investments
   and foreign currency transactions .............................      3.03        1.83         .72       1.67          (.18)
                                                                     -------     -------     -------     ------        ------
Net increase (decrease) in net asset value from operations .......      3.29        2.06         .96       2.02          (.14)
                                                                     -------     -------     -------     ------        ------
Less: Dividends and Distributions
Dividends from net investment income .............................      (.18)       (.20)       (.07)      (.01)          -0-
Distributions from net realized gains ............................     (1.16)       (.22)       (.02)       -0-           -0-
                                                                     -------     -------     -------     ------        ------
Total dividends and distributions ................................     (1.34)       (.42)       (.09)      (.01)          -0-
                                                                     -------     -------     -------     ------        ------
Net asset value, end of period ...................................   $ 16.33     $ 14.38     $ 12.74     $11.87        $ 9.86
                                                                     =======     =======     =======     ======        ======
Total Return
Total investment return based on net asset value (d) .............     23.68%      16.34%       8.18%     20.48%        (1.40)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ........................   $21,028     $16,600     $10,709     $4,978        $  321
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements ...................       .94%        .95%        .95%       .95%          .95%(e)
   Expenses, before waivers and reimbursements ...................      1.68%       1.70%       1.85%      6.17%        41.62%(e)
   Net investment income (b) .....................................      1.71%       1.72%       2.01%      3.21%         2.29%(e)
Portfolio turnover rate ..........................................       100%        164%        160%        50%            3%

--------------------------------------------------------------------------------
See footnote summary on page B-78.

FINANCIAL HIGHLIGHTS (continued)          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                                        --------------------------------------------------------
                                                                                         TOTAL RETURN PORTFOLIO
                                                                        --------------------------------------------------------
                                                                                         Year Ended December 31,
                                                                        --------------------------------------------------------
                                                                          1998        1997        1996        1995        1994
                                                                        --------    --------    --------    --------    --------
Net asset value, beginning of year ...................................  $  16.92    $  14.63    $  12.80    $  10.41    $  10.97
                                                                        --------    --------    --------    --------    --------
Income From Investment Operations
Net investment income (b)(c) .........................................       .41         .39         .27         .36         .15
Net realized and unrealized gain (loss) on investment transactions ...      2.36        2.62        1.66        2.10        (.56)
                                                                        --------    --------    --------    --------    --------
Net increase (decrease) in net asset value from operations ...........      2.77        3.01        1.93        2.46        (.41)
                                                                        --------    --------    --------    --------    --------
Less: Dividends and Distributions
Dividends from net investment income .................................      (.29)       (.23)       (.07)       (.07)       (.09)
Distributions from net realized gains ................................     (1.34)       (.49)       (.03)        -0-        (.06)
                                                                        --------    --------    --------    --------    --------
Total dividends and distributions ....................................     (1.63)       (.72)       (.10)       (.07)       (.15)
                                                                        --------    --------    --------    --------    --------
Net asset value, end of year .........................................  $  18.06    $  16.92    $  14.63    $  12.80    $  10.41
                                                                        ========    ========    ========    ========    ========
Total Return
Total investment return based on net asset value (d) .................     16.99%      21.11%      15.17%      23.67%      (3.77)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............................  $ 59,464    $ 42,920    $ 25,875    $  8,242    $    750
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .......................       .88%        .88%        .95%        .95%        .95%
   Expenses, before waivers and reimbursements .......................       .95%        .88%       1.12%       4.49%      19.49%
   Net investment income (b) .........................................      2.41%       2.46%       2.76%       3.16%       2.29%
Portfolio turnover rate ..............................................        57%         65%         57%         30%         83%

                                                                        --------------------------------------------------------
                                                                                      GROWTH AND INCOME PORTFOLIO
                                                                        --------------------------------------------------------
                                                                                         Year Ended December 31,
                                                                        --------------------------------------------------------
                                                                          1998        1997        1996        1995        1994
                                                                        --------    --------    --------    --------    --------
Net asset value, beginning of year ...................................  $  19.93    $  16.40    $  15.79    $  11.85    $  12.18
                                                                        --------    --------    --------    --------    --------
Income From Investment Operations
Net investment income (b)(c) .........................................       .22         .21         .24         .27         .10
Net realized and unrealized gain (loss) on investment transactions ...      3.81        4.39        3.18        3.94        (.16)
                                                                        --------    --------    --------    --------    --------
Net increase (decrease) in net asset value from operations ...........      4.03        4.60        3.42        4.21        (.06)
                                                                        --------    --------    --------    --------    --------
Less: Dividends and Distributions
Dividends from net investment income .................................      (.16)       (.13)       (.25)       (.13)       (.10)
Distributions from net realized gains ................................     (1.96)       (.94)      (2.56)       (.14)       (.17)
                                                                        --------    --------    --------    --------    --------
Total dividends and distributions ....................................     (2.12)      (1.07)      (2.81)       (.27)       (.27)
                                                                        --------    --------    --------    --------    --------
Net asset value, end of year .........................................  $  21.84    $  19.93    $  16.40    $  15.79    $  11.85
                                                                        ========    ========    ========    ========    ========
Total Return
Total investment return based on net asset value (d) .................     20.89%      28.80%      24.09%      35.76%       (.35)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............................  $381,614    $250,202    $126,729    $ 41,993    $ 41,702
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .......................       .73%        .72%        .82%        .79%        .90%
   Expenses, before waivers and reimbursements .......................       .73%        .72%        .82%        .79%        .91%
   Net investment income (b) .........................................      1.07%       1.16%       1.58%       1.95%       1.71%
Portfolio turnover rate ..............................................        79%         86%         87%        150%         95%

--------------------------------------------------------------------------------
See footnote summary on page B-78.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                   -------------------------------------------------------------
                                                                                           GROWTH PORTFOLIO
                                                                   -------------------------------------------------------------
                                                                                                                   September 15,
                                                                                                                      1994(a)
                                                                                Year Ended December 31,                  to
                                                                   ----------------------------------------------   December 31,
                                                                     1998         1997         1996         1995        1994
                                                                   --------     --------     --------     -------  -------------
Net asset value, beginning of period ...........................   $  22.42     $  17.92     $  14.23     $ 10.53     $ 10.00
                                                                   --------     --------     --------     -------     -------
Income From Investment Operations
Net investment income (b)(c) ...................................        .10          .07          .06         .17         .03
Net realized and unrealized gain on investment transactions ....       6.19         5.18         3.95        3.54         .50
                                                                   --------     --------     --------     -------     -------
Net increase in net asset value from operations ................       6.29         5.25         4.01        3.71         .53
                                                                   --------     --------     --------     -------     -------
Less: Dividends and Distributions
Dividends from net investment income ...........................       (.06)        (.03)        (.04)       (.01)        -0-
Distributions from net realized gains ..........................      (1.40)        (.72)        (.28)        -0-         -0-
                                                                   --------     --------     --------     -------     -------
Total dividends and distributions ..............................      (1.46)        (.75)        (.32)       (.01)        -0-
                                                                   --------     --------     --------     -------     -------
Net asset value, end of period .................................   $  27.25     $  22.42     $  17.92     $ 14.23     $ 10.53
                                                                   ========     ========     ========     =======     =======
Total Return
Total investment return based on net asset value (d) ...........      28.73%       30.02%       28.49%      35.23%       5.30%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ......................   $328,681     $235,875     $138,688     $45,220     $ 5,492
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .................        .87%         .84%         .93%        .95%        .95%(e)
   Expenses, before waivers and reimbursements .................        .87%         .84%         .93%       1.27%       4.19%(e)
   Net investment income (b) ...................................        .43%         .37%         .35%       1.31%       1.17%(e)
Portfolio turnover rate ........................................         62%          62%          98%         86%         25%

                                                                   ------------------------------------------------------------
                                                                                    International Portfolio
                                                                   ------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                   ------------------------------------------------------------
                                                                     1998         1997         1996         1995         1994
                                                                   --------     --------     --------     --------     --------
Net asset value, beginning of year .............................   $  15.02     $  14.89     $  14.07     $  12.88     $  12.16
                                                                   --------     --------     --------     --------     --------
Income From Investment Operations
Net investment income (b)(c) ...................................        .17          .13          .19          .18          .10
Net realized and unrealized gain on investments and foreign
   currency transactions .......................................       1.80          .39          .83         1.08          .72
                                                                   --------     --------     --------     --------     --------
Net increase in net asset value from operations ................       1.97          .52         1.02         1.26          .82
                                                                   --------     --------     --------     --------     --------
Less: Dividends and Distributions
Dividends from net investment income ...........................       (.33)        (.15)        (.08)        (.03)        (.02)
Distributions from net realized gains ..........................       (.49)        (.24)        (.12)        (.04)        (.08)
                                                                   --------     --------     --------     --------     --------
Total dividends and distributions ..............................       (.82)        (.39)        (.20)        (.07)        (.10)
                                                                   --------     --------     --------     --------     --------
Net asset value, end of year ...................................   $  16.17     $  15.02     $  14.89     $  14.07     $  12.88
                                                                   ========     ========     ========     ========     ========
Total Return
Total investment return based on net asset value (d) ...........      13.02%        3.33%        7.25%        9.86%        6.70%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) ........................   $ 65,052     $ 60,710     $ 44,324     $ 16,542     $  7,276
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .................        .95%         .95%         .95%         .95%         .95%
   Expenses, before waivers and reimbursements .................       1.37%        1.42%        1.91%        2.99%        7.26%
   Net investment income (b) ...................................       1.08%         .87%        1.29%        1.41%         .90%
Portfolio turnover rate ........................................        117%         134%          60%          87%          95%

--------------------------------------------------------------------------------
See footnote summary on page B-78.

FINANCIAL HIGHLIGHTS (continued)          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        -------------------------------------------------------
                                                                                         PREMIER GROWTH PORTFOLIO
                                                                        -------------------------------------------------------
                                                                                          Year Ended December 31,
                                                                        -------------------------------------------------------
                                                                           1998         1997        1996       1995       1994
                                                                        ----------    --------    -------    -------    -------
Net asset value, beginning of year ...................................  $    20.99    $  15.70    $ 17.80    $ 12.37    $ 12.79
                                                                        ----------    --------    -------    -------    -------
Income From Investment Operations
Net investment income (loss) (b)(c) ..................................        (.01)        .04        .08        .09        .03
Net realized and unrealized gain (loss) on investment transactions ...       10.08        5.27       3.29       5.44       (.41)
                                                                        ----------    --------    -------    -------    -------
Net increase (decrease) in net asset value from operations ...........       10.07        5.31       3.37       5.53       (.38)
                                                                        ----------    --------    -------    -------    -------
Less: Dividends and Distributions
Dividends from net investment income .................................        (.03)       (.02)      (.10)      (.03)      (.01)
Distributions from net realized gains ................................         -0-         -0-      (5.37)      (.07)      (.03)
                                                                        ----------    --------    -------    -------    -------
Total dividends and distributions ....................................        (.03)       (.02)     (5.47)      (.10)      (.04)
                                                                        ----------    --------    -------    -------    -------
Net asset value, end of year .........................................  $    31.03    $  20.99    $ 15.70    $ 17.80    $ 12.37
                                                                        ==========    ========    =======    =======    =======
Total Return
Total investment return based on net asset value (d) .................       47.97%      33.86%     22.70%     44.85%     (2.96)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............................  $1,247,254    $472,326    $96,434    $29,278    $37,669
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .......................        1.06%        .95%       .95%       .95%       .95%
   Expenses, before waivers and reimbursements .......................        1.09%       1.10%      1.23%      1.19%      1.40%
   Net investment income (loss) (b) ..................................        (.04)%       .21%       .52%       .55%       .42%
Portfolio turnover rate ..............................................          31%         27%        32%        97%        38%

                                                                              -------------------------------------
                                                                                        QUASAR PORTFOLIO
                                                                              -------------------------------------
                                                                                                         August 5,
                                                                              Year Ended December 31,   1996(a) to
                                                                              ----------------------   December 31,
                                                                                 1998        1997          1996
                                                                               --------    --------    ------------
Net asset value, beginning of period ........................................  $  12.61    $  10.64      $  10.00
                                                                               --------    --------      --------
Income From Investment Operations
Net investment income (b)(c) ................................................       .07         .02           .04
Net realized and unrealized gain (loss) on investment transactions ..........      (.49)       1.96           .60
                                                                               --------    --------      --------
Net increase (decrease) in net asset value from operations ..................      (.42)       1.98           .64
                                                                               --------    --------      --------
Less: Dividends and Distributions
Dividends from net investment income ........................................      (.01)       (.01)          -0-
Distributions from net realized gains .......................................     (1.04)        -0-           -0-
                                                                               --------    --------      --------
Total dividends and distributions ...........................................     (1.05)       (.01)          -0-
                                                                               --------    --------      --------
Net asset value, end of period ..............................................  $  11.14    $  12.61      $  10.64
                                                                               ========    ========      ========
Total Return
Total investment return based on net asset value (d) ........................     (4.49)%     18.60%         6.40%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...................................  $ 90,870    $ 59,277      $  8,842

Ratios to average net assets of:
   Expenses, net of waivers and reimbursements ..............................       .95%        .95%          .95%(e)
   Expenses, before waivers and reimbursements ..............................      1.30%       1.37%         4.44%(e)
   Net investment income (b) ................................................       .55%        .17%          .93%(e)
Portfolio turnover rate .....................................................       107%        210%           40%

--------------------------------------------------------------------------------
See footnote summary on page B-78.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                               ----------------------------
                                                                                       REAL ESTATE
                                                                                        INVESTMENT
                                                                                        PORTFOLIO
                                                                               ----------------------------
                                                                                                January 9,
                                                                                Year Ended      1997(a) to
                                                                               December 31,    December 31,
                                                                                   1998            1997
                                                                               ------------    ------------
Net asset value, beginning of period .......................................    $    12.34      $    10.00
                                                                                ----------      ----------
Income From Investment Operations
Net investment income (b)(c) ...............................................           .54             .56
Net realized and unrealized gain (loss) on investment transactions .........         (2.87)           1.78
                                                                                ----------      ----------
Net increase (decrease) in net asset value from operations .................         (2.33)           2.34
                                                                                ----------      ----------
Less: Dividends and Distributions
Dividends from net investment income .......................................          (.16)            -0-
Distributions from net realized gains ......................................          (.07)            -0-
                                                                                ----------      ----------
Total dividends and distributions ..........................................          (.23)            -0-
                                                                                ----------      ----------
Net asset value, end of period .............................................    $     9.78      $    12.34
                                                                                ==========      ==========
Total Return
Total investment return based on net asset value (d) .......................        (19.07)%         23.40%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..................................    $   17,080      $   13,694
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .............................           .95%            .95%(e)
   Expenses, before waivers and reimbursements .............................          1.77%           2.31%(e)
   Net investment income (b) ...............................................          4.98%           5.47%(e)
Portfolio turnover rate ....................................................            27%             26%

                                                                      -------------------------------------------
                                                                                   TECHNOLOGY PORTFOLIO
                                                                      -------------------------------------------
                                                                                                      January 11,
                                                                                                        1996(a)
                                                                         Year Ended December 31,          to
                                                                      --------------------------     December 31,
                                                                         1998            1997            1996
                                                                      ----------      ----------     ------------
Net asset value, beginning of period .............................    $    11.72      $    11.04      $    10.00
                                                                      ----------      ----------      ----------
Income From Investment Operations
Net investment income (loss) (b)(c) ..............................          (.04)            .02             .11
Net realized and unrealized gain on investment transactions ......          7.51             .69             .93
                                                                      ----------      ----------      ----------
Net increase in net asset value from operations ..................          7.47             .71            1.04
                                                                      ----------      ----------      ----------
Less: Dividends
Dividends from net investment income .............................          (.02)           (.03)            -0-
                                                                      ----------      ----------      ----------
Net asset value, end of period ...................................    $    19.17      $    11.72      $    11.04
                                                                      ==========      ==========      ==========
Total Return
Total investment return based on net asset value (d) .............         63.79%           6.47%          10.40%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ........................    $  130,602      $   69,240      $   28,083

Ratios to average net assets of:
   Expenses, net of waivers and reimbursements ...................           .95%            .95%            .95%(e)
   Expenses, before waivers and reimbursements ...................          1.20%           1.19%           1.62%(e)
   Net investment income (loss) (b) ..............................          (.30)%           .16%           1.17%(e)
Portfolio turnover rate ..........................................            63%             46%             22%

--------------------------------------------------------------------------------
See footnote summary on page B-78.

FINANCIAL HIGHLIGHTS (continued)          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                     -----------------------------------------------------------
                                                                                       UTILITY INCOME PORTFOLIO
                                                                     -----------------------------------------------------------
                                                                                                                 May 10, 1994(a)
                                                                               Year Ended December 31,                  to
                                                                     -------------------------------------------   December 31,
                                                                       1998        1997        1996        1995        1994
                                                                     -------     -------     -------     ------- ---------------
Net asset value, beginning of period .............................   $ 15.67     $ 12.69     $ 12.01     $  9.96     $ 10.00
                                                                     -------     -------     -------     -------     -------
Income From Investment Operations
Net investment income (b)(c) .....................................       .37         .38         .31         .30         .28
Net realized and unrealized gain (loss) on investments
   and foreign currency transactions .............................      3.31        2.84         .62        1.83        (.32)
                                                                     -------     -------     -------     -------     -------
Net increase (decrease) in net asset value from operations .......      3.68        3.22         .93        2.13        (.04)
                                                                     -------     -------     -------     -------     -------
Less: Dividends and Distributions
Dividends from net investment income .............................      (.31)       (.24)       (.09)       (.08)        -0-
Distributions from net realized gains ............................      (.14)        -0-        (.16)        -0-         -0-
                                                                     -------     -------     -------     -------     -------
Total dividends and distributions ................................      (.45)       (.24)       (.25)       (.08)        -0-
                                                                     -------     -------     -------     -------     -------
Net asset value, end of period ...................................   $ 18.90     $ 15.67     $ 12.69     $ 12.01     $  9.96
                                                                     =======     =======     =======     =======     =======
Total Return
Total investment return based on net asset value (d) .............     23.91%      25.71%       7.88%      21.45%       (.40)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ........................   $34,436     $20,347     $14,857     $ 6,251     $ 1,254

Ratios to average net assets of:
   Expenses, net of waivers and reimbursements ...................       .95%        .95%        .95%        .95%        .95%(e)
   Expenses, before waivers and reimbursements ...................      1.35%       1.08%       1.51%       3.79%      15.98%(e)
   Net investment income (b) .....................................      2.20%       2.83%       2.61%       2.73%       4.62%(e)
Portfolio turnover rate ..........................................        20%         30%         75%        138%         31%

                                                              ----------------------------------------------------------
                                                                           WORLDWIDE PRIVATIZATION PORTFOLIO
                                                              ----------------------------------------------------------
                                                                                                           September 23,
                                                                                                              1994(a)
                                                                         Year Ended December 31,                 to
                                                              -------------------------------------------   December 31,
                                                                1998        1997        1996        1995        1994
                                                              -------     -------     -------     -------  -------------
Net asset value, beginning of period ......................   $ 14.20     $ 13.13     $ 11.17     $ 10.10     $ 10.00
                                                              -------     -------     -------     -------     -------
Income From Investment Operations
Net investment income (b)(c) ..............................       .26         .25         .28         .32         .10
Net realized and unrealized gain on investments
   and foreign currency transactions ......................      1.29        1.17        1.78         .78         -0-
                                                              -------     -------     -------     -------     -------
Net increase in net asset value from operations ...........      1.55        1.42        2.06        1.10         .10
                                                              -------     -------     -------     -------     -------
Less: Dividends and Distributions
Dividends from net investment income ......................      (.20)       (.16)       (.10)       (.03)        -0-
Distributions from net realized gains .....................      (.74)       (.19)        -0-         -0-         -0-
                                                              -------     -------     -------     -------     -------
Total dividends and distributions .........................      (.94)       (.35)       (.10)       (.03)        -0-
                                                              -------     -------     -------     -------     -------
Net asset value, end of period ............................   $ 14.81     $ 14.20     $ 13.13     $ 11.17     $ 10.10
                                                              =======     =======     =======     =======     =======
Total Return
Total investment return based on net asset value (d) ......     10.83%      10.75%      18.51%      10.87%       1.00%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .................   $46,268     $41,818     $18,807     $ 5,947     $ 1,127
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements ............       .95%        .95%        .95%        .95%        .95%(e)
   Expenses, before waivers and reimbursements ............      1.70%       1.55%       1.85%       4.17%      18.47%(e)
   Net investment income (b) ..............................      1.74%       1.76%       2.26%       2.96%       4.27%(e)
Portfolio turnover rate ...................................        92%         58%         47%         23%          0%

--------------------------------------------------------------------------------
See footnote summary on page B-78.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                     ------------------------------------------------------------
                                                                                        GLOBAL BOND PORTFOLIO
                                                                     ------------------------------------------------------------
                                                                                       Year Ended December 31,
                                                                     ------------------------------------------------------------
                                                                       1998         1997         1996         1995         1994
                                                                     --------     --------     --------     --------     --------
Net asset value, beginning of year ...............................   $  11.10     $  11.74     $  12.15     $   9.82     $  11.33
                                                                     --------     --------     --------     --------     --------
Income From Investment Operations
Net investment income (b)(c) .....................................        .49          .54          .67          .69          .57
Net realized and unrealized gain (loss) on investments
    and foreign currency transactions ............................       1.06         (.48)         .01         1.73        (1.16)
                                                                     --------     --------     --------     --------     --------
Net increase (decrease) in net asset value from operations .......       1.55          .06          .68         2.42         (.59)
                                                                     --------     --------     --------     --------     --------
Less: Dividends and Distributions
Dividends from net investment income .............................       (.17)        (.57)        (.84)        (.09)        (.62)
Distributions from net realized gains ............................       (.06)        (.13)        (.25)         -0-         (.30)
                                                                     --------     --------     --------     --------     --------
Total dividends and distributions ................................       (.23)        (.70)       (1.09)        (.09)        (.92)
                                                                     --------     --------     --------     --------     --------
Net asset value, end of year .....................................   $  12.42     $  11.10     $  11.74     $  12.15     $   9.82
                                                                     ========     ========     ========     ========     ========
Total Return
Total investment return based on net asset value (d) .............      14.12%         .67%        6.21%       24.73%       (5.16)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..........................   $ 34,652     $ 22,194     $ 18,117     $ 11,553     $  7,298
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements ...................        .93%         .94%         .94%         .95%         .95%
   Expenses, before waivers and reimbursements ...................       1.17%        1.03%        1.15%        1.77%        2.05%
   Net investment income (b) .....................................       4.23%        4.81%        5.76%        6.22%        6.01%
Portfolio turnover rate ..........................................         42%         257%         191%         262%         102%

                                                                     -----------------------------------------------------------
                                                                                 GLOBAL DOLLAR GOVERNMENT PORTFOLIO
                                                                     -----------------------------------------------------------
                                                                                                                  May 2, 1994(a)
                                                                                Year Ended December 31,                 to
                                                                     -------------------------------------------   December 31,
                                                                       1998        1997        1996        1995        1994
                                                                     -------     -------     -------     -------  --------------
Net asset value, beginning of period .............................   $ 14.65     $ 14.32     $ 11.95     $  9.84     $ 10.00
                                                                     -------     -------     -------     -------     -------
Income From Investment Operations
Net investment income (b)(c) .....................................      1.20        1.17        1.10         .92         .36
Net realized and unrealized gain (loss) on investments
    and foreign currency transactions ............................     (4.03)        .70        1.78        1.32        (.52)
                                                                     -------     -------     -------     -------     -------
Net increase (decrease) in net asset value from operations .......     (2.83)       1.87        2.88        2.24        (.16)
                                                                     -------     -------     -------     -------     -------
Less: Dividends and Distributions
Dividends from net investment income .............................      (.95)       (.61)       (.48)       (.13)        -0-
Distributions from net realized gains ............................      (.69)       (.93)       (.03)        -0-         -0-
                                                                     -------     -------     -------     -------     -------
Total dividends and distributions ................................     (1.64)      (1.54)       (.51)       (.13)        -0-
                                                                     -------     -------     -------     -------     -------
Net asset value, end of period ...................................   $ 10.18     $ 14.65     $ 14.32     $ 11.95     $  9.84
                                                                     =======     =======     =======     =======     =======
Total Return
Total investment return based on net asset value (d) .............    (21.71)%     13.23%      24.90%      22.98%      (1.60)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ........................   $10,380     $15,378     $ 8,847     $ 3,778     $ 1,146
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements ...................       .95%        .95%        .95%        .95%        .95%(e)
   Expenses, before waivers and reimbursements ...................      1.75%       1.29%       1.97%       4.82%      15.00%(e)
   Net investment income (b) .....................................      9.49%       7.87%       8.53%       8.65%       6.02%(e)
Portfolio turnover rate ..........................................       166%        214%        155%         13%          9%

--------------------------------------------------------------------------------
See footnote summary on page B-78.

FINANCIAL HIGHLIGHTS (continued)          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                   ------------------------------
                                                                                             HIGH-YIELD
                                                                                              PORTFOLIO
                                                                                   ------------------------------
                                                                                                      October 27,
                                                                                    Year Ended        1997(a) to
                                                                                   December 31,      December 31,
                                                                                       1998              1997
                                                                                   ------------      ------------
Net asset value, beginning of period ........................................        $  10.33          $  10.00
                                                                                     --------          --------
Income From Investment Operations
Net investment income (b)(c) ................................................            1.03               .13
Net realized and unrealized gain (loss) on investment transactions ..........           (1.41)              .20
                                                                                     --------          --------
Net increase (decrease) in net asset value from operations ..................            (.38)              .33
                                                                                     --------          --------
Less: Dividends
Dividends from net investment income ........................................            (.01)              -0-
                                                                                     --------          --------
Net asset value, end of period ..............................................        $   9.94          $  10.33
                                                                                     ========          ========
Total Return
Total investment return based on net asset value (d) ........................           (3.69)%            3.30%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...................................        $ 16,910          $  1,141
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements ..............................             .95%              .95%(e)
   Expenses, before waivers and reimbursements ..............................            1.80%             8.26%(e)
   Net investment income (b) ................................................            9.77%             7.28%(e)
Portfolio turnover rate .....................................................             295%                8%

                                                                     -----------------------------------------------------------
                                                                              NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
                                                                     -----------------------------------------------------------
                                                                                                                  May 3, 1994(a)
                                                                                Year Ended December 31,                 to
                                                                     -------------------------------------------   December 31,
                                                                       1998        1997        1996        1995        1994
                                                                     -------     -------     -------     -------  --------------
Net asset value, beginning of period .............................   $ 12.97     $ 12.38     $ 10.48     $  8.79     $ 10.00
                                                                     -------     -------     -------     -------     -------
Income From Investment Operations
Net investment income (b)(c) .....................................      1.16        1.07        1.26        1.13         .50
Net realized and unrealized gain (loss) on investments
    and foreign currency transactions ............................      (.65)        .10         .69         .83       (1.71)
                                                                     -------     -------     -------     -------     -------
Net increase (decrease) in net asset value from operations .......       .51        1.17        1.95        1.96       (1.21)
                                                                     -------     -------     -------     -------     -------
Less: Dividends and Distributions
Dividends from net investment income .............................      (.82)       (.58)       (.05)       (.27)        -0-
Distributions from net realized gains ............................      (.11)        -0-         -0-         -0-         -0-
                                                                     -------     -------     -------     -------     -------
Total dividends and distributions ................................      (.93)       (.58)       (.05)       (.27)        -0-
                                                                     -------     -------     -------     -------     -------
Net asset value, end of period ...................................   $ 12.55     $ 12.97     $ 12.38     $ 10.48     $  8.79
                                                                     =======     =======     =======     =======     =======
Total Return
Total investment return based on net asset value (d) .............      4.07%       9.62%      18.70%      22.71%     (12.10)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ........................   $32,059     $30,507     $16,696     $ 7,278     $ 3,848
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements ...................       .86%        .95%        .95%        .95%        .95%(e)
   Expenses, before waivers and reimbursements ...................      1.17%       1.04%       1.41%       2.57%       4.43%(e)
   Net investment income (b) .....................................      9.16%       8.34%      11.04%      12.24%       8.49%(e)
Portfolio turnover rate ..........................................         8%         20%          4%         35%         15%

--------------------------------------------------------------------------------
See footnote summary on page B-78.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                                     ------------------------------------------------------------
                                                                                 SHORT-TERM MULTI-MARKET PORTFOLIO
                                                                     ------------------------------------------------------------
                                                                                       Year Ended December 31,
                                                                     ------------------------------------------------------------
                                                                       1998         1997         1996         1995         1994
                                                                     --------     --------     --------     --------     --------
Net asset value, beginning of year ...............................   $  10.57     $  10.73     $  10.58     $   9.91     $  11.07
                                                                     --------     --------     --------     --------     --------
Income From Investment Operations
Net investment income (b)(c) .....................................        .61          .59          .64          .82          .47
Net realized and unrealized gain (loss) on investments
    and foreign currency transactions ............................        .03         (.11)         .33         (.15)       (1.16)
                                                                     --------     --------     --------     --------     --------
Net increase (decrease) in net asset value from operations .......        .64          .48          .97          .67         (.69)
                                                                     --------     --------     --------     --------     --------
Less: Dividends and Distributions
Dividends from net investment income .............................      (1.11)        (.64)        (.82)         -0-         (.46)
Return of capital ................................................        -0-          -0-          -0-          -0-         (.01)
                                                                     --------     --------     --------     --------     --------
Total dividends and distributions ................................      (1.11)        (.64)        (.82)         -0-         (.47)
                                                                     --------     --------     --------     --------     --------
Net asset value, end of year .....................................   $  10.10     $  10.57     $  10.73     $  10.58     $   9.91
                                                                     ========     ========     ========     ========     ========
Total Return
Total investment return based on net asset value (d) .............       6.32%        4.59%        9.57%        6.76%       (6.51)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..........................   $  6,469     $  6,489     $  7,112     $  3,152     $ 20,921
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements ...................        .94%         .94%         .95%         .95%         .94%
   Expenses, before waivers and reimbursements ...................       2.69%        1.42%        2.09%        1.30%         .99%
   Net investment income (b) .....................................       5.94%        5.50%        6.03%        8.22%        6.52%
Portfolio turnover rate ..........................................         18%         222%         159%         379%         134%

                                                                         -------------------------------------------------------
                                                                             U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
                                                                         -------------------------------------------------------
                                                                                          Year Ended December 31,
                                                                         -------------------------------------------------------
                                                                           1998        1997        1996        1995        1994
                                                                         -------     -------     -------     -------     -------
Net asset value, beginning of year ...................................   $ 11.93     $ 11.52     $ 11.66     $  9.94     $ 10.72
                                                                         -------     -------     -------     -------     -------
Income From Investment Operations
Net investment income (b)(c) .........................................       .63         .68         .66         .65         .28
Net realized and unrealized gain (loss) on investment transactions ...       .32         .29        (.39)       1.25        (.71)
                                                                         -------     -------     -------     -------     -------
Net increase (decrease) in net asset value from operations ...........       .95         .97         .27        1.90        (.43)
                                                                         -------     -------     -------     -------     -------
Less: Dividends and Distributions
Dividends from net investment income .................................      (.55)       (.54)       (.28)       (.18)       (.21)
Distributions from net realized gains ................................      (.06)       (.02)       (.13)        -0-        (.14)
                                                                         -------     -------     -------     -------     -------
Total dividends and distributions ....................................      (.61)       (.56)       (.41)       (.18)       (.35)
                                                                         -------     -------     -------     -------     -------
Net asset value, end of year .........................................   $ 12.27     $ 11.93     $ 11.52     $ 11.66     $  9.94
                                                                         =======     =======     =======     =======     =======
Total Return
Total investment return based on net asset value (d) .................      8.22%       8.68%       2.55%      19.26%      (4.03)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............................   $58,418     $36,198     $29,150     $16,947     $ 5,101

Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .......................       .78%        .84%        .92%        .95%        .95%
   Expenses, before waivers and reimbursements .......................       .91%        .84%        .98%       1.58%       3.73%
   Net investment income (b) .........................................      5.24%       5.89%       5.87%       5.96%       5.64%
Portfolio turnover rate ..............................................       235%        114%        137%         68%         32%

--------------------------------------------------------------------------------
See footnote summary on page B-78.

FINANCIAL HIGHLIGHTS (continued)          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                          -----------------------------------------------------------------
                                                                              MONEY MARKET PORTFOLIO
                                                          -----------------------------------------------------------------
                                                                              Year Ended December 31,
                                                          -----------------------------------------------------------------
                                                            1998         1997           1996           1995           1994
                                                          --------     -------        -------        -------        -------
Net asset value, beginning of year ....................   $   1.00     $  1.00        $  1.00        $  1.00        $  1.00
                                                          --------     -------        -------        -------        -------
Income From Investment Operations
Net investment income .................................        .05         .05(b)         .05(b)         .05(b)         .03(b)
                                                          --------     -------        -------        -------        -------
Less: Dividends
Dividends from net investment income ..................       (.05)       (.05)          (.05)          (.05)          (.03)
                                                          --------     -------        -------        -------        -------
Net asset value, end of year ..........................   $   1.00     $  1.00        $  1.00        $  1.00        $  1.00
                                                          ========     =======        =======        =======        =======
Total Return

Total investment return based on net asset value (d) ..       4.98%       5.11%          4.71%          4.97%          3.27%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) ...............   $119,574     $67,584        $64,769        $28,092        $ 6,899
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements ........        .68%        .64%           .69%           .95%           .95%
   Expenses, before waivers and reimbursements ........        .68%        .64%           .69%          1.07%          4.46%
   Net investment income ..............................       4.84%       5.00%(b)       4.64%(b)       4.85%(b)       3.98%(b)

--------------------------------------------------------------------------------
Footnote Summary:

(a)   Commencement of operations.

(b)   Net of expenses reimbursed or waived by the Adviser.

(c)   Based on average shares outstanding.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(e)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Alliance Variable Products Series Fund, Inc. (the "Fund"), (comprising, respectively, Conservative Investors, Growth Investors, Total Return, Growth and Income, Growth, International, Premier Growth, Quasar, Real Estate Investment, Technology, Utility Income, Worldwide Privatization, Global Bond, Global Dollar Government, High Yield, North American Government Income, Short-Term Multi-Market, U.S. Government/High Grade Securities and Money Market Portfolios), as of December 31, 1998, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting Alliance Variable Products Series Fund, Inc. at December 31, 1998, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                                      /s/ Ernst & Young LLP

New York, New York
February 2, 1999

FEDERAL INCOME TAX INFORMATION (unaudited)
================================================================================

The following Portfolios of the Fund hereby designate the respective amounts as long-term capital gain distributions during the taxable year ended December 31, 1998:

                                     Long-Term
                                   Capital Gain
                                   Distributions
                                   -------------
Conservative Investors                $ 480,147
Growth Investors                        522,507
Total Return                          1,503,429
Growth and Income                     9,626,197
Growth                                8,237,182
International                           715,395
Real Estate                               5,987
Utility Income                          217,903
Worldwide Privatization               1,432,851
Global Bond                              28,314
Global Dollar Government                329,397
North American Government               142,663
U.S. Government/High Grade
  Securities                             10,238

                                          Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Dr. James M. Hester (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Alfred L. Harrison, Senior Vice President
Nelson Jantzen, Senior Vice President
Wayne D. Lyski, Senior Vice President
Raymond J. Papera, Senior Vice President
Alden M. Stewart, Senior Vice President
Peter Anastos, Vice President
Edward Baker, Vice President
Thomas J. Bardong, Vice President
Steven Beinhacker, Vice President
Mark H. Breedon, Vice President
Russell Brody, Vice President
Nicholas D.P. Carn, Vice President
Paul J. DeNoon, Vice President
David Edgerly, Vice President
Vicki L. Fuller, Vice President
Randall E. Haase, Vice President
Gerald T. Malone, Vice President
Daniel V. Panker, Vice President
Douglas J. Peebles, Vice President
Daniel G. Pine, Vice President
Paul C. Rissman, Vice President
Tyler J. Smith, Vice President
Wayne C. Tappe, Vice President
Jean Van De Walle, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas Manley, Controller

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------
(1)   Member of the Audit Committee.

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